united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 100, Hauppauge, NY 1788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst/Millburn Dynamic Commodity Strategy Fund
(DCXAX, DCXCX, DCXIX)
Catalyst/Warrington Strategic Program Fund
(CWXAX, CWXCX, CWXIX)
Catalyst Systematic Alpha Fund
(ATRAX, ATRCX, ATRFX)
Catalyst Income and Multi-Strategy Fund (Formerly, Catalyst Multi-Strategy Fund)
(ACXAX, ACXCX, ACXIX)
Catalyst Nasdaq-100 Hedged Equity Fund
(Formerly, EAVOL NASDAQ-100 Volatility Overlay Fund)
(CLPAX, CLPCX, CLPFX)
Catalyst/Millburn Hedge Strategy Fund
(MBXAX, MBXCX, MBXIX)
Catalyst Buffered Shield Fund
(SHIEX, SHINX, SHIIX)

June 30, 2022

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Portfolio Review	Page 1

Schedule of Investments	Page 23

Statements of Assets and Liabilities	Page 53

Statements of Operations	Page 55

Statements of Changes in Net Assets	Page 57

Financial Highlights	Page 61

Notes to Financial Statements	Page 75

Auditors Opinion	Page 99

Supplemental Information	Page 102

Expense Example	Page 125

Privacy Notice	Page 126

Catalyst Capital Advisors LLC | 646-827-2761

Fiscal Year 2021-2022(July 2021-June 2022)

Catalyst/Millburn Dynamic Commodity Strategy Fund (DCXCX, DCXAX, DCXIX) (unaudited)

The Fund was quite profitable for the Fiscal Year (FY) predominantly due to gains from energy futures, although grain, metal and soft commodity futures also posted profits. On the other hand, commodity/resource related securities and livestock futures were unprofitable. The Fund’s I Share generated a +33.71% return for the fiscal year, outperforming the S&P 500 TR Index1 (-10.62%) and the Bloomberg Commodity Index TR2 (+24.27%).

During the July-December 2021 period, crude oil prices, as measured by Brent crude oil, traded volatilely in a $65-85 range. Intermittent growth worries brought on by flare-ups of the COVID-19 Delta and Omicron variants globally and the continuing expansion of production by OPEC+ prompted periodic price declines. However, whenever the COVID-19 fears dissipated, markets saw strong demand and price increases as businesses and consumers increased their usage of everything from crude oil to natural gas to gasoline to jet fuel as governments lifted social curbs. By the start of 2022, the persistent disciplined supply management from both OPEC+ and non-OPEC producers together with oil consumption recovering toward pre-pandemic levels underpinned a marked rise in crude oil prices. Then, as the Russia-Ukraine war erupted, energy prices, represented by Brent crude oil, surged to nearly $130/barrel in mid-March since Russia is among the top three global producers of crude oil and natural gas. Thereafter, energy prices were once again volatile but range-bound, with Brent generally in the $100-120 band. Strong demand for refined fuels combined with concerns over increasing restrictions on Russian supplies and a dwindling “supply buffer” within OPEC supported energy prices, while increasing recession worries due to tighter monetary policy mitigated the upward pressures. Overall, positions in Brent crude, WTI crude, RBOB gasoline, heating oil, and London gas oil were quite profitable.

Natural gas prices rose almost relentlessly throughout the year, reaching record highs on several occasions. Global demand rebounded along with a reopening global economy for much of the FY. At the same time, global natural gas inventories dropped to unusually low levels in the wake of 2020’s frigid winter and as Russia persistently constrained supplies to Europe both before and following the Russian invasion of Ukraine. Consequently, natural gas positions were highly profitable overall. However, these gains were reduced significantly on two occasions when the portfolio’s U.S. natural gas futures position—though reduced substantially-- was unprofitable as prices collapsed; first in late 2021 as mild weather in the U.S. and Europe, and factory slowdowns in the U.K. and Europe weighed on natural gas prices; and again in June following an explosion at one of the biggest liquefied natural gas export terminals in Texas that reduced exports to Europe, thereby raising supplies available for U.S. domestic consumption and leading to a sharp drop in U.S. prices.

The Russia-Ukraine war, involving two countries which account for one-third of global wheat trade and one-quarter of global corn trade, boosted grain prices. The possibility that drought in Brazil could crimp corn production there further underpinned prices, especially during the first quarter of 2022. For the FY, corn, wheat, soybean, and soybean meal positions were profitable.

Livestock positions were fractionally unprofitable.

Shifting growth and inflation outlooks, monetary policy uncertainties, interest rate and dollar volatility, geopolitical shocks, and supply chain disruptions buffeted metal prices throughout the year, and results were mixed but somewhat profitable on balance.

The aluminum position was profitable as prices were underpinned by growing demand, shipping disruptions and tight supply. China suppressed smelting to reduce pollution and meet green targets. In India, inadequate coal supply threatened local production of the energy-intensive metal. In Europe, many aluminum smelters were forced to cut production due to soaring natural gas prices amid Russian supply restrictions. Lastly, the war between Russia and Ukraine led to sanctions on Russian aluminum producers. Russia is also a sizable producer of nickel and, with strong demand—especially for EV batteries—and low inventories, prices were well supported, and the nickel position was profitable. Zinc holdings were also profitable. On the other hand, the platinum position was unprofitable in

Catalyst Capital Advisors LLC | 646-827-2761

response to sluggish global car production as well to the stronger dollar. The silver position also posted a loss due to the stronger dollar, higher interest rates and periodic weakness in industrial activity.

The Fund’s cotton position was profitable as prices reached 10-year highs in early 2022 amid tight supply prospects. World cotton stocks are projected to be at three-year lows at the end of the 2021/22 season and the rising cost of pesticides may limit the growth in US cotton acreage. Strong demand, particularly from China, Turkey and Pakistan also underpinned cotton prices, although prices did soften late in the FY as recession worries surfaced. During the first half of the FY, coffee was profitable as prices rose to 7-year highs when unusual weather in Brazil—first drought and then frost—damaged crops and signaled tight supplies for at least two years. At the same time, coffee demand remained strong.

During the first half of the FY, massive liquidity, negative real yields, strong actual and expected earnings growth, and anticipated U.S. infrastructure spending supported equities. Ultimately, however, the Fed and other central banks’ embrace of hawkish policy stances, rising inflation and interest rates, plunging consumer confidence globally, fears of slowing growth and caution concerning the earnings outlook weighed on equity markets. China’s growth slowdown and property market distress, Europe’s struggles with high energy prices, and the Russia/Ukraine war also weighed on equities. Hence, volatility increased, and global equity markets declined sharply, especially during the April-June quarter. On balance for the FY, holdings of alternative energy-especially hydrogen, infrastructure, and market trading venue securities registered losses that outdistanced the gains from positions in utility and farmland securities.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indexes do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Buffered Shield Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	Bloomberg Commodity Index TR is composed of futures contracts and reflects the returns of fully collateralized investments in BCOM, which reflects commodity futures price movements.

6732-NLD-07252022

Catalyst/Millburn Dynamic Commodity Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, compared to its benchmarks:

			Annualized
		Annualized 5 Year	Since
	1 Year Return	Return	Inception**
Class A	33.47%	3.44%	4.13%
Class A with load	25.84%	2.22%	3.22%
Class C	32.40%	2.66%	3.36%
Class I	33.71%	3.70%	4.39%
S&P 500 Total Return Index (a)	(10.62)%	11.31%	12.68%
Bloomberg Commodity Total Return Index(b)	24.27%	8.39%	5.31%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses are 2.81% for Class A, 3.56% for Class C and 2.56% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to June 2021 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. Investors cannot invest directly in an index.

**	Inception date is September 30, 2015.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Exchange - Traded Funds	29.1%
U.S. Government & Agencies	8.5%
Institutional Financial Services	6.2%
Electrical Equipment	4.1%
Timber REIT	3.8%
Specialty REIT	2.2%
Renewable Energy	1.5%
Electric Utilities	1.4%
Automotive	1.3%
Chemicals	1.2%
Other/Cash & Equivalents	40.7%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst/Warrington Strategic Program Fund (CWXAX, CWXCX, CWXIX) (Unaudited)

Dear Fellow Shareholders,

In late January 2020, Warrington Asset Management, LLC was named as the new sub-advisor to the Catalyst/Warrington Strategic Program Fund (the “Fund”) and commenced the implementation of its Strategic Program as the Fund’s investment strategy. Warrington has a long history of managing options, dating to January 1997, and brings that experienced management to the Fund. The Strategic Program dates to Warrington’s inception and has won the Pinnacle Award for the Best Options Strategy (five-year category) two times (in 2017 and 2019). This prestigious accolade is a testament to Warrington’s ability to achieve profits in a variety of environments while concurrently managing market risks.

In spite of many strong rallies and declines during the last fiscal year, Warrington has achieved a gain of approximately +9.58% (Class I) through the end of the fiscal year in June 2022. The Fund was able to successfully navigate the extreme volatility and protect investor capital during the various volatile periods this year.

The change in character from the bullish trajectory in the last half of 2021, to the relentless selling in 2022, provided many trading opportunities for the Fund. Beyond the poor returns for the broader stock market, many other asset classes have suffered in 2022. From the former high-flying tech stocks to the ultra-speculative crypto assets, we have seen widespread selloffs causing significant portfolio value destruction. Even historical safe havens such as fixed income have had outsized declines. This broad-based repricing of many assets can be traced to the undoing of the multi-year speculative bubble fueled by low interest rates and government intervention. While the Federal Reserve’s (the “Fed”) aggressive rate increases may seem outsized when compared to previous rate-hike cycles, the intention of these adjustments is to attempt to rein in rampant inflation which is running at multi-decade highs. Inflation and expectations of future inflation can wreak havoc on economies, and such impacts are being seen in food, energy, and many other commodity markets. The role of the Fed and other central banks in this conflicted battle has become even more difficult when investment assets are being repriced significantly lower, while the prices of raw materials needed for a functioning economy are skyrocketing.

A strong net return for the Fund was achieved despite volatility trends not being ideal. The “actual” volatility in the markets was higher than the “implied” volatility, as indicated by the CBOE Market Volatility Index (“VIX”), and the volatility of volatility (the VVIX) reached lows only previously seen in 2019. We expect that these anomalies will dissipate, but the outlook for inflation and Fed interest rates hikes will feed ongoing volatility and provide additional positive risk-reward trade opportunities ahead.

In the light of this historical market environment, we find the performance of the Fund in the last fiscal year to be exceptional. A strong positive return, delivered with minimal drawdowns, while providing portfolio diversification and non-correlation is the objective of our option trading strategies.

	Fiscal Year (06/30/21-06/30/22)	Since sub-advisor change (1/27/20-06/30/22) [2]
Class A without sales charge	9.27%	8.15%
Class A with sales charge	2.95%	6.00%
S&P 500 Total Return Index[1]	-10.62%	8.31%
	Fiscal Year (06/30/21-06/30/22)	Since sub-advisor change (1/27/20-06/30/22)
Class C	8.39%	7.37%
Class I	9.58%	8.42%
S&P 500 Total Return Index[1]	-10.62%	8.31%

Catalyst Capital Advisors LLC | 646-827-2761

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information please call the Fund, toll free at 1-866-447-4228.

Scott Kimple and Mark Adams

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Warrington Strategic Program Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	Warrington Asset Management, LLC was appointed as Sub-Advisor to the Fund on January 28, 2020.

8151-NLD-07282022

Catalyst/Warrington Strategic Program Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	9.27%	0.25%	0.59%	8.64%	N/A
Class A with load	2.95%	(0.94)%	(0.01)%	8.26%	N/A
Class C	8.39%	(0.51)%	N/A	N/A	(0.88)%
Class I	9.58%	0.50%	N/A	N/A	0.11%
S&P 500 Total Return Index (a)	(10.62)%	11.31%	12.96%	9.00%	12.12%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.56% for Class A, 3.32% for Class C and 2.29% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 15, 2005 for Class A and the benchmark.

***	Inception date is August 30, 2013 for Class C, Class I and benchmark.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
Other/Cash & Equivalents	100.0%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Systematic Alpha Fund (ATRAX, ATRCX, ATRFX) (Unaudited)

Dear Shareholders,

The Catalyst Systematic Alpha Fund seeks long-term capital appreciation through a multi-risk premia strategy that attempts to capture various sources of systematic risks embedded in the capital markets combined with an equity/long short strategy.

Investment Strategy

The Fund offers access to the BNP Paribas Catalyst Systematic Alpha Index II1 (the “BNPP CASA Index II”), which is designed to provide exposure to strategies that are not typically accessible through traditional investment products or asset classes. The BNPP CASA Index II is a rules-based index designed to systematically harvest non-traditional sources of return across the equity, fixed-income, commodity, and currency markets. The Index is composed of six rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). The Fund generally seeks exposure to the Benchmark by investing in one or more structured notes and/or one or more non-exchange-traded total return swap contracts.

The Index seeks to generate absolute returns through risk-balanced exposure to carry, momentum, and volatility risk premia across the equity, commodity, currency, and fixed income markets.

●	Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time.

●	Volatility Risk Premium captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections.

●	Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

The Index uses a rules-based, risk-budget model to dynamically allocate across the various BNPP Index Components. The Index may rebalance its exposure to the BNPP Index Components as frequently as daily to quickly adapt to various market conditions and risk levels.

Prior to July 8, 2022, the Fund sought excess return above the BNPP CASA Index II through active management of a long/short equity portfolio. The Equity Component of the Fund’s portfolio held long and short positions on the common stock of U.S. exchange traded companies. However, effective July 8, 2022, the Fund was no longer pursuing an equity component.

As of June 30, 2022, the Fund offered access to the BNP Paribas Catalyst Systematic Alpha Index. The Fund underwent a strategy modification to enhance the index. Some of the underlying constituents were changed within the index. The new index historically outperformed the previous index.

Performance

During fiscal year 2022, the Fund outperformed its underlying benchmark index, the BNP CASA Index II, which the Fund tracks. The outperformance was the result of the Fund’s equity component of the strategy, which allowed the Fund to generate additional returns.

Catalyst Capital Advisors LLC | 646-827-2761

BNPP CASA Index Attribution

Fiscal year 2022 contained two very distinct market environments separated by 2H21 and 1H22. As 2021 wrapped up, equity markets hit all-time highs despite looming inflationary pressures, rising Covid-19 cases, and continued global supply chain disruptions. As the year changed over, 2022 presented new issues as Russia invaded Ukraine, monetary policy tightened as the Fed sought to combat 40-year high inflation, and uncertainty settled into the housing market with mortgage rates soaring and home sales slowing. The Momentum Risk Premium strategy was the main contributor of positive performance for the time period, seeking to provide exposure to the performance of a dynamic multi-asset basket of futures while hedging the FX risk. The Momentum Risk Premium strategy contributed 2.94% for the fiscal year. The Carry and Volatility Risk Premium strategies were both negative contributors for the time period. Multiple short-term spikes in the VIX caused issues for the Volatility Risk Premium strategy as realized volatility was higher than implied volatility. Uncertainty and immense volatility in commodity markets, primarily caused by geopolitical tensions with Russia and Ukraine, resulted in underperformance for the Carry Risk Premium strategy. Despite a spike in commodity prices, the dramatic shift in the futures curves of many commodities prohibited the strategy from harvesting the carry risk premium as spot prices rose more than futures prices.

We feel confident that despite uncertainty across financial markets, the BNP CASA Index II will continue to have resilient performance as a result of its rules-based index approach designed to systematically harvest non-traditional sources of return across various markets.

The Fund’s total returns for the fiscal year period and since inception through the 06/30/22 period as compared to the S&P500 TR Index were as follows:

	Fiscal Year (06/30/21-06/30/22)	Since Inception (07/31/14-06/30/22)[3]
Class A	-2.53%	3.54%
Class C	-3.32%	2.72%
Class I	-2.42%	3.74%
BNPP CASA Index II [1]	-2.97%	14.20%
S&P 500 TR Index [2]	-10.62%	10.98%
Class A with Sales Charge	-8.11%	2.77%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Prior to November 1, 2017, the Fund implemented a different investment strategy.

Summary

The Catalyst Systematic Alpha Fund seeks to offer investors a distinct opportunity to capture returns from various sources of systematic inefficiencies embedded in the capital markets. We are confident in the long-term potential of the strategy of the Catalyst Systematic Alpha Fund and are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the

Catalyst Capital Advisors LLC | 646-827-2761

Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	BNP Paribas Catalyst Systematic Alpha Index II™ is a rules-based Index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index II is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

BNP Paribas does not sponsor, endorse, sell, or promote any investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of the BNP Paribas Catalyst Systematic Alpha Index (the “Index”). A decision to invest in any such investment fund or other vehicle should not be made in reliance on any of the statements set forth in this document. Prospective investors are advised to make an investment in any such fund or vehicle only after carefully considering the risks associated with investing in such funds, as detailed in an offering memorandum or similar document that is prepared by or on behalf of the issuer of the investment fund or vehicle. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

[2]	The S&P500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Systematic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[3]	Since inception returns assume an inception date of 07/31/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6861-NLD-08232022

Catalyst Systematic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	(2.53)%	6.51%	3.54%
Class A with load	(8.11)%	5.25%	2.77%
Class C	(3.32)%	5.67%	2.72%
Class I	(2.42)%	6.75%	3.74%
S&P 500 Total Return Index(a)	(10.62)%	11.31%	10.98%
BNP Paribas Catalyst Systematic Alpha Index II (b)	(2.97)%	12.73%	14.20%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 6.43% for Class A, 7.19% for Class C and 6.18% for Class I shares. Please review the Fund’s most recent prospectus for detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to November 2017 does not reflect the Fund’s current strategy.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	BNP Paribas Catalyst Systematic Alpha Index II™ (BNP CASA Index II) is a rules-based Index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index II is composed of six rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Investors cannot invest directly in an Index.

**	Inception date is July 31, 2014.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security type ^	% of Net Assets
Other/Cash & Equivalents	100.0%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Income and Multi-Strategy Fund (ACXAX, ACXCX, ACXIX) (unaudited)

Dear Fellow Shareholders,

The one-year return of -7.27% for the fiscal year ended June 30, 2022 included gains from the Fund’s tactical futures component, which partially mitigated the losses in the fixed income portfolio. Comparatively, U.S. agency mortgages (as measured by the Bloomberg US Mortgage-Backed Securities Index) lost 9.03% and broad U.S. bonds (as measured by Bloomberg US Aggregate Bond Index) fell 10.29%.

The fixed-income portfolio fell approximately 9.7%. Within this portfolio, each component contributed to the overall loss as we witnessed interest rates increasing amidst broad and significant declines in risk assets. As risk assets suffered, we unsurprisingly saw the largest loss in the portfolio from its non-agency mortgage REIT holdings, private label mortgage funds, and our convertible bonds position. The second largest contributor to the Fund’s loss was from agency mortgage-backed securities. This sector was hit both from the large, steady selloff in all interest rate sensitive securities and the added pressure from the market anticipating sales in this sector from the Federal Reserve’s large holdings. Lastly, no sector was spared from the fixed income market turbulence as short-term corporate bonds also lost ground.

As illustrated in the graph below, this is the breakdown of the Fund’s fixed income and cash holdings:

The tactical futures strategy gained approximately +2.4% and profited from the main dynamics that wreaked such havoc through global markets. While many different tactical positions generated the Fund’s profit, the two principal themes were higher interest rates and increasingly expensive commodities. For most of the fiscal year until May 2022, we maintained profitable bullish commodity positions. Beginning January 2022, we began entering positions across US, European, and Japanese interest rate contracts that profited from rising yields. While we periodically lightened our positioning to take profits, we maintained this tactical interest rate stance through to the end of the fiscal year.

Catalyst Capital Advisors LLC | 646-827-2761

Fund Performance

The Fund’s total returns for the 2022 YTD period ended 06/30/2022, fiscal year ended 06/30/2022 and for the period since inception through 06/30/2022 were as follows:

	Calendar YTD	1 Year	5 Years	10 Years	Since Inception 3&4
Class I	-3.27%	-7.27%	0.84%	1.12%	3.05%
Bloomberg US Mortgage Backed Securities Index [1]	-8.78%	-9.03%	0.36%	1.18%	2.79%
ML 3 Month T-Bill Index [2]	0.14%	0.17%	1.11%	0.64%	0.66%
Class A	-3.44%	-7.59%	0.58%	n/a	-0.29%
Class C	-3.79%	-8.23%	-0.17%	n/a	-1.05%
Bloomberg US Mortgage Backed Securities Index[1]	-8.78%	-9.03%	0.36%	n/a	9.17%
ML 3 Month T-Bill Index[2]	0.14%	0.17%	1.11%	n/a	0.90%
Class A with Sales Charge	-9.01%	-12.88%	-0.60%	n/a	-1.15%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We assert that we are only at the beginning of an extremely difficult investing environment. Risk assets have enjoyed years of near-endless easy money created by global reserve banks. From our vantage point, that era is over. Going forward, we expect significantly higher volatility and believe that our tactical futures strategy is uniquely suited to potentially capitalize on fluctuating global futures markets. Especially after the widening in spreads from mortgage-related investments, our analysis suggests that this sector may represent some of the best risk-to-reward within the credit-sensitive fixed income spectrum. Therefore, we believe the Catalyst Income and Multi-Strategy Fund has the potential to reward patient investors through a likely era of low returns across most traditional fixed-income investments.

We appreciate the opportunity to help you achieve your investment goals.

Sincerely,

Darren J. Kottle, CFA
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The Bloomberg US Mortgage Backed Securities (MBS) Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon, and vintage.

[2]	BofAML 3-Month T-Bill Index (ML 3 Month T-Bill Index) is used to represent the short-term U.S. Government bond market.

Catalyst Capital Advisors LLC | 646-827-2761

[3]	Class I: 10/31/2017. Class A & C: 8/13/2015. Performance shown before August 13, 2015 is for the Fund’s predecessor limited liability company (Auctos Global Diversified Fund, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. From its inception through August 13, 2015, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements, and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

[4]	The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6824-NLD-08112022

Catalyst Income and Multi-Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	(7.59)%	0.58%	N/A	N/A	(0.29)%
Class A with load	(12.88)%	(0.60)%	N/A	N/A	(1.15)%
Class C	(8.23)%	(0.17)%	N/A	N/A	(1.05)%
Class I (a)	(7.27)%	0.84%	1.12%	3.05%	N/A
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index (b)	0.17%	1.11%	0.64%	0.66%	0.90%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 5.72% for Class A, 6.36% for Class C and 5.37% for Class I shares. Please review the Fund’s most recent prospectus for detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to November 2021 does not reflect the Fund’s current strategy.

(a)	The Fund acquired all of the assets and liabilities of Auctos Global Diversified Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on August 13, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines were, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on October 31, 2007. Updated performance information will be available at no cost by calling 1-866-447-4228 or visiting the Fund’s website at www.CatalystMF.com.

(b)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

**	Inception date is October 31, 2007 for Class I and benchmark.

***	Inception date is August 13, 2015 for Class A, Class C and benchmark.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
Fixed Income	44.2%
Mortgage Finance	17.9%
Real Estate Investment Trusts	3.7%
Other/Cash & Equivalents	34.2%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Nasdaq-100 Hedged Equity Fund (CLPFX | CLPAX | CLPCX) (unaudited)

Dear Fellow Shareholders:

The Fund’s objective is long-term capital appreciation. In October 2020, the Fund’s sub-advisor was changed when Equity Armor Investments assumed management of the Fund and began implementation of its unique strategy, which combines investment in securities that constitute the Nasdaq-100 Index (“NDX”) with a dynamic allocation to futures contracts on the CBOE Volatility Index (the “VIX Index”) as a hedge for the Fund’s exposure to the NDX.

Equity Armor utilizes EAVOL, a proprietary VIX futures methodology in CLPFX. We are very pleased with its performance in the first half of 2022. Equity Armor was able to utilize our long volatility hedge to significantly reduce the elevated daily volatility in asset prices. The historical Volatility for the Nasdaq was elevated at 35.43 for the first six months of the year, our program was able to reduce that all the way down to 21.1 Vol. Yes, the Nasdaq 100 has seen a significant price reduction, and the VIX has not experienced a corresponding pop in value typically associated with a bear market which the Nasdaq is in. This is the worse-case scenario for our strategy (since we are buying both stocks and buying volatility), yet despite the unfavorable market conditions, we were still able to deliver a lower drawdown over the first 2 quarters of 2022 when compared to the Nasdaq Index. Our mission continues to gain equity exposure with less risk, and to utilize volatility to our advantage along the way.

Inflation is higher by multiples, and we would describe it as completely out of control. And as so often happens, the market is confused by the Fed’s actions and how to handle this unprecedented situation. On the one hand, the increased costs at the same time as increased borrowing costs could lead the economy to slow significantly, triggering a recession. On the other hand, if the Fed allows for higher inflation, and decides to cave to market pressures yet again, the market could stabilize and even finish the year positive. This is why Goldman Sachs produced two-year end targets, one below 3200 if there is a recession, and one above 4100 if there is not. If this sounds confusing, it is.

It is for this very reason why Equity Armor continues its balanced approach of equity exposure with a volatility hedge. We continue to believe that investors should stay invested in the markets and that the most prudent way to be invested in equities, is with a dynamic hedge and active rebalancing which we use in our CLPFX fund.

We thank you for your support and for being an investor in our Fund.

Sincerely yours,

Luke Rahbari
Brian Stutland
Joe Tigay

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

1875-NLD-07262022

Catalyst Nasdaq-100 Hedged Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	(18.03)%	1.40%	2.47%
Class A with load	(22.76)%	0.21%	1.76%
Class C	(18.58)%	0.66%	1.67%
Class I	(17.72)%	1.67%	2.02%
Nasdaq-100 Index(a)	(20.38)%	16.37%	15.90%
S&P 500 Total Return Index(b)	(10.62)%	11.31%	10.91%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.82% for Class A, 3.57% for Class C and 2.57% for Class I shares . Please review the Fund’s most recent prospectus for detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to October 2020 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	The Nasdaq 100 Index (“NDX”) is a large-capitalization growth index comprised of the 100 largest domestic and international (including emerging markets) non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NDX is concentrated in the technology sector Investors cannot invest directly in an index.

(b)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 31, 2013 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Exchange - Traded Funds	21.0%
Software	10.5%
Semiconductors	8.7%
Technology Hardware	8.5%
Internet Media & Services	7.9%
E-Commerce Discretionary	4.4%
Biotech & Pharma	2.8%
Automotive	2.5%
Technology Services	1.8%
Beverages	1.8%
Other/Cash & Equivalents	30.1%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

Fiscal Year 2021-2022(July 2021-June 2022)

Catalyst/Millburn Hedge Strategy Fund (MBXAX, MBXCX, MBXIX)

The Fund was profitable for the Fiscal Year (FY) ending June 30th, 2022, as gains from trading energy futures, equity futures, and currency forwards outpaced losses from long equity ETF positions and from trading interest rate and metal futures. Trading of soft and agricultural commodities was nearly flat. The Fund’s I Share generated a +2.31% return for the fiscal year, outperforming the S&P 500 TR Index (-10.62%) and the ML 3 Month T-Bill Index (+0.17%).

During the July-December 2021 period, crude oil prices traded volatilely in a $65-85 range. On the one hand, periodic growth worries brought on by flare-ups of the COVID-19 Delta and Omicron variants globally, and the continuing expansion of production by OPEC+ prompted periodic price declines. On the other hand, whenever the COVID-19 fears dissipated, there were strong demand and price increases as businesses and consumers increased their usage of everything from crude oil to natural gas to gasoline to jet fuel as governments lifted social curbs. By the start of 2022, the persistent disciplined supply management from both OPEC+ and non-OPEC producers together with oil consumption recovering toward pre-pandemic levels underpinned a rise in crude oil prices. Then, as the Russia-Ukraine war erupted, energy prices, represented by Brent crude oil, surged to nearly $130/barrel in mid-March since Russia is among the top three global producers of crude oil and natural gas. Thereafter, energy prices were once again volatile but range-bound, with Brent generally in the $100-120 band. Strong demand for refined fuels combined with concerns over increasing restrictions on Russian supplies and a dwindling “supply buffer” within OPEC supported energy prices, while increasing recession worries due to tighter monetary policy mitigated the upward pressures. Overall, long positions in Brent crude, WTI crude, RBOB gasoline, heating oil, and London gas oil were quite profitable. Long U.S. natural gas positions in September, October, April and May were profitable too. In addition, a short U.S. natural gas position in November and December was profitable as mild weather in the U.S. and Europe, and factory slowdowns in the U.K. and Europe, weighed on natural gas prices; and another short natural gas position in June was profitable after an explosion at one of the biggest liquefied natural gas export terminals in Texas reduced exports to Europe, thereby raising supplies available for U.S. domestic consumption and leading to a sharp drop in U.S. prices.

During the first half of the FY, massive liquidity, negative real yields, strong actual and expected earnings growth, and anticipated U.S. infrastructure spending underpinned equities. Ultimately, however, the Fed and other central banks’ embrace of hawkish policy stances, rising inflation and interest rates, plunging consumer confidence globally, fears of slowing growth, and caution concerning the earnings outlook weighed on equity markets. China’s growth slowdown and property market distress, Europe’s struggles with high energy prices, and the Russia/Ukraine war also weighed on equities. Hence, volatility increased, and global equity markets declined sharply. Long equity ETF positions were broadly unprofitable, particularly in the second half of the FY. A short VIX futures trade, trading of US equity index futures, and long Canadian and Taiwanese equity index futures positions were also unprofitable. Short positions in European, British, Chinese, Korean, Japanese, EAFE, Brazilian, Indian, and emerging markets index futures were profitable, outweighing a significant portion of the aforementioned losses.

During the first half of the FY, foreign exchange trading was volatile, mixed, and unprofitable in the wake of monetary policy, inflation, growth, commodity price, and Delta and Omicron variant uncertainties. Then in 2022, the U.S. dollar, as measured by the Bloomberg DXY Index, surged by over 10% as Federal Reserve policy turned hawkish. Against this backdrop, currency trading was quite profitable, producing a gain for the FY overall. A long dollar trade versus the Japanese yen was particularly profitable since the Bank of Japan continued to pursue an expansive monetary policy while the Federal Reserve was becoming decidedly more restrictive. Since the war in Ukraine is expected to have a much greater negative impact on European growth than U.S. growth and since the Fed is likely to remain more hawkish than the ECB, a long U.S. dollar/short euro position was profitable. As energy prices eased somewhat in the April-June period, a long U.S. dollar/short Norwegian krone position also posted a gain. Early in 2022, a long Brazilian real/short dollar trade benefitted from the high level of Brazilian interest rates and from rising commodity prices. A short dollar trade versus the Russian ruble was closed out at a loss during February when the Fund halted trading of the Russian currency. In addition, trading the U.S. dollar against the pound sterling, Canadian dollar, New Zealand dollar and Swiss franc posted partially offsetting losses.

Catalyst Capital Advisors LLC | 646-827-2761

As global central banks embarked on the unprecedented and difficult task of shifting away from the ultra-accommodative policy paradigm that has characterized the last 15 years, and as markets faced constant pressure from rising inflation, Russia’s war on Ukraine, persistent supply chain difficulties, and expanding U.S.-China tensions, market participants increasingly focused on the uncertainties around three interrelated questions: how fast and how high official interest rates would be raised by global central banks, especially the Federal Reserve and ECB; when and how quickly inflation would begin to fall; and when and how significantly global growth would begin to decelerate. In this environment, trading of interest rate futures was mixed but unprofitable. Long positions in German, French, British, Japanese, and Australian notes and bond futures posted losses. On the other hand, short positions in Eurodollar futures and 2-year U.S. note futures, and trading of U.S. 5-year note, 10-year note, and Treasury bond and ultra-bond futures recorded partially offsetting profits.

Changing growth and inflation outlooks, monetary policy uncertainties, interest rate and dollar volatility, geopolitical shocks, and supply chain disruptions buffeted metal prices throughout the year, producing an overall sector loss. In particular, trading of copper and gold was unprofitable.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

6731-NLD-07252022

Catalyst/Millburn Hedge Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for each of the periods ended June 30, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***	Since Inception****
Class A	2.04%	7.61%	N/A	N/A	9.00%	N/A
Class A with load	(3.82)%	6.34%	N/A	N/A	8.01%	N/A
Class C	1.29%	6.80%	N/A	N/A	8.18%	N/A
Class C-1	1.29%	N/A	N/A	N/A	NA	20.10%
Class I (a)	2.31%	7.87%	9.46%	10.63%	N/A	N/A
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index (b)	0.17%	1.11%	0.64%	2.02%	0.95%	0.13%
Credit Suisse Managed Futures Hedge Fund Index (c)	20.75%	7.51%	3.71%	5.01%	3.51%	20.30%
S&P 500 Total Return Index (d)	(10.62)%	11.31%	12.96%	8.61%	11.91%	10.83%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2021, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.29% for Class A, 3.04% for Class C, 3.02% for Class C-1 and 2.04% for Class I shares. Please review the Fund’s most recent prospectus for detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Fund acquired all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 28, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on January 1, 1997. Updated performance information will be available at no cost by calling 1-866-447-4228 or visiting the Fund’s website at www.CatalystMF.com.

(b)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill”, is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

(c)	Credit Suisse Managed Futures Hedge Fund Index is designed to broadly represent the performance of Managed Futures hedge funds in the Credit Suisse database representing at least 85% of total Managed Futures hedge fund assets under management. Investors cannot invest directly in an index.

(d)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is January 1, 1997 for Class I shares and Benchmarks.

***	Inception date is December 28, 2015 for Class A shares, Class C shares and Benchmarks.

****	Inception date is October 30, 2020 for Class C-1 shares and Benchmarks.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
Exchange - Traded Funds	45.8%
U.S. Treasury Notes	33.5%
Other/Cash & Equivalents	20.7%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Catalyst Capital Advisors LLC | 646-827-2761

June 30, 2022

Catalyst Buffered Shield Fund (SHIEX, SHINX, SHIIX) (unaudited)

Dear Fellow Shareholders,

Inflation concerns in 2021 due to supply chain disruptions, a mismatch in spending between goods and services, and a quick bounce back in labor became a reality in 2022 as inflation, measured by CPI among other measurements, spiked. Entering the year, pundits expected peak inflation in Q1 of 2022. However, pundits did not anticipate (1) that Russia was going to invade Ukraine and (2) that China would maintain their zero-COVID policy post hosting the Olympics. These factors served to materially exacerbate inflation expectations, creating further risks that inflation would become self-fulfilling – meaning becoming part of the consumer psyche. The Federal Reserve, reacting to inflationary risks, has become increasingly hawkish as the year progressed in an effort to tamp down inflation. As a result of inflation, as well as the Federal Reserve’s response, fixed income, as measured by the US Aggregate Bond Index (AGG), is having its worst performance in over 50 years, declining around 10% for the first half of the year.

Inflation concerns coupled with other market concerns, such as the high price-to-earnings levels that stocks with growth characteristics were being valued at, has resulted in the S&P 500 declining over 20% for the first half of the year.

The Catalyst Buffered Shield Fund’s strategy uses options in creating an exposure to the S&P 500. Our equity options strategy seeks to (1) Hedge, (2) Participate and (3) Optimize performance based on the S&P 500. Our options though only cost a few cents on the dollar to implement. Like structured notes, we also use short term investment grade credit securities to provide collateral for our option position. The historical move in fixed income as outlined above has pressured collateral performance, resulting in a headwind on overall Fund performance.

While the strategy has come under pressure in the short term due to declines in both equity and fixed income markets, the higher yield that the strategy is now generating is beneficial longer term as the strategy uses these yields in financing the options we put in place. For example, one year ago, yields were closer to 1% while today they are closer to 3.5%, which means that we have an additional 2.5% budget to spend on buying downside puts and/or purchasing upside exposure on the S&P 500.

Investment Strategy

The Fund seeks to achieve its investment objective by investing in a series of put and call options on exchange traded funds (ETFs) that track the S&P 500 Index and in fixed income securities. Each series consists of (1) a downside put spread, which serves to limit downside risk, providing a tail hedge, and (2) an upside call spread, which assists in financing the risk mitigation and provides upside participation with a cap on the upside. The investment strategy is implemented through a rolling laddered portfolio. The portfolio is then regularly optimized based on market activity to maintain a consistent tail-risk hedge and upside participation.

Fund Performance

The Fund’s total returns for the fiscal year ended 06/30/22 and for the period since inception through 06/30/22 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year	Since Inception [2]
Class A*	-11.85%	4.27%
Class C (09/05/2017)	-12.43%	3.55%
Class I*	-11.62%	4.53%
S&P 500 Total Return Index [1]	-10.62%	10.63%
Class A with Sales Charge	-16.95%	3.41%

*	Since inception returns assume inception date of 04/14/2015 for Class A and I, and 09/05/2017 for Class C.

Catalyst Capital Advisors LLC | 646-827-2761

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund is comprised of exchange listed SPY equity options and a mix of short-term investment grade bonds, ETFs that seek to provide a proxy for short-term investment grade bonds and short-term Treasury bonds. The options serve the purpose of providing a relatively defined exposure to the S&P 500. The bonds serve as collateral for the option positions as well as provide a potential yield that is used in purchasing the options.

Fund returns over the last 12 months were generated primarily by the option component of the strategy though, there has also been a material negative affect on the bond component given the very quick move up in interest rates.

Sincerely,

Joseph Halpern
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indexes do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Buffered Shield Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	Since inception returns assume inception date of 04/14/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares© 2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

6827-NLD-08112022

Catalyst Buffered Shield Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, compared to its benchmarks:

			Annualized Since
	1 Year Return	5 Year Return	Inception**
Class A	(11.85)%	4.44%	4.27%
Class A with Load	(16.95)%	3.21%	3.41%
Class C	(12.43)%	N/A	3.55%
Class I	(11.62)%	4.70%	4.53%
S&P 500 Total Return Index (a)	(10.62)%	11.31%	10.63%
HFRX Equity Hedge Index (b)	(0.93)%	3.51%	2.07%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2021 the Fund’s total gross annual operating expenses. including the cost of underlying funds, are 1.89% for Class A, 2.64% for Class C and 1.64% for Class I shares. Please review the Fund’s most recent prospectus for detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

**	Inception date is April 14, 2015 for Class A, Class I and the Benchmark, and September 5, 2017 for Class C. Total returns for Class C prior to the Fund Inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The HFRX Equity Hedge Index (“HFRX Equity”) tracks strategies that maintain positions both long and short in primarily equity and equity derivative securities. The total return of the HFRX Equity includes the reinvestment of dividends and income. The total return of HFRX Equity does not include expenses. HFRX Equity is not professionally managed and is not available for investment.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Exchange - Traded Funds	100.1%
Other/Cash & Equivalents	(0.1)%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 21.7%
	AUTOMOTIVE - 1.3%
27,915	Sumitomo Electric Industries Ltd.	$308,384

	CHEMICALS - 1.2%
1,175	Air Liquide S.A.	157,717
470	Linde PLC	135,139
		292,856
	ELECTRIC UTILITIES - 1.4%
8,534	Brookfield Renewable Partners, L.P.	296,983
6,386	Fusion Fuel Green PLC(a)	41,637
		338,620
	ELECTRICAL EQUIPMENT - 4.1%
3,165	Bloom Energy Corporation(a)	52,223
20,478	Furukawa Electric Company Ltd.	336,243
2,405	Nexans S.A.	186,328
4,451	NKT A/S(a)	189,131
9,209	Prysmian SpA	252,874
		1,016,799
	INSTITUTIONAL FINANCIAL SERVICES - 6.2%
4,043	Cboe Global Markets, Inc.	457,627
1,869	CME Group, Inc.	382,584
7,596	Hong Kong Exchanges & Clearing Ltd.	373,657
3,494	Intercontinental Exchange, Inc.	328,576
		1,542,444
	RENEWABLE ENERGY - 1.5%
7,365	Ballard Power Systems, Inc.(a)	46,400
33,827	Cell Impact A.B.(a)	44,142
6,780	Ceres Power Holdings PLC(a)	45,227
12,293	FuelCell Energy, Inc.(a)	46,099
15,103	ITM Power PLC(a)	31,768
3,840	McPhy Energy S.A.(a)	51,535
36,160	NEL ASA(a)	43,925
2,841	Plug Power, Inc.(a)	47,075
		356,171

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 21.7% (Continued)
	SPECIALTY REIT - 2.2%
22,906	Farmland Partners, Inc.	$316,102
10,271	Gladstone Land Corporation	227,605
		543,707
	TIMBER REIT - 3.8%
21,001	CatchMark Timber Trust, Inc.	211,270
5,066	PotlatchDeltic Corporation	223,867
6,605	Rayonier, Inc.	246,895
7,065	Weyerhaeuser Company	233,993
		916,025

	TOTAL COMMON STOCKS (Cost $5,890,519)	5,315,006

	EXCHANGE-TRADED FUNDS — 29.1%
	EQUITY - 25.9%
20,133	First Trust Global Wind Energy ETF	346,690
3,811	First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund	295,543
12,735	Global X US Infrastructure Development ETF	289,976
3,409	Invesco Solar ETF(a)	243,369
5,442	Invesco Water Resources ETF	251,529
14,463	iShares Emerging Markets Infrastructure ETF	315,622
14,363	iShares Global Clean Energy ETF	273,615
9,020	iShares Global Infrastructure ETF	421,685
3,951	iShares Global Timber & Forestry ETF	293,994
30,040	Utilities Select Sector SPDR Fund	2,106,706
6,652	VanEck Agribusiness ETF	575,266
1,648	VanEck Environmental Services ETF	213,955
4,216	VanEck Natural Resources ETF	191,203
1,434	VanEck Rare Earth/Strategic Metals ETF	124,471
2,560	VanEck Steel ETF	126,643
5,310	VanEck Uranium + Nuclear Energy ETF	277,471
		6,347,738

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 29.1% (Continued)
	FIXED INCOME - 3.2%
6,844	iShares TIPS Bond ETF	$779,600

	TOTAL EXCHANGE-TRADED FUNDS (Cost $7,685,726)	7,127,338

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 8.5%
	U.S. TREASURY NOTES — 8.5%
350,000	United States Treasury Note	1.6250	08/15/22	350,078
700,000	United States Treasury Note	1.6250	11/15/22	698,264
525,000	United States Treasury Note	2.0000	02/15/23	522,883
525,000	United States Treasury Note	1.7500	05/15/23	519,895
				2,091,120

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,103,047)			2,091,120

	SHORT-TERM INVESTMENTS — 24.0%
	MONEY MARKET FUNDS - 24.0%
5,871,274	First American Government Obligations Fund, Class U, 1.29% (Cost $5,871,274)(b)			5,871,274

	TOTAL INVESTMENTS - 83.3% (Cost $21,550,566)			$20,404,738
	OTHER ASSETS IN EXCESS OF LIABILITIES- 16.7%			4,098,370
	NET ASSETS - 100.0%			$24,503,108

OPEN FUTURES CONTRACTS
				Value and Unrealized
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
24	CBOT Corn Future(d)	12/14/2022	$743,700	$(114,775)
7	CBOT Soybean Future(d)	11/14/2022	510,300	(25,325)
9	CBOT Soybean Meal Future(d)	12/14/2022	366,030	10,890
8	CBOT Soybean Oil Future(d)	12/14/2022	309,408	(46,830)
14	CBOT Wheat Future(d)	09/14/2022	618,800	(126,000)
10	CME Lean Hogs Future(d)	08/12/2022	408,400	(8,500)
12	COMEX Gold 100 Troy Ounces Future(d)	08/29/2022	2,168,760	(55,489)
2	COMEX Silver Future(d)	09/28/2022	203,520	(5,250)
15	ICE Brent Crude Oil Future(d)	07/29/2022	1,635,450	(8,880)
7	ICE Gas Oil Future(d)	08/11/2022	786,800	(37,625)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

OPEN FUTURES CONTRACTS (Continued)
				Value and Unrealized
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
5	KCBT Hard Red Winter Wheat Future(d)	09/14/2022	$237,938	$(49,375)
4	LME Nickel Future(d)	09/19/2022	544,824	(138,210)
7	LME Zinc Future(d)	09/19/2022	553,131	(112,402)
3	NYBOT CSC C Coffee Future(d)	09/20/2022	258,863	3,600
10	NYBOT CSC Number 11 World Sugar Future(d)	09/30/2022	207,200	(10,976)
4	NYBOT CTN Number 2 Cotton Future(d)	12/07/2022	197,680	(50,535)
18	NYMEX Henry Hub Natural Gas Futures(d)	09/28/2022	973,620	(625,890)
18	NYMEX Light Sweet Crude Oil Future(d)	07/20/2022	1,903,679	(200,200)
4	NYMEX NY Harbor ULSD Future(d)	07/29/2022	643,524	(67,490)
2	NYMEX Platinum Future(d)	10/27/2022	89,530	(810)
5	NYMEX Reformulated Gasoline Blendstock for Oxygen Future(d)	07/29/2022	742,623	(74,928)
	TOTAL FUTURES CONTRACTS			$(1,745,000)

A/S - Anonim Sirketi

ETF - Exchange-Traded Fund

L.P. - Limited Partnership

Ltd. - Limited Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S.A. - Société Anonyme

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(d)	All or a portion of this investment is a holding of the CHCSF Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/WARRINGTON STRATEGIC PROGRAM FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 75.7%
	MONEY MARKET FUNDS - 75.7%
94,380,360	First American Government Obligations Fund, Class U, 1.29% (Cost $94,380,360)(a)	$94,380,360

Contracts(e)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value
	FUTURE OPTIONS PURCHASED - 0.2%
	PUT OPTIONS PURCHASED - 0.2%
1,000	S&P 500 Index E-mini Future, Maturing Sept. 2022	ADM	07/06/2022	$3,600	$180,000,000	$167,500
720	S&P 500 Index E-mini Future, Maturing Sept. 2022	FCS	07/06/2022	3,600	129,600,000	120,600
	TOTAL PUT OPTIONS PURCHASED (Cost - $180,600)					288,100

	TOTAL INVESTMENTS – 75.9% (Cost $94,560,960)					$94,668,460
	CALL OPTIONS WRITTEN – (0.0%) (Proceeds - $25,800)					(6,450)
	PUT OPTIONS WRITTEN - (0.1)% (Proceeds - $180,600)					(167,700)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 24.2%					30,164,352
	NET ASSETS - 100.0%					$124,658,662

Contracts(b)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS - (0.0)%
	CALL OPTIONS WRITTEN - (0.0)%(c)
1,500	S&P 500 Index E-mini Future, Maturing Sept. 2022	ADM	07/06/2022	$4,400	$330,000,000	$3,750
1,080	S&P 500 Index E-mini Future, Maturing Sept. 2022	FCS	07/06/2022	4,400	237,600,000	2,700
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $25,800)					6,450

	PUT OPTIONS WRITTEN - (0.1)%
3,000	S&P 500 Index E-mini Future, Maturing Sept. 2022	ADM	07/06/2022	$3,425	$513,750,000	$97,500
2,160	S&P 500 Index E-mini Future, Maturing Sept. 2022	FCS	07/06/2022	3,425	369,900,000	70,200
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $180,600)					167,700

	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $206,400)					$174,150

ADM ADM Investor Services, Inc.

FCS StoneX Group, Inc.

(a)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(b)	Each contract is equivalent to one futures contract.

(c)	Percentage rounds to less than (0.1%).

The accompanying notes are an integral part of these financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 69.6%
	MONEY MARKET FUNDS - 69.6%
1,000,834	Federated Hermes Government Obligations Fund, Institutional Class, 1.37%(a)	$1,000,834
3,525,216	First American Government Obligations Fund, Class U, 1.29%(a) (b)	3,525,216
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,526,050)	4,526,050

	TOTAL INVESTMENTS - 69.6% (Cost $4,526,050)	$4,526,050
	OTHER ASSETS IN EXCESS OF LIABILITIES - 30.4%	1,975,201
	NET ASSETS - 100.0%	$6,501,251
	TOTAL RETURN SWAP - (3.6) %

(a)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(b)	All or part of this security is held by CSACS Fund Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

The BNP Paribas Catalyst Systematic Index (“BNP CASA Index”) is a rules based index designed to capitalize on structural inefficiencies and behavioral biases present within the equity, fixed income, commodity and currency markets. The BNP CASA Index is comprised of seven rules-based Index components created by BNP Paribas.

		Notional			Pay/Receive Fixed	Upfront	Unrealized
Shares	Frequency and Reference Entity	Amount	Counterparty	Maturity	Rate	Payments	Depreciation
1,617	At Maturity BNP Paribas Catalyst Systematic Index +	6,800,000	BNP Paribas	6/12/2023	0.5000%	—	$(233,694)

+	This instrument is held by CSACS Fund Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

BNP Paribas Catalyst Systematic Index Swap Holdings 1% of Notional ^

					Value
					Unrealized
					Appreciation/
Long Contracts		Counterparty	Notional Amount	Maturity	(Depreciation)	Weighted%
	OPEN LONG FUTURES CONTRACTS
1	CMX Gold	BNP Paribas	$236,629	12/31/2022	$(4,758)	3.48%
1	CMX Silver	BNP Paribas	82,380	9/30/2022	(5,405)	1.21%
2	ICE Brent Crude	BNP Paribas	238,372	12/31/2022	(11,482)	3.51%
3	ICE Brent Crude	BNP Paribas	291,604	10/31/2022	(11,512)	4.29%
1	ICE Brent Crude	BNP Paribas	60,241	9/30/2022	(1,900)	0.89%
0	ICE Gas Oil	BNP Paribas	28,990	8/31/2022	(875)	0.43%
1	ICE Gas Oil	BNP Paribas	145,833	12/31/2022	(776)	2.14%
0	ICE Gas Oil	BNP Paribas	28,889	3/31/2023	521	0.42%
1	ICE Gas Oil	BNP Paribas	145,718	11/30/2022	(2,173)	2.14%
1	LME Aluminium HG	BNP Paribas	50,892	4/30/2023	(6,209)	0.75%
1	LME Aluminium HG	BNP Paribas	50,917	12/31/2022	(6,417)	0.75%
0	LME Aluminium HG	BNP Paribas	25,354	1/31/2023	(3,160)	0.37%
0	LME Aluminium HG	BNP Paribas	25,576	6/30/2023	(3,003)	0.38%
1	LME Aluminium HG	BNP Paribas	51,015	3/31/2023	(6,261)	0.75%
2	LME Aluminium HG	BNP Paribas	125,691	11/30/2022	(15,992)	1.85%
0	LME Aluminium HG	BNP Paribas	25,452	10/31/2022	(3,164)	0.37%
0	LME Copper	BNP Paribas	29,763	8/31/2022	(3,735)	0.44%
0	LME Copper	BNP Paribas	59,533	12/31/2022	(7,525)	0.88%
0	LME Copper	BNP Paribas	59,575	1/31/2023	(7,520)	0.88%
1	LME Copper	BNP Paribas	119,057	6/30/2023	(14,966)	1.75%
0	LME Copper	BNP Paribas	29,780	3/31/2023	(3,754)	0.44%
1	LME Copper	BNP Paribas	119,076	10/31/2022	(14,999)	1.75%
0	LME Copper	BNP Paribas	29,787	9/30/2022	(3,748)	0.44%
0	LME Nickel	BNP Paribas	19,271	8/31/2022	(3,882)	0.28%
1	LME Nickel	BNP Paribas	96,340	12/31/2022	(19,379)	1.42%
0	LME Nickel	BNP Paribas	19,257	11/30/2022	(3,876)	0.28%
0	LME Nickel	BNP Paribas	57,776	10/31/2022	(11,640)	0.85%
0	LME Zinc	BNP Paribas	19,132	8/31/2022	(3,647)	0.28%
1	LME Zinc	BNP Paribas	56,639	1/31/2023	(10,667)	0.83%
1	LME Zinc	BNP Paribas	75,609	11/30/2022	(14,575)	1.11%
1	LME Zinc	BNP Paribas	76,700	10/31/2022	(14,810)	1.13%
16	NYMEX Gasoline RBOB	BNP Paribas	22,153	8/31/2022	(1,416)	0.33%
19	NYMEX Gasoline RBOB	BNP Paribas	20,403	12/31/2022	(1,294)	0.30%
75	NYMEX Gasoline RBOB	BNP Paribas	85,554	11/30/2022	(5,158)	1.26%
88	NYMEX Gasoline RBOB	BNP Paribas	104,894	10/31/2022	(4,981)	1.54%
15	NYMEX Heating Oil	BNP Paribas	22,384	8/31/2022	474	0.33%
66	NYMEX Heating Oil	BNP Paribas	89,540	3/31/2023	(162)	1.32%
76	NYMEX Heating Oil	BNP Paribas	111,602	10/31/2022	(387)	1.64%
11	NYMEX Natural Gas	BNP Paribas	551,043	4/30/2023	(164,987)	8.10%
7	NYMEX Natural Gas	BNP Paribas	541,500	2/28/2023	(144,427)	7.96%
8	NYMEX Natural Gas	BNP Paribas	490,450	3/31/2023	(163,847)	7.21%
1	NYMEX WTI Crude	BNP Paribas	71,601	8/31/2022	(4,037)	1.05%
3	NYMEX WTI Crude	BNP Paribas	281,266	11/30/2022	(15,330)	4.14%
4	NYMEX WTI Crude	BNP Paribas	354,176	10/31/2022	(18,863)	5.21%
	NET UNREALIZED LOSS FROM OPEN LONG FUTURE CONTRACTS				$(745,704)

Short Contracts
	OPEN SHORT FUTURES CONTRACTS
(2)	3 Month SOFR	BNP Paribas	$(535,433)	12/31/2022	$3,964	7.87%
(2)	3 Month SOFR	BNP Paribas	(431,537)	12/31/2023	1,066	6.35%
(2)	3 Month SOFR	BNP Paribas	(536,711)	6/30/2023	2,268	7.89%
(2)	3 Month SOFR	BNP Paribas	(432,535)	6/30/2024	733	6.36%
(2)	3 Month SOFR	BNP Paribas	(535,752)	3/31/2023	2,209	7.88%
(2)	3 Month SOFR	BNP Paribas	(432,056)	3/31/2024	(67)	6.35%
(2)	3 Month SOFR	BNP Paribas	(537,270)	9/30/2022	3,438	7.90%
(2)	3 Month SOFR	BNP Paribas	(430,951)	9/30/2023	399	6.34%
(2)	3 Months Euribor	BNP Paribas	(393,070)	12/31/2022	1,189	5.78%
(2)	3 Months Euribor	BNP Paribas	(376,057)	12/31/2023	746	5.53%
(2)	3 Months Euribor	BNP Paribas	(391,895)	6/30/2023	975	5.76%
(2)	3 Months Euribor	BNP Paribas	(376,057)	6/30/2024	765	5.53%
(2)	3 Months Euribor	BNP Paribas	(392,293)	3/31/2023	1,112	5.77%
(2)	3 Months Euribor	BNP Paribas	(376,038)	3/31/2024	746	5.53%
(2)	3 Months Euribor	BNP Paribas	(395,120)	9/30/2022	535	5.81%
(2)	3 Months Euribor	BNP Paribas	(376,095)	9/30/2023	841	5.53%
(27)	CBOE VIX	BNP Paribas	(714,028)	8/31/2022	(23,743)	10.50%

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

					Value
					Unrealized
					Appreciation/
Short Contracts		Counterparty	Notional Amount	Maturity	(Depreciation)	Weighted %
(7)	CBOE VIX	BNP Paribas	(168,167)	7/31/2022	(4,668)	2.47%
(439)	CMX Copper	BNP Paribas	(366,893)	9/30/2022	50,672	5.40%
(5)	ICE Brent Crude	BNP Paribas	(488,663)	11/30/2022	22,012	7.19%
(3)	ICE Gas Oil	BNP Paribas	(303,380)	9/30/2022	8,105	4.46%
(5)	LME Aluminium HG	BNP Paribas	(287,273)	9/30/2022	35,588	4.22%
(1)	LME Nickel	BNP Paribas	(139,910)	9/30/2022	28,158	2.06%
(2)	LME Zinc	BNP Paribas	(177,137)	9/30/2022	34,127	2.60%
(153)	NYMEX Gasoline RBOB	BNP Paribas	(200,126)	9/30/2022	853	2.94%
(126)	NYMEX Heating Oil	BNP Paribas	(189,943)	9/30/2022	28,270	2.79%
(18)	NYMEX Natural Gas	BNP Paribas	(1,317,218)	9/30/2022	72,388	19.37%
(6)	NYMEX WTI Crude	BNP Paribas	(593,141)	9/30/2022	31,591	8.72%

	NET UNREALIZED GAIN FROM OPEN SHORT FUTURE CONTRACTS				$304,272

^	The make up of the underlying index and the total positions will not correlate to the unrealized for the total return swap due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST INCOME AND MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 21.6%
	MORTGAGE FINANCE – 17.9%
5,930	AGNC Investment Corporation	$65,645
10,940	Annaly Capital Management, Inc.	64,655
4,400	Arbor Realty Trust, Inc.	57,684
2,330	Blackstone Mortgage Trust, Inc., Class A	64,471
6,580	Granite Point Mortgage Trust, Inc.	62,971
3,520	KKR Real Estate Finance Trust, Inc.	61,424
6,220	Ladder Capital Corporation	65,559
5,289	MFA Financial, Inc.	56,857
6,430	New Residential Investment Corporation	59,928
23,870	New York Mortgage Trust, Inc.	65,881
4,440	PennyMac Mortgage Investment Trust	61,405
7,060	Redwood Trust, Inc.	54,433
3,040	Starwood Property Trust, Inc.	63,506
6,860	TPG RE Finance Trust, Inc.	61,809
13,530	Two Harbors Investment Corporation	67,379
		933,607

	REAL ESTATE INVESTMENT TRUSTS – 3.7%
4,620	Franklin BSP Realty Trust, Inc.	62,278
1,890	Hannon Armstrong Sustainable Infrastructure	71,555
970	NexPoint Residential Trust, Inc.	60,635
		194,468

	TOTAL COMMON STOCKS (Cost $1,380,624)	1,128,075

	EXCHANGE-TRADED FUNDS — 34.5%
	FIXED INCOME - 34.5%
3,010	iShares Convertible Bond ETF	208,774
7,450	iShares MBS ETF	726,300
2,160	iShares Trust iShares 1-5 Year Investment Grade ETF	109,188
1,350	Vanguard Intermediate-Term Corporate Bond ETF	108,027
11,390	Vanguard Mortgage-Backed Securities ETF	544,555
1,430	Vanguard Short-Term Corporate Bond ETF	109,052
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,999,007)	1,805,896

The accompanying notes are an integral part of these consolidated financials.

CATALYST INCOME AND MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares				Fair Value
	OPEN END FUNDS — 9.7%
	FIXED INCOME - 9.7%
24,443	Catalyst Enhanced Income Strategy Fund, Class I(a)			$252,493
13,891	Rational Special Situations Income Fund, Institutional Class(a)			254,481
	TOTAL OPEN END FUNDS (Cost $531,805)			506,974

	SHORT-TERM INVESTMENTS — 13.3%
	MONEY MARKET FUNDS - 13.3%
694,765	First American Government Obligations Fund, Class U, 1.29% (Cost $694,765)(b) (c)			694,765

	TOTAL INVESTMENTS – 79.1% (Cost $4,606,201)			$4,135,710
	OTHER ASSETS IN EXCESS OF LIABILITIES - 20.9%			1,095,184
	NET ASSETS - 100.0%			$5,230,894

OPEN FUTURES CONTRACTS
Number of			Notional	Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Amount(d)	Appreciation
3	HKG Hang Seng Index Future	07/28/2022	$415,654	$11,698

				Value and Unrealized
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(d)	Appreciation (Depreciation)
41	3 Month Euro Euribor Future	09/16/2024	$10,536,721	$16,617
3	CBOT Wheat Future(e)	09/14/2022	132,600	24,771
10	CME 3 Month Eurodollar Future	09/16/2024	2,428,875	(3,250)
5	CME Japanese Yen Currency Future	09/19/2022	463,469	(2,594)
3	COMEX Copper Future(e)	09/28/2022	278,250	22,497
2	COMEX Gold 100 Troy Ounces Future(e)	08/29/2022	361,460	1,800
8	NYBOT CSC Cocoa Future(e)	09/15/2022	187,200	3,268
1	NYMEX Henry Hub Natural Gas Futures(e)	08/29/2022	53,920	8,750
1	TSE Japanese 10 Year Bond Futures	09/12/2022	1,095,217	(6,499)
	TOTAL SHORT FUTURES CONTRACTS			$65,360

	TOTAL FUTURES CONTRACTS			$77,058

ETF – Exchange Traded Fund

(a)	Affiliated Company.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(c)	All or a portion of this security is segregated as collateral for futures contracts.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(e)	All or a portion of this investment is a holding of the CAMFMSF Fund Limited.

The accompanying notes are an integral part of these consolidated financials.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 59.2%
	AUTOMOTIVE - 2.5%
1,320	Lucid Group, Inc.(a)(b)	$22,651
497	Tesla, Inc.(a)(b)	334,690
		357,341
	BEVERAGES - 1.8%
1,132	Keurig Dr Pepper, Inc.	40,061
423	Monster Beverage Corporation(a)	39,212
1,105	PepsiCo, Inc.	184,160
		263,433
	BIOTECH & PHARMA - 2.8%
445	Amgen, Inc.	108,268
456	AstraZeneca PLC - ADR(b)	30,128
117	Biogen, Inc.(a)	23,861
1,001	Gilead Sciences, Inc.	61,872
322	Moderna, Inc.(a)	45,998
85	Regeneron Pharmaceuticals, Inc.(a)	50,246
147	Seagen, Inc.(a)(b)	26,010
203	Vertex Pharmaceuticals, Inc.(a)	57,203
		403,586
	CABLE & SATELLITE - 1.6%
138	Charter Communications, Inc., Class A(a)(b)	64,657
3,612	Comcast Corporation, Class A	141,735
3,152	Sirius XM Holdings, Inc.(b)	19,322
		225,714
	COMMERCIAL SUPPORT SERVICES - 0.2%
83	Cintas Corporation	31,003

	DIVERSIFIED INDUSTRIALS - 0.6%
548	Honeywell International, Inc.	95,247

	E-COMMERCE DISCRETIONARY - 4.4%
4,900	Amazon.com, Inc.(a)	520,428
469	eBay, Inc.(b)	19,543
476	JD.com, Inc. - ADR	30,569
40	MecardoLibre, Inc. (a) (b)	25,475

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 59.2% (Continued)
	E-COMMERCE DISCRETIONARY - 4.4% (Continued)
353	Pinduoduo, Inc. - ADR(a)	$21,815
		617,830
	ELECTRIC UTILITIES - 0.8%
403	American Electric Power Company, Inc.	38,663
261	Constellation Energy Corporation	14,945
783	Exelon Corporation	35,486
435	Xcel Energy, Inc.	30,781
		119,875
	ENTERTAINMENT CONTENT - 0.6%
622	Activision Blizzard, Inc.(b)	48,429
225	Electronic Arts, Inc.	27,371
167	NetEase, Inc. - ADR(b)	15,591
		91,391
	FOOD - 0.7%
977	Kraft Heinz Company (The)(b)	37,263
1,109	Mondelez International, Inc., Class A	68,858
		106,121
	INDUSTRIAL SUPPORT SERVICES - 0.2%
460	Fastenal Company	22,963

	INTERNET MEDIA & SERVICES - 7.9%
296	Airbnb, Inc., Class A(a)(b)	26,368
145	Alphabet, Inc., Class A(a)(b)	315,993
152	Alphabet, Inc., Class C(a)	332,492
193	Baidu, Inc. - ADR(a)	28,705
33	Booking Holdings, Inc.(a)	57,717
228	Match Group, Inc.(a)(b)	15,889
1,664	Meta Platforms, Inc., Class A(a)	268,320
354	Netflix, Inc.(a)	61,904
88	VeriSign, Inc.(a)	14,725
		1,122,113
	LEISURE FACILITIES & SERVICES - 0.7%
261	Marriott International, Inc., Class A	35,499

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 59.2% (Continued)
	LEISURE FACILITIES & SERVICES - 0.7% (Continued)
918	Starbucks Corporation	$70,126
		105,625
	MEDICAL EQUIPMENT & DEVICES - 1.0%
63	Align Technology, Inc.(a)	14,910
312	DexCom, Inc.(a)	23,253
67	IDEXX Laboratories, Inc.(a)	23,499
125	Illumina, Inc.(a)	23,045
286	Intuitive Surgical, Inc.(a)	57,404
		142,111
	RETAIL - CONSUMER STAPLES - 1.6%
354	Costco Wholesale Corporation	169,665
180	Dollar Tree, Inc.(a)	28,053
689	Walgreens Boots Alliance, Inc.	26,113
		223,831
	RETAIL - DISCRETIONARY - 0.6%
99	Lululemon Athletica, Inc.(a)	26,988
53	O’Reilly Automotive, Inc.(a)	33,484
282	Ross Stores, Inc.(b)	19,805
		80,277
	SEMICONDUCTORS - 8.7%
1,299	Advanced Micro Devices, Inc.(a)	99,335
418	Analog Devices, Inc.	61,066
705	Applied Materials, Inc.	64,141
66	ASML Holding N.V.	31,408
327	Broadcom, Inc.	158,859
3,251	Intel Corporation(b)	121,620
120	KLA Corporation	38,290
111	Lam Research Corporation	47,303
674	Marvell Technology, Inc.	29,339
444	Microchip Technology, Inc.	25,788
894	Micron Technology, Inc.	49,420
1,693	NVIDIA Corporation(b)	256,641
210	NXP Semiconductors N.V.	31,086
900	QUALCOMM, Inc.	114,966

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 59.2% (Continued)
	SEMICONDUCTORS - 8.7% (Continued)
131	Skyworks Solutions, Inc.	$12,136
737	Texas Instruments, Inc.	113,240
		1,254,638
	SOFTWARE - 10.5%
377	Adobe, Inc.(a)(b)	138,005
70	ANSYS, Inc.(a)(b)	16,750
113	Atlassian Corp PLC, Class A(a)	21,176
176	Autodesk, Inc.(a)	30,265
221	Cadence Design Systems, Inc.(a)	33,157
166	Crowdstrike Holdings, Inc., Class A(a)	27,981
211	Datadog, Inc.(a)(b)	20,096
158	DocuSign, Inc.(a)	9,066
640	Fortinet, Inc.(a)	36,211
226	Intuit, Inc.	87,109
3,608	Microsoft Corporation	926,644
119	Okta, Inc.(a)	10,758
79	Palo Alto Networks, Inc.(a)(b)	39,021
127	Splunk, Inc.(a)	11,234
122	Synopsys, Inc.(a)	37,051
157	Workday, Inc., Class A(a)	21,914
196	Zoom Video Communications, Inc., Class A(a)	21,162
114	Zscaler, Inc.(a)(b)	17,044
		1,504,644
	TECHNOLOGY HARDWARE - 8.5%
7,854	Apple, Inc.	1,073,799
3,317	Cisco Systems, Inc.(b)	141,437
		1,215,236
	TECHNOLOGY SERVICES - 1.8%
335	Automatic Data Processing, Inc.	70,363
419	Cognizant Technology Solutions Corporation, Class A(b)	28,278
521	Fiserv, Inc.(a)	46,353
288	Paychex, Inc.(b)	32,795
930	PayPal Holdings, Inc.(a)	64,951

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 59.2% (Continued)
	TECHNOLOGY SERVICES - 1.8% (Continued)
129	Verisk Analytics, Inc.(b)	$22,329
		265,069
	TELECOMMUNICATIONS - 0.9%
998	T-Mobile US, Inc.(a)(b)	134,271

	TRANSPORTATION & LOGISTICS - 0.5%
1,751	CSX Corporation	50,884
92	Old Dominion Freight Line, Inc.	23,578
		74,462
	TRANSPORTATION EQUIPMENT - 0.2%
278	PACCAR, Inc.	22,891

	WHOLESALE - DISCRETIONARY - 0.1%
189	Copart, Inc.(a)	20,537

	TOTAL COMMON STOCKS (Cost $9,893,922)	8,500,209

	EXCHANGE-TRADED FUNDS — 21.0%
	EQUITY - 21.0%
10,722	Invesco QQQ Trust Series 1(b)	3,005,162

	TOTAL EXCHANGE-TRADED FUNDS (Cost $3,605,149)	3,005,162

	SHORT-TERM INVESTMENTS — 40.2%
	COLLATERAL FOR SECURITIES LOANED - 29.6%
4,246,105	Mount Vernon Liquid Assets Portfolio, LLC, 1.64% (Cost $4,246,105)(c),(d),(e)	4,246,105

	MONEY MARKET FUND - 10.6%
1,520,477	First American Government Obligations Fund, Class U, 1.29% (Cost $1,520,477)(d)	1,520,477
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,766,582)	$5,766,582

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Contracts(f)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 4.6%
	PUT OPTIONS PURCHASED - 4.6%
24	CME E-Mini NASDAQ 100 Index Future	WED	09/16/2022	$10,600	$5,534,160	$172,560
52	NASDAQ 100 E-Mini Index Future Week 3	WED	07/15/2022	11,800	11,990,680	474,760
	TOTAL PUT OPTIONS PURCHASED (Cost - $602,385)					647,320

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $602,385)					647,320

	TOTAL INVESTMENTS - 125.0% (Cost $19,868,038)					$17,919,273
	PUT OPTIONS WRITTEN - (0.9)% (Proceeds - $137,220)					(119,400)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (24.1)%					(3,458,587)
	NET ASSETS - 100.0%					$14,341,286

		Counterparty	Expiration Date	Exercise Price	Notional Value
	WRITTEN FUTURE OPTIONS - (0.9)%
	PUT OPTIONS WRITTEN - (0.9)%
24	CME E-Mini NASDAQ 100 Index Future	WED	09/16/2022	$8,600	$5,534,160	$36,720
52	NASDAQ 100 E-Mini Index Future Week 3	WED	07/15/2022	10,700	11,963,869	82,680
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $137,220)					119,400

	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $137,220)					$119,400

OPEN FUTURES CONTRACTS
				Value and
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(g)	Unrealized Appreciation
44	CBOE Volatility Index Future	09/21/2022	$1,299,303	$9,239
34	CBOE Volatility Index Future	10/19/2022	1,012,486	14,250
2	CME E-Mini NASDAQ 100 Index Future	09/16/2022	461,180	12,840
1	CME E-Mini Standard & Poor’s 500 Index Future	09/16/2022	189,475	1,146
	TOTAL LONG FUTURES CONTRACTS			$37,475

The accompanying notes are an integral part of these financial statements.

CATALYST NASDAQ-100 HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

OPEN FUTURES CONTRACTS (Continued)
				Value and Unrealized
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(g)	Appreciation (Depreciation)
11	CBOE Volatility Index Future	07/20/2022	$314,185	$3,445
9	CBOE Volatility Index Future	08/17/2022	$262,597	$(2,653)
	TOTAL SHORT FUTURES CONTRACTS			$792

	TOTAL FUTURES CONTRACTS			38,267

ADR - American Depositary Receipt

LLC - Limited Liability Company

N.V. - Naamioze Vennootschap

PLC - Public Limited Company

WED - Wedbush Securities

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of June 30, 2022 was $4,113,961.

(c)	Security was purchased with cash received as collateral for securities on loan at June 30, 2022. Total collateral had a value of $4,246,105 at June 30, 2022.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(e)	Mutual Fund Series Trust’s securities lending policy and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(f)	Each contract is equivalent to one futures contract.

(g)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

The accompanying notes are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 45.8%
	EQUITY - 45.8%
335,745	iShares China Large-Cap ETF	$11,385,113
1,412,015	iShares Core S&P Mid-Cap ETF	319,440,153
2,115,475	iShares Core S&P Small-Cap ETF	195,491,045
525,321	iShares MSCI Australia ETF	11,147,312
52,529	iShares MSCI Austria ETF	948,674
20,747	iShares MSCI Belgium ETF	353,566
415,878	iShares MSCI Brazil ETF	11,390,898
335,249	iShares MSCI Canada ETF	11,291,186
229,411	iShares MSCI Chile ETF	5,521,923
246,555	iShares MSCI France ETF	7,399,116
343,625	iShares MSCI Germany ETF	7,906,811
521,599	iShares MSCI Hong Kong ETF	11,579,498
40,352	iShares MSCI India ETF	1,588,658
22,719	iShares MSCI Israel ETF	1,344,283
138,998	iShares MSCI Italy ETF	3,347,072
212,574	iShares MSCI Japan ETF	11,230,284
220,426	iShares MSCI Malaysia ETF	4,838,351
219,124	iShares MSCI Mexico ETF	10,208,987
67,618	iShares MSCI Netherlands ETF	2,370,687
56,269	iShares MSCI Peru ETF	1,435,985
441,497	iShares MSCI Singapore ETF	7,805,667
116,694	iShares MSCI South Africa ETF	4,958,328
176,504	iShares MSCI South Korea ETF	10,270,768
348,027	iShares MSCI Spain ETF	8,115,990
105,379	iShares MSCI Sweden ETF	3,208,791
211,013	iShares MSCI Switzerland ETF	8,763,370
208,917	iShares MSCI Taiwan ETF	10,533,595
81,384	iShares MSCI Thailand ETF	5,608,171
225,563	iShares MSCI Turkey ETF	4,287,953
285,013	iShares MSCI United Kingdom ETF	8,538,989
1,322,031	iShares Russell 1000 ETF	274,665,161
1,393,326	iShares Russell 2000 Index Fund	235,973,691
1,181,730	iShares Russell Mid-Cap ETF	76,410,662
753,559	Schwab U.S. REIT ETF	15,892,559

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 45.8% (Continued)
	EQUITY - 45.8% (Continued)
1,417,939	Vanguard FTSE Emerging Markets ETF			$59,057,159
309,880	Vanguard Large-Cap ETF			53,407,818
587,659	Vanguard Mid-Cap ETF			115,751,193
437,952	VANGUARD MSCI EUROPE ETF			23,132,625
1,289,954	Vanguard Real Estate ETF			117,527,709
178,334	Vanguard S&P 500 ETF			61,860,498
517,469	Vanguard Small-Cap ETF			91,131,466
327,395	WisdomTree India Earnings Fund			9,710,536
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,645,483,887)			1,836,832,301

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 33.5%
	U.S. TREASURY NOTES — 33.5%
335,675,000	United States Treasury Note(b)(c)	1.6250	08/15/22	335,750,073
332,500,000	United States Treasury Note(c)	1.6250	11/15/22	331,674,885
349,775,000	United States Treasury Note(b)(c)	2.0000	02/15/23	348,364,766
332,220,000	United States Treasury Note(b)(c)	1.7500	05/15/23	328,989,769
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,349,884,963)			1,344,779,493

	TOTAL INVESTMENTS — 79.3% (Cost $2,995,368,850)			$3,181,611,794
	OTHER ASSETS IN EXCESS OF LIABILITIES- 20.7%			828,563,684
	NET ASSETS - 100.0%			$4,010,175,478

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

OPEN FUTURES CONTRACTS

Number of			Notional	Value and Unrealized Appreciation
Contracts	Open Long Futures Contracts	Expiration	Amount(a)	(Depreciation)
46	3 Month Euro Euribor Future	06/19/2023	$11,837,349	$392
218	3 Month Euro Euribor Future	09/18/2023	56,027,370	(4,047)
274	3 Month Euro Euribor Future	12/18/2023	70,398,193	(3,143)
156	3 Month Euro Euribor Future	03/18/2024	40,082,766	(589)
209	3 Month Euro Euribor Future	06/17/2024	53,708,840	(1,152)
248	3 Month Euro Euribor Future	09/16/2024	63,734,311	8,441
274	Carbon Emissions Future(b)	12/19/2022	25,881,446	949,743
788	CBOT 10 Year US Treasury Note	09/21/2022	93,402,428	1,730,990
2,064	CBOT 2 Year US Treasury Note Future	09/30/2022	433,473,024	2,646,305
2,686	CBOT 5 Year US Treasury Note	09/30/2022	301,503,500	5,161,804
343	CBOT US Long Bond Future	09/21/2022	47,548,375	1,698,250
67	CME 3 Month Eurodollar Future	03/13/2023	16,143,650	20,362
550	CME 3 Month Eurodollar Future	06/19/2023	132,776,875	303,725
648	CME 3 Month Eurodollar Future	09/18/2023	156,743,100	478,750
1,653	CME 3 Month Eurodollar Future	12/18/2023	400,459,913	1,406,438
2,078	CME 3 Month Eurodollar Future	03/18/2024	504,018,900	1,901,862
2,349	CME 3 Month Eurodollar Future	06/17/2024	570,278,475	2,162,862
2,562	CME 3 Month Eurodollar Future	09/16/2024	622,277,776	1,867,914
57	CME Canadian Dollar Currency Future	09/20/2022	4,428,900	9,310
349	CME Live Cattle Future(b)	08/31/2022	18,507,470	(121,090)
444	CME Mexican Peso Currency Future	09/19/2022	10,869,120	8,525
167	CME New Zealand Dollar Currency Future	09/19/2022	10,424,140	1,550
790	CME Ultra Long Term US Treasury Bond Future	09/21/2022	121,931,760	5,696,291
1,707	Eurex 10 Year Euro BUND Future	09/08/2022	266,073,819	4,149,968
1,539	Eurex 2 Year Euro SCHATZ Future	09/08/2022	175,981,304	785,514
260	Eurex 30 Year Euro BUXL Future	09/08/2022	44,552,750	1,385,615
3,104	Eurex 5 Year Euro BOBL Future	09/08/2022	403,861,456	4,993,374
1,239	Euro-BTP Italian Bond Futures	09/08/2022	159,817,371	3,158,642
695	French Government Bond Futures	09/08/2022	100,867,837	1,499,791
520	FTSE 100 Index Future	09/16/2022	45,074,558	127,889
1,011	ICE Brent Crude Oil Future(b)	07/29/2022	110,229,330	(843,990)
119	ICE Brent Crude Oil Future(b)	08/31/2022	12,565,210	(116,460)
46	ICE Brent Crude Oil Future(b)	09/30/2022	4,729,720	(67,100)
17	ICE Brent Crude Oil Future(b)	10/31/2022	1,709,860	(40,360)
9	ICE Brent Crude Oil Future(b)	11/30/2022	887,400	(19,340)
2,906	Long Gilt Future	09/28/2022	403,191,538	4,576,326
1,764	Montreal Exchange 10 Year Canadian Bond Future	09/20/2022	169,907,371	2,776,367
216	Montreal Exchange S&P/TSX 60 Index Future	09/15/2022	38,341,309	(310,371)
71	NYBOT CSC Cocoa Future(b)	09/15/2022	1,661,400	(60,590)
25	NYMEX NY Harbor ULSD Futures(b)	07/29/2022	4,022,025	(58,535)
13	NYMEX NY Harbor ULSD Futures(b)	08/31/2022	2,055,635	(119,894)
13	NYMEX NY Harbor ULSD Futures(b)	09/30/2022	2,019,436	(158,508)
7	NYMEX NY Harbor ULSD Futures(b)	10/31/2022	1,065,956	(85,495)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

OPEN FUTURES CONTRACTS (Continued)

Number of			Notional	Value and Unrealized Appreciation
Contracts	Open Long Futures Contracts	Expiration	Amount(a)	(Depreciation)
3,182	SFE 10 Year Australian Bond Future	09/15/2022	$261,201,140	$4,669,179
1,083	SFE 3 Year Australian Bond Future	09/15/2022	80,349,874	799,627
28	Three Month SONIA Index Futures	06/20/2023	8,261,859	274
61	Three Month SONIA Index Futures	09/19/2023	18,012,045	5,097
106	Three Month SONIA Index Futures	12/19/2023	31,328,651	10,408
245	Three Month SONIA Index Futures	03/19/2024	72,466,479	76,846
236	Three Month SONIA Index Futures	06/18/2024	69,851,128	88,504
234	Three Month SONIA Index Futures	09/17/2024	69,316,137	84,709
134	Three Month SONIA Index Futures	12/17/2024	39,722,401	39,455
242	TSE Japanese 10 Year Bond Futures	09/12/2022	265,042,523	352,287
	TOTAL LONG FUTURES CONTRACTS			$53,622,722

OPEN FUTURES CONTRACTS

Number of			Notional	Value and Unrealized Appreciation
Contracts	Open Short Futures Contracts	Expiration	Amount(a)	(Depreciation)
10	3 Month Euro Euribor Future	03/13/2023	$2,579,492	$(851)
5,155	BMF Ibovespa Index Future	08/17/2022	98,326,943	4,585,115
641	CBOE Volatility Index Future(b)	07/20/2022	18,308,434	(83,584)
235	CBOE Volatility Index Future(b)	08/17/2022	6,856,689	27,511
4	CBOE Volatility Index Future(b)	09/21/2022	118,118	(2,968)
208	CBOT $5 Mini Dow Jones Industrial Average e-CBOT	09/16/2022	32,012,240	728,270
1,221	CBOT Corn Future(b)	12/14/2022	37,835,738	3,093,062
591	CBOT Soybean Future(b)	11/14/2022	43,083,900	(266,987)
737	CBOT Soybean Meal Future(b)	12/14/2022	29,973,790	(671,460)
615	CBOT Soybean Oil Future(b)	12/14/2022	23,785,740	1,170,486
259	CBOT Wheat Future(b)	09/14/2022	11,447,800	1,857,663
120	CME Australian Dollar Currency Future	09/19/2022	8,293,200	(28,435)
196	CME British Pound Currency Future	09/19/2022	14,943,775	(3,550)
125	CME E-Mini NASDAQ 100 Index Future	09/16/2022	28,823,750	1,167,845
719	CME E-mini Russell 2000 Index Futures	09/16/2022	61,402,600	1,273,860
175	CME E-Mini Standard & Poor’s 500 Index Future	09/16/2022	33,158,125	1,045,325
19	CME E-Mini Standard & Poor’s MidCap 400 Index	09/16/2022	4,309,200	252,580
381	CME Euro Foreign Exchange Currency Future	09/19/2022	50,187,225	473,648
181	CME Japanese Yen Currency Future	09/19/2022	16,777,569	43,581
32	CME Lean Hogs Future(b)	08/12/2022	1,306,880	550
113	CME Swiss Franc Currency Future	09/19/2022	14,892,694	(48,719)
696	COMEX Copper Future(b)	09/28/2022	64,554,000	1,009,588
208	COMEX Gold 100 Troy Ounces Future(b)	08/29/2022	37,591,840	392,800
234	COMEX Silver Future(b)	09/28/2022	23,811,840	841,985
347	Eurex DAX Index Future	09/16/2022	116,069,591	4,268,189
1,815	Eurex EURO STOXX 50 Future	09/16/2022	65,431,273	1,435,077
1	Euronext Amsterdam Index Future	07/15/2022	138,076	(287)
1,026	Euronext CAC 40 Index Future	07/15/2022	63,570,079	1,107,087
57	FTSE/MIB Index Future	09/16/2022	6,332,404	299,644
1,284	HKG Hang Seng China Enterprises Index Future	07/28/2022	62,089,893	873,762
732	HKG Hang Seng Index Future	07/28/2022	101,419,591	1,382,218

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

OPEN FUTURES CONTRACTS (Continued)

Number of			Notional	Value and Unrealized Appreciation
Contracts	Open Short Futures Contracts	Expiration	Amount(a)	(Depreciation)
2	ICE Brent Crude Oil Future(b)	12/29/2022	$193,900	$620
179	ICE Gas Oil Future(b)	08/11/2022	20,119,600	763,025
52	ICE Gas Oil Future(b)	09/12/2022	5,730,400	19,200
6	ICE Gas Oil Future(b)	10/12/2022	649,650	7,050
1,268	ICE US mini MSCI EAFE Index Futures	09/16/2022	117,708,440	1,679,160
3,470	ICE US MSCI Emerging Markets EM Index Futures	09/16/2022	173,968,451	1,623,415
238	KCBT Hard Red Winter Wheat Future(b)	09/14/2022	11,325,825	871,650
1,572	KFE KOSPI 200 Index Future	09/08/2022	93,728,939	6,781,810
174	LME Copper Future(b)	09/19/2022	35,931,000	3,340,804
12	LME Lead Future(b)	09/19/2022	572,550	25,129
1	LME Nickel Future(b)	09/19/2022	136,206	16,908
370	LME Primary Aluminum Future(b)	09/19/2022	22,618,563	518,600
116	LME Zinc Future(b)	09/19/2022	9,166,175	962,317
190	MEFF Madrid IBEX 35 Index Future	07/15/2022	16,003,394	111,694
28	NYBOT CSC C Coffee Future(b)	09/20/2022	2,416,050	(79,312)
1,119	NYBOT CSC Number 11 World Sugar Future(b)	09/30/2022	23,185,680	661,550
284	NYBOT CTN Number 2 Cotton Future(b)	12/07/2022	14,035,280	287,635
604	NYMEX Henry Hub Natural Gas Futures(b)	07/27/2022	32,760,960	6,554,120
303	NYMEX Henry Hub Natural Gas Futures(b)	08/29/2022	16,337,760	2,311,110
195	NYMEX Henry Hub Natural Gas Futures(b)	09/28/2022	10,547,550	2,002,200
97	NYMEX Henry Hub Natural Gas Futures(b)	10/27/2022	5,354,400	539,420
23	NYMEX Henry Hub Natural Gas Futures(b)	11/28/2022	1,301,340	152,780
17	NYMEX Light Sweet Crude Oil Future(b)	11/21/2022	1,624,520	4,570
13	NYMEX Light Sweet Crude Oil Future(b)	10/20/2022	1,270,750	2,550
40	NYMEX Light Sweet Crude Oil Future(b)	09/20/2022	4,010,800	24,630
22	NYMEX Light Sweet Crude Oil Future(b)	07/20/2022	2,326,720	1,110
11	NYMEX Light Sweet Crude Oil Future(b)	12/20/2022	1,030,370	8,260
61	NYMEX Light Sweet Crude Oil Future(b)	08/22/2022	6,289,100	17,240
55	NYMEX Platinum Future(b)	10/27/2022	2,462,075	26,405
205	NYMEX Reformulated Gasoline Blendstock for Oxygen(b)	07/29/2022	30,447,543	1,261,168
101	NYMEX Reformulated Gasoline Blendstock for Oxygen(b)	08/31/2022	14,430,860	780,763
24	NYMEX Reformulated Gasoline Blendstock for Oxygen(b)	09/30/2022	3,131,251	194,040
9	NYMEX Reformulated Gasoline Blendstock for Oxygen(b)	10/31/2022	1,107,351	37,002
414	OSE Nikkei 225 Index Future	09/08/2022	80,487,287	1,801,323
3	SAFEX FTSE/JSE Top 40 Index Future	09/15/2022	110,560	294
370	SFE S&P ASX Share Price Index 200 Future	09/15/2022	41,262,255	786,171
537	SGX FTSE China A50 Futures Contract	07/28/2022	7,992,171	(72,081)
290	SGX FTSE Taiwan Index Futures	07/28/2022	14,708,800	83,280
1,218	SGX Nifty 50 Index Futures	07/28/2022	38,300,010	94,571
201	SGX Nikkei 225 Stock Index Future	09/08/2022	19,479,328	220,031
1,662	TEF SET50 Index Future	09/29/2022	8,846,676	68,200
1,185	TSE TOPIX (Tokyo Price Index) Future	09/08/2022	163,353,416	1,633,490
	TOTAL SHORT FUTURES CONTRACTS			$62,346,907

	TOTAL FUTURES CONTRACTS			115,969,629

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

(a)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(b)	All or a portion of this investment is a holding of the CMHSF Fund Limited.

(c)	Held as collateral for futures.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

FORWARD FOREIGN CURRENCY CONTRACTS

					Unrealized Appreciation/
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	(Depreciation)
To Buy:
Australian Dollar	07/01/2022	Deutsche Bank	48,510,000	$33,492,129	$45,926
British Pound	07/01/2022	Bank Of America Merrill Lynch	34,630,000	42,154,081	658
Euro	07/01/2022	Bank Of America Merrill Lynch	95,730,000	100,293,352	(358,284)
Israeli Shekel	07/01/2022	Bank Of America Merrill Lynch	11,340,000	3,246,773	(44,469)
Japanese Yen	07/01/2022	Bank Of America Merrill Lynch	5,570,000,000	41,049,451	269,880
Mexican Peso	07/01/2022	Bank Of America Merrill Lynch	467,530,000	23,251,640	38,746
New Zealand Dollar	07/01/2022	Deutsche Bank	11,270,000	7,038,473	20,338
Norwegian Krone	07/01/2022	Bank Of America Merrill Lynch	9,730,000	987,840	216
Polish Zloty	07/01/2022	Bank Of America Merrill Lynch	28,900,000	6,447,870	(36,881)
Singapore Dollar	07/01/2022	Bank Of America Merrill Lynch	2,620,000	1,885,692	(2,001)
South African Rand	07/01/2022	Bank Of America Merrill Lynch	76,640,000	4,710,684	(9,882)
Swedish Krona	07/01/2022	Deutsche Bank	7,530,000	736,040	(2,283)
Swiss Franc	07/01/2022	Bank Of America Merrill Lynch	14,280,000	14,958,831	(10,908)
Australian Dollar	07/05/2022	Deutsche Bank	18,520,000	12,786,522	23,586
British Pound	07/05/2022	Bank Of America Merrill Lynch	25,560,000	31,113,437	5,383
Canadian Dollar	07/05/2022	Deutsche Bank	14,870,000	11,551,489	11,988
Euro	07/05/2022	Bank Of America Merrill Lynch	65,830,000	68,968,046	(38,251)
Japanese Yen	07/05/2022	Bank Of America Merrill Lynch	10,676,000,000	78,679,339	5,889
Mexican Peso	07/05/2022	Bank Of America Merrill Lynch	588,170,000	29,251,420	40,109
New Zealand Dollar	07/05/2022	Deutsche Bank	17,280,000	10,791,906	33,707
Norwegian Krone	07/05/2022	Bank Of America Merrill Lynch	27,610,000	2,803,112	11,254
Polish Zloty	07/05/2022	Bank Of America Merrill Lynch	38,150,000	8,511,635	23,426
Singapore Dollar	07/05/2022	Bank Of America Merrill Lynch	4,200,000	3,022,866	6,231
South African Rand	07/05/2022	Bank Of America Merrill Lynch	48,700,000	2,993,349	21,519
Swedish Krona	07/05/2022	Deutsche Bank	34,470,000	3,369,363	1,827

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

FORWARD FOREIGN CURRENCY CONTRACTS (Continued)

					Unrealized Appreciation/
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	(Depreciation)
To Buy: (continued)
Swiss Franc	07/05/2022	Bank Of America Merrill Lynch	39,760,000	$41,650,081	$(26,631)
Australian Dollar	07/20/2022	Deutsche Bank	610,540,000	421,576,544	(6,117,127)
Brazilian Real	07/20/2022	Bank Of America Merrill Lynch	620,860,000	118,086,860	(8,361,336)
British Pound	07/20/2022	Bank Of America Merrill Lynch	403,530,000	491,337,434	(9,459,471)
Canadian Dollar	07/20/2022	Deutsche Bank	500,260,000	388,608,958	(1,313,682)
Chilean Peso	07/20/2022	Bank Of America Merrill Lynch	20,763,000,000	22,547,246	(1,308,862)
Euro	07/20/2022	Bank Of America Merrill Lynch	616,710,000	646,766,186	(7,572,229)
Indian Rupee	07/20/2022	Bank Of America Merrill Lynch	1,959,920,000	24,781,242	(347,208)
Israeli Shekel	07/20/2022	Bank Of America Merrill Lynch	47,030,000	13,477,587	(331,379)
Japanese Yen	07/20/2022	Bank Of America Merrill Lynch	74,033,000,005	546,108,127	(6,784,804)
Mexican Peso	07/20/2022	Bank Of America Merrill Lynch	5,914,100,000	293,300,036	(2,015,737)
New Zealand Dollar	07/20/2022	Deutsche Bank	319,210,000	199,331,153	(4,613,890)
Norwegian Krone	07/20/2022	Bank Of America Merrill Lynch	651,530,000	66,165,946	(300,502)
Polish Zloty	07/20/2022	Bank Of America Merrill Lynch	375,990,000	83,700,494	(1,560,950)
Singapore Dollar	07/20/2022	Bank Of America Merrill Lynch	42,910,000	30,883,834	(34,547)
South African Rand	07/20/2022	Bank Of America Merrill Lynch	1,158,170,000	71,073,937	(1,169,693)
South Korean Won	07/20/2022	Bank Of America Merrill Lynch	87,115,000,000	67,472,395	(1,354,227)
Swedish Krona	07/20/2022	Deutsche Bank	1,683,150,000	164,612,568	(3,736,008)
Swiss Franc	07/20/2022	Bank Of America Merrill Lynch	647,670,000	679,107,853	10,424,438
Australian Dollar	08/17/2022	Deutsche Bank	7,100,000	4,903,738	(4,591)
British Pound	08/17/2022	Bank Of America Merrill Lynch	38,600,000	47,024,876	103,905
South Korean Won	08/17/2022	Bank Of America Merrill Lynch	5,366,000,000	4,151,256	(14,812)
				$4,970,763,691	$(45,841,619)
To Sell:
Australian Dollar	07/01/2022	Deutsche Bank	48,510,000	$33,492,129	$(144,900)
British Pound	07/01/2022	Bank Of America Merrill Lynch	34,630,000	42,154,082	(168,020)
Euro	07/01/2022	Bank Of America Merrill Lynch	95,730,000	100,293,347	(292,830)
Israeli Shekel	07/01/2022	Bank Of America Merrill Lynch	11,340,000	3,246,772	30,022
Japanese Yen	07/01/2022	Bank Of America Merrill Lynch	5,570,000,000	41,049,452	(193,001)
Mexican Peso	07/01/2022	Bank Of America Merrill Lynch	467,530,000	23,251,639	(24,178)
New Zealand Dollar	07/01/2022	Deutsche Bank	11,270,000	7,038,471	(25,713)
Norwegian Krone	07/01/2022	Bank Of America Merrill Lynch	9,730,000	987,840	(985)
Polish Zloty	07/01/2022	Bank Of America Merrill Lynch	28,900,000	6,447,870	37,200
Singapore Dollar	07/01/2022	Bank Of America Merrill Lynch	2,620,000	1,885,692	(3,184)
South African Rand	07/01/2022	Bank Of America Merrill Lynch	76,640,000	4,710,685	36,250
Swedish Krona	07/01/2022	Deutsche Bank	7,530,000	736,040	2,818
Swiss Franc	07/01/2022	Bank Of America Merrill Lynch	14,280,000	14,958,832	9,410
Australian Dollar	07/05/2022	Deutsche Bank	18,520,000	12,786,523	(22,923)
British Pound	07/05/2022	Bank Of America Merrill Lynch	25,560,000	31,113,436	(71,148)
Canadian Dollar	07/05/2022	Deutsche Bank	14,870,000	11,551,489	7,458
Euro	07/05/2022	Bank Of America Merrill Lynch	65,830,000	68,968,049	(302,334)
Japanese Yen	07/05/2022	Bank Of America Merrill Lynch	10,676,000,000	78,679,345	(431,785)
Mexican Peso	07/05/2022	Bank Of America Merrill Lynch	588,169,999	29,251,420	(9,976)
New Zealand Dollar	07/05/2022	Deutsche Bank	17,280,000	10,791,906	(2,620)
Norwegian Krone	07/05/2022	Bank Of America Merrill Lynch	27,610,000	2,803,111	(3,249)
Polish Zloty	07/05/2022	Bank Of America Merrill Lynch	38,150,000	8,511,635	(27,315)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

FORWARD FOREIGN CURRENCY CONTRACTS (Continued)

					Unrealized Appreciation/
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	(Depreciation)
To Sell: (continued)
Singapore Dollar	07/05/2022	Bank Of America Merrill Lynch	4,200,000	$3,022,866	$(6,230)
South African Rand	07/05/2022	Bank Of America Merrill Lynch	48,700,000	2,993,350	(21,423)
Swedish Krona	07/05/2022	Deutsche Bank	34,470,000	3,369,364	(1,457)
Swiss Franc	07/05/2022	Bank Of America Merrill Lynch	39,760,000	41,650,079	(91,193)
Australian Dollar	07/20/2022	Deutsche Bank	610,540,000	421,576,542	11,136,688
Brazilian Real	07/20/2022	Bank Of America Merrill Lynch	612,900,000	116,572,872	2,482,952
British Pound	07/20/2022	Bank Of America Merrill Lynch	403,530,000	491,337,429	(1,872,479)
Canadian Dollar	07/20/2022	Deutsche Bank	457,060,000	355,050,591	5,735,145
Chilean Peso	07/20/2022	Bank Of America Merrill Lynch	29,369,999,998	31,893,880	2,628,445
Euro	07/20/2022	Bank Of America Merrill Lynch	1,026,500,000	1,076,527,845	17,315,308
Indian Rupee	07/20/2022	Bank Of America Merrill Lynch	5,549,830,000	70,172,086	419,962
Israeli Shekel	07/20/2022	Bank Of America Merrill Lynch	71,680,000	20,541,641	564,624
Japanese Yen	07/20/2022	Bank Of America Merrill Lynch	100,362,999,992	740,332,685	20,516,928
Mexican Peso	07/20/2022	Bank Of America Merrill Lynch	3,311,489,998	164,227,885	(3,455,915)
New Zealand Dollar	07/20/2022	Deutsche Bank	197,600,000	123,391,610	819,605
Norwegian Krone	07/20/2022	Bank Of America Merrill Lynch	1,258,449,999	127,801,537	2,384,493
Polish Zloty	07/20/2022	Bank Of America Merrill Lynch	80,660,000	17,956,014	66,591
Singapore Dollar	07/20/2022	Bank Of America Merrill Lynch	93,110,000	67,014,539	(36,476)
South African Rand	07/20/2022	Bank Of America Merrill Lynch	890,540,000	54,650,167	1,345,361
South Korean Won	07/20/2022	Bank Of America Merrill Lynch	87,114,999,985	67,472,398	1,419,642
Swedish Krona	07/20/2022	Deutsche Bank	1,910,669,999	186,864,088	6,381,607
Swiss Franc	07/20/2022	Bank Of America Merrill Lynch	936,650,000	982,114,915	(23,947,985)
British Pound	08/17/2022	Bank Of America Merrill Lynch	25,560,000	31,138,752	(6,749)
South Korean Won	08/17/2022	Bank Of America Merrill Lynch	3,116,000,000	2,410,606	(12,409)
				$5,734,793,506	$42,164,032

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

FORWARD FOREIGN CURRENCY CONTRACTS (Continued)

		Settlement		Local Currency	Local Currency	U.S. Dollar Market	U.S. Dollar Market	Unrealized Appreciation/
Foreign Currency		Date	Counterparty	Purchased	Sold	Value Buy	Value Sell	(Depreciation)
To Buy:	To Sell:
Euro	Norwegian Krone	7/20/2022	Bank Of America Merrill Lynch	60,940,000	616,000,928	63,909,993	(62,557,803)	$1,352,190
Euro	Polish Zloty	7/20/2022	Bank Of America Merrill Lynch	25,540,000	120,343,309	26,784,725	(26,790,058)	(5,333)
Euro	Swedish Krona	7/20/2022	Bank Of America Merrill Lynch	46,500,000	491,481,278	48,766,242	(48,067,015)	699,227
Norwegian Krone	Euro	7/20/2022	Bank Of America Merrill Lynch	1,030,035,573	99,710,000	104,604,971	(104,569,524)	35,447
Polish Zloty	Euro	7/20/2022	Bank Of America Merrill Lynch	215,873,698	46,360,000	48,056,424	(48,619,419)	(562,995)
Swedish Krona	Euro	7/20/2022	Bank Of America Merrill Lynch	494,649,179	46,500,000	48,376,837	(48,766,240)	(389,403)
Swedish Krona	Euro	8/17/2022	Bank Of America Merrill Lynch	198,045,175	18,500,000	19,392,319	(19,441,507)	(49,188)
				2,071,583,625	1,438,895,515	$359,891,511	$358,811,566	$1,079,945

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS								$(2,597,642)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares						Fair Value
	EXCHANGE-TRADED FUNDS — 100.1%
	FIXED INCOME - 100.1%
497,464	iShares Trust iShares 1 -5 Year Investment Grade Corporate Bond ETF					$25,146,805
31,948	JPMorgan Ultra-Short Income ETF					1,600,275
583,165	PGIM Ultra Short Bond ETF (a)					28,615,907
261,723	Vanguard Short -Term Corporate Bond ETF					19,958,996
						75,321,983

	TOTAL EXCHANGE - TRADED FUNDS (Cost $79,172,058)					75,321,983

Contracts(b)		Counterparty	Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED - 13.0%
	CALL OPTIONS PURCHASED - 2.5%
346	SPDR S&P 500 ETF Trust	FCS	09/30/2022	$430	$13,052,850	$64,010
16	SPDR S&P 500 ETF Trust	FCS	09/30/2022	461	603,600	520
285	SPDR S&P 500 ETF Trust	FCS	12/16/2022	440	10,751,625	102,600
100	SPDR S&P 500 ETF Trust	FCS	12/16/2022	455	3,772,500	20,900
120	SPDR S&P 500 ETF Trust	FCS	12/16/2022	460	4,527,000	19,200
70	SPDR S&P 500 ETF Trust	FCS	01/20/2023	430	2,640,750	50,120
50	SPDR S&P 500 ETF Trust	FCS	01/20/2023	445	1,886,250	21,500
100	SPDR S&P 500 ETF Trust	FCS	01/20/2023	460	3,772,500	22,800
125	SPDR S&P 500 ETF Trust	FCS	03/17/2023	430	4,715,625	123,688
25	SPDR S&P 500 ETF Trust	FCS	03/17/2023	435	943,125	21,725
120	SPDR S&P 500 ETF Trust	FCS	03/17/2023	440	4,527,000	91,560
50	SPDR S&P 500 ETF Trust	FCS	03/17/2023	445	1,886,250	32,800
250	SPDR S&P 500 ETF Trust	FCS	06/16/2023	365	9,431,250	1,135,500
45	SPDR S&P 500 ETF Trust	FCS	06/16/2023	400	1,697,625	124,200
70	SPDR S&P 500 ETF Trust	FCS	06/16/2023	410	2,640,750	154,840
	TOTAL CALL OPTIONS PURCHASED (Cost - $5,438,479)					1,985,963

	PUT OPTIONS PURCHASED - 10.5%
100	SPDR S&P 500 ETF Trust	FCS	09/30/2022	$417	$3,772,500	$438,300
100	SPDR S&P 500 ETF Trust	FCS	09/30/2022	418	3,772,500	446,550
162	SPDR S&P 500 ETF Trust	FCS	09/30/2022	422	6,111,450	777,762
230	SPDR S&P 500 ETF Trust	FCS	12/16/2022	415	8,676,750	1,028,790
275	SPDR S&P 500 ETF Trust	FCS	12/16/2022	420	10,374,375	1,342,000
120	SPDR S&P 500 ETF Trust	FCS	01/20/2023	415	4,527,000	600,000
100	SPDR S&P 500 ETF Trust	FCS	01/20/2023	425	3,772,500	545,650
320	SPDR S&P 500 ETF Trust	FCS	03/17/2023	415	12,072,000	1,592,160
250	SPDR S&P 500 ETF Trust	FCS	06/16/2023	345	9,431,250	581,000
45	SPDR S&P 500 ETF Trust	FCS	06/16/2023	370	1,697,625	136,215
30	SPDR S&P 500 ETF Trust	FCS	06/16/2023	375	1,131,750	97,650
70	SPDR S&P 500 ETF Trust	FCS	06/16/2023	390	2,640,750	266,630
	TOTAL PUT OPTIONS PURCHASED (Cost - $4,257,925)					7,852,707

The accompanying notes are an integral part of these financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Fair Value
TOTAL EQUITY OPTIONS PURCHASED (Cost - $9,696,404)	$9,838,670

TOTAL INVESTMENTS - 113.1% (Cost$88,868,462)	$85,160,653
CALL OPTIONS WRITTEN - (1.0)% (Proceeds - $2,576,915)	(786,867)
PUT OPTIONS WRITTEN - (14.4)% (Proceeds - $7,318,920)	(10,859,709)
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%	1,745,448
NET ASSETS - 100.0%	$75,259,525

Contracts(b)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (15.4)%
	CALL OPTIONS WRITTEN - (1.0)%
362	SPDR S&P 500 ETF Trust	FCS	09/30/2022	$503	$13,656,450	$2,172
210	SPDR S&P 500 ETF Trust	FCS	12/16/2022	490	7,922,250	10,500
225	SPDR S&P 500 ETF Trust	FCS	12/16/2022	495	8,488,125	10,575
70	SPDR S&P 500 ETF Trust	FCS	12/16/2022	500	2,640,750	2,590
220	SPDR S&P 500 ETF Trust	FCS	01/20/2023	500	8,299,500	12,540
100	SPDR S&P 500 ETF Trust	FCS	03/17/2023	470	3,772,500	31,500
95	SPDR S&P 500 ETF Trust	FCS	03/17/2023	475	3,583,875	23,845
125	SPDR S&P 500 ETF Trust	FCS	03/17/2023	480	4,715,625	27,125
220	SPDR S&P 500 ETF Trust	FCS	06/16/2023	405	8,299,500	535,920
20	SPDR S&P 500 ETF Trust	FCS	06/16/2023	445	754,500	20,100
125	SPDR S&P 500 ETF Trust	FCS	06/16/2023	450	4,715,625	110,000
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $2,576,915)					786,867

	PUT OPTIONS WRITTEN - (14.4)%
346	SPDR S&P 500 ETF Trust	FCS	09/30/2022	$430	$13,052,850	$1,847,986
16	SPDR S&P 500 ETF Trust	FCS	09/30/2022	461	603,600	135,488
285	SPDR S&P 500 ETF Trust	FCS	12/16/2022	440	10,751,625	1,875,442
100	SPDR S&P 500 ETF Trust	FCS	12/16/2022	455	3,772,500	822,500
120	SPDR S&P 500 ETF Trust	FCS	12/16/2022	460	4,527,000	1,009,620
70	SPDR S&P 500 ETF Trust	FCS	01/20/2023	430	2,640,750	406,910
50	SPDR S&P 500 ETF Trust	FCS	01/20/2023	445	1,886,250	348,500
100	SPDR S&P 500 ETF Trust	FCS	01/20/2023	460	3,772,500	844,050
125	SPDR S&P 500 ETF Trust	FCS	03/17/2023	430	4,715,625	750,688
25	SPDR S&P 500 ETF Trust	FCS	03/17/2023	435	943,125	164,800
120	SPDR S&P 500 ETF Trust	FCS	03/17/2023	440	4,527,000	853,080
50	SPDR S&P 500 ETF Trust	FCS	03/17/2023	445	1,886,250	359,325
250	SPDR S&P 500 ETF Trust	FCS	06/16/2023	365	9,431,250	733,250
45	SPDR S&P 500 ETF Trust	FCS	06/16/2023	400	1,697,625	197,280
30	SPDR S&P 500 ETF Trust	FCS	06/16/2023	405	1,131,750	144,690

The accompanying notes are an integral part of these financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Contracts(b)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (15.4)% (Continued)
	PUT OPTIONS WRITTEN - (14.4)% (Continued)
70	SPDR S&P 500 ETF Trust	FCS	06/16/2023	$410	$2,640,750	$366,100
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $7,318,920)					10,859,709

	TOTAL EQUITY OPTIONS WRITTEN (Proceeds - $9,895,835)					$11,646,576

ETF - Exchange-Traded Fund

SPDR - Standard& Poor’s Depositary Receipt

FCS - StoneX Group, Inc.

(a)	All or a portion of security segregated as collateral for options written.

(b)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2022

	Catalyst/Millburn	Catalyst/Warrington	Catalyst
	Dynamic Commodity	Strategic	Systematic Alpha
	Strategy Fund	Program Fund	Fund
	(Consolidated)		(Consolidated)
ASSETS:
Investments in Securities at Cost	$21,550,566	$94,560,960	$4,526,050

Securities at Value	$20,404,738	$94,668,460	$4,526,050
Cash	2,767,716	—	198,123
Cash segregated for disgorgement of advisory fees (see Note 11)	—	2,234,241	—
Deposits with Broker for futures and options (a)	3,128,118	28,718,366	521,615
Cash Collateral Held at Custodian	—	—	925,688
Dividends and interest receivable	18,953	38,682	3,529
Receivable for Fund shares sold	88,956	684,815	—
Receivable for securities sold	—	1,661,979	669,098
Due from Manager	—	—	93
Futures unrealized appreciation	14,490	—	—
Prepaid expenses and other assets	25,734	42,528	11,879
Total Assets	26,448,705	128,049,071	6,856,075

LIABILITIES:
Options written, at value (premiums received $0, $206,400, $0)	—	174,150	—
Payable for securities purchased	—	—	96,484
Management fees payable	22,571	162,963	—
Accrued 12b-1 fees	4,613	19,978	1,144
Payable for disgorgement of advisory fees (see Note 11)	—	2,234,241	—
Payable to related parties	5,396	9,059	2,626
Payable for Fund shares redeemed	121,519	739,069	—
Trustee fee payable	3,312	3,295	3,308
Futures unrealized depreciation	1,759,490	—	—
Unrealized depreciation - on swap contracts	—	—	233,694
Compliance officer fees payable	18	84	—
Accrued expenses and other liabilities	28,678	47,570	17,568
Total Liabilities	1,945,597	3,390,409	354,824

Net Assets	$24,503,108	$124,658,662	$6,501,251

NET ASSETS CONSIST OF:
Paid in capital	$23,098,194	$1,126,445,443	$6,743,899
Accumulated earnings (deficit)	1,404,914	(1,001,786,781)	(242,648)
Net Assets	$24,503,108	$124,658,662	$6,501,251

Class A
Net Assets	$2,685,246	$19,212,060	$324,432
Shares of beneficial interest outstanding (b)	210,469	2,202,600	32,253
Net asset value per share (Net assets/shares outstanding)	$12.76	$8.72	$10.06
Maximum offering price per share (c)	$13.54	$9.25	$10.67
Minimum redemption price per share (d)	$12.63	$8.63	$9.96

Class C
Net Assets	$1,921,274	$15,587,659	$133,054
Shares of beneficial interest outstanding (b)	156,729	1,914,377	13,821
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$12.26	$8.14	$9.63

Class I
Net Assets	$19,896,588	$89,858,943	$6,043,765
Shares of beneficial interest outstanding (b)	1,548,564	10,072,274	612,620
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$12.85	$8.92	$9.87

(a)	See Section 1b in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2022

	Catalyst	Catalyst	Catalyst/Millburn	Catalyst
	Income and Multi	Nasdaq-100 Hedged	Hedge Strategy	Buffered Shield
	Strategy Fund	Equity Fund	Fund	Fund
	(Consolidated)		(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$4,074,396	$19,868,038	$2,995,368,850	$88,868,462
Investments in Affiliated securities, at cost	531,805	—	—	—
Securities at Cost	$4,606,201	$19,868,038	$2,995,368,850	$88,868,462

Investments in Unaffiliated securities, at value	$3,628,736	$17,919,273	$3,181,611,794	$85,160,653
Investments in Affiliated securities, at value	506,974	—	—	—
Securities at Value	$4,135,710	$17,919,273	$3,181,611,794	$85,160,653
Cash	575,384	—	450,461,908	1,823,214
Cash Collateral Held at Custodian	—	—	117,290,000	—
Futures unrealized appreciation	89,401	40,920	119,238,529	—
Due from Manager	925	—	—	—
Deposits with Broker for futures and options (a)	420,644	774,549	144,636,713	—
Dividends and interest receivable	20,913	8,668	6,651,252	544
Receivable for Fund shares sold	25,005	—	7,607,586	63,851
Unrealized appreciation on forward currency exchange contracts	—	—	86,516,399	—
Prepaid expenses and other assets	11,784	13,716	233,147	19,483
Total Assets	5,279,766	18,757,126	4,114,247,328	87,067,745

LIABILITIES:
Options written, at value (premiums received $0, $137,220, $0, $9,895,835)	—	119,400	—	11,646,576
Management fees payable	—	15,065	5,615,108	50,937
Accrued 12b-1 fees	1,312	3,016	288,906	15,873
Futures unrealized depreciation	12,343	2,653	3,268,900	—
Payable upon return of securities loaned (Note 8)	—	4,246,105	—	—
Due to Broker	—	—	—	3,611
Payable for securities purchased	—	—	611,420	—
Payable for Fund shares redeemed	6,780	—	4,448,167	56,383
Unrealized depreciation on forward currency exchange contracts	—	—	89,114,041	—
Payable to related parties	1,791	2,266	164,747	5,542
Trustee fee payable	3,339	3,296	3,251	3,237
Compliance officer fees payable	49	111	—	56
Accrued expenses and other liabilities	23,258	23,928	557,310	26,005
Total Liabilities	48,872	4,415,840	104,071,850	11,808,220

Net Assets	5,230,894	$14,341,286	$4,010,175,478	$75,259,525

NET ASSETS CONSIST OF:
Paid in capital	$5,684,405	$16,273,294	$3,793,041,432	$90,825,185
Accumulated earnings (deficit)	$(453,511)	(1,932,008)	217,134,046	(15,565,660)
Net Assets	$5,230,894	$14,341,286	$4,010,175,478	$75,259,525

Class A
Net Assets	$94,596	$872,676	$335,527,435	$20,598,764
Shares of beneficial interest outstanding (b)	6,834	90,877	9,070,090	2,439,827
Net asset value per share (Net assets/shares outstanding)	$13.84	$9.60	$36.99	$8.44
Maximum offering price per share (c)	$14.68	10.19	$39.25	$8.95
Minimum redemption price per share (d)	$13.70	$9.50	$36.62	$8.36

Class C
Net Assets	$538,646	$1,242,051	$335,126,978	$4,348,211
Shares of beneficial interest outstanding (b)	40,138	138,191	9,306,658	532,222
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$13.42	$8.99	$36.01	$8.17

Class C-1 (e)
Net Assets			$5,375,258
Shares of beneficial interest outstanding (b)			149,260
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)			$36.01

Class I
Net Assets	$4,597,652	$12,226,559	$3,334,145,807	$50,312,550
Shares of beneficial interest outstanding (b)	331,348	1,259,590	89,510,191	5,902,900
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$13.88	$9.71	$37.25	$8.52

(a)	See Section 1b in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

(e)	Class C-1 only applies to the Catalyst/Millburn Hedge Strategy Fund.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2022

	Catalyst/Millburn	Catalyst/Warrington	Catalyst
	Dynamic Commodity	Strategic Program	Systematic Alpha
	Strategy Fund	Fund	Fund
	(Consolidated)		(Consolidated)
Investment Income:
Dividend income	$178,492	$—	$21,019
Interest income	13,747	75,773	7,084
Foreign tax withheld	—	—	(171)
Total Investment Income	192,239	75,773	27,932

Operating Expenses:
Investment management fees	259,644	1,796,035	77,763
12b-1 Fees:
Class A	7,147	44,873	742
Class C	13,448	168,385	1,700
Networking fees	14,508	108,459	6,819
Registration fees	46,423	53,351	19,483
Administration fees	25,064	48,019	20,884
Management services fees	7,374	28,449	5,018
Legal fees *	38,164	192,895	35,545
Audit fees	16,245	13,780	17,257
Transfer Agent fees	2,418	15,033	604
Trustees’ fees	13,608	13,287	13,901
Printing expense	9,743	10,206	8,849
Compliance officer fees	8,230	12,836	10,434
Custody fees	25,179	4,775	6,203
Dividend expense	—	—	1,021
Insurance expense	674	2,954	105
Interest expense	345	40	1,006
Miscellaneous expense	2,667	3,168	3,077
Total Operating Expenses	490,881	2,516,545	230,411
Less: Fees waived/expenses reimbursed by Manager	(174,001)	(44,482)	(134,001)
Net Operating Expenses	316,880	2,472,063	96,410

Net Investment Loss	(124,641)	(2,396,290)	(68,478)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(212,826)	228,863	(320,802)
Affiliated investments	—	2,052,916	—
Securities sold short	—	—	38,751
Options purchased	—	(13,273,766)	—
Options written	—	21,528,681	—
Futures	5,305,041	2,079,930	228,121
Swaps	—	—	282,801
Foreign currency transactions	(3,595)	—	—
Net Realized Gain	5,088,620	12,616,624	228,871

Net change in unrealized appreciation (depreciation) on:
Investments	(1,094,650)	—	—
Affiliated investments	—	(1,369,516)	—
Options purchased	—	247,225	—
Options written	—	(275,550)	—
Futures	(1,969,115)	—	—
Foreign currency transactions	(18)	—	—
Swaps	—	—	(568,163)

Net change in unrealized depreciation	(3,063,783)	(1,397,841)	(568,163)

Net Realized and Unrealized Gain (Loss) on Investments	2,024,837	11,218,783	(339,292)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,900,196	$8,822,493	$(407,770)

*	Includes legal fees that are extraordinary expenses that are outside the expense limitation.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2022

	Catalyst	Catalyst	Catalyst/Millburn	Catalyst
	Income and Multi	Nasdaq-100 Hedged	Hedge Strategy	Buffered Shield
	Strategy Fund	Equity Fund	Fund	Fund
	(Consolidated)		(Consolidated)
Investment Income:
Dividend Income	$71,710	$85,624	$28,386,422	$1,128,680
Interest Income	1,593	2,647	4,008,750	79,206
Dividend income - affiliated securities	23,495	—	—	—
Securities Lending - net	—	4,585	—	—
Foreign tax withheld	—	(139)	—	—
Total Investment Income	96,798	92,717	32,395,172	1,207,886

Operating Expenses:
Investment management fees	80,148	187,439	57,445,204	1,155,626
12b-1 Fees:
Class A	212	3,528	761,204	61,998
Class C	2,608	16,931	3,221,843	48,663
Class C-1*	—	—	25,737	—
Legal fees	26,221	16,251	18,298	13,276
Registration fees	22,042	31,087	78,502	49,259
Administration fees	17,162	20,425	980,523	46,846
Audit fees	16,284	14,872	33,472	14,597
Trustees’ fees	13,615	13,815	13,600	13,815
Compliance officer fees	10,177	10,531	87,935	12,613
Management services fees	4,878	7,437	794,172	26,481
Printing expense	2,385	3,710	184,708	12,024
Networking fees	4,891	15,132	3,248,183	81,362
Custody fees	4,508	8,688	135,331	5,026
Transfer Agent fees	174	1,075	122,737	5,542
Insurance expense	110	435	56,018	2,136
Interest expense	722	227	789,187	1,485
Miscellaneous expense	2,486	15,820	11,869	2,168
Total Operating Expenses	208,623	367,403	68,008,523	1,552,917
Less: Fees waived/expenses reimbursed by Manager	(113,448)	(123,326)	—	(304,113)
Net Operating Expenses	95,175	244,077	68,008,523	1,248,804

Net Investment Income (Loss)	1,623	(151,360)	(35,613,351)	(40,918)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	157,571	812,393	3,501,595	(3,343,171)
Affiliated Investments	10,410	—	—	—
Long Term Capital Gains from underlying investment companies	8,984	—	—	107,174
Options purchased	—	(923,872)	—	(2,070,606)
Options written	—	451,070	—	5,356,372
Futures	66,037	225,693	295,617,158	—
Foreign currency transactions	(8,327)	—	(30,312,200)	—
Net Realized Gain	234,675	565,284	268,806,553	49,769

Net change in unrealized appreciation (depreciation) on:
Investments	(651,201)	(3,666,900)	(328,331,439)	(4,040,781)
Affiliated Investments	(57,827)	—	—	—
Options purchased	—	23,035	—	(2,582,044)
Options written	—	3,891	—	(4,440,561)
Futures	66,589	82,006	86,420,269	—
Foreign currency translations	(1,921)	—	72,572,994	—

Net change in unrealized depreciation	(644,360)	(3,557,968)	(169,338,176)	(11,063,386)

Net Realized and Unrealized Gain (Loss) on Investments	(409,685)	(2,992,684)	99,468,377	(11,013,617)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(408,062)	$(3,144,044)	$63,855,026	$(11,054,535)

*       Class C-1 only applies to the Catalyst/Millburn Hedge Strategy Fund.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst/Millburn Dynamic Commodity Strategy Fund		Catalyst/Warrington Strategic Program Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operations:
Net investment loss	$(124,641)	$(532,291)	$(2,396,290)	$(1,874,574)
Net realized gain (loss) on investments	5,088,620	(4,159,889)	12,616,624	6,881,643
Net change in unrealized appreciation (depreciation) on investments	(3,063,783)	1,008,041	(1,397,841)	284,111
Net increase (decrease) in net assets resulting from operations	1,900,196	(3,684,139)	8,822,493	5,291,180

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,712,685	1,012,533	4,865,867	708,466
Class C	987,724	46,992	674,700	207,833
Class I	21,786,614	4,226,898	60,664,956	22,224,505
Cost of shares redeemed
Class A	(3,038,122)	(2,329,043)	(4,753,300)	(13,523,558)
Class C	(816,859)	(4,837,181)	(6,625,308)	(11,395,376)
Class I	(10,702,082)	(24,310,886)	(37,897,512)	(48,817,126)
Net increase (decrease) in net assets from share transactions of beneficial interest	9,929,960	(26,190,687)	16,929,403	(50,595,256)

Total Increase (Decrease) in Net Assets	11,830,156	(29,874,826)	25,751,896	(45,304,076)

Net Assets:
Beginning of year	12,672,952	42,547,778	98,906,766	144,210,842
End of year	$24,503,108	$12,672,952	$124,658,662	$98,906,766

Share Activity:
Class A
Shares Sold	129,976	95,880	581,840	92,246
Shares Redeemed	(275,603)	(228,396)	(572,731)	(1,758,658)
Net increase (decrease) in shares of Beneficial interest	(145,627)	(132,516)	9,109	(1,666,412)

Class C
Shares Sold	77,137	4,642	84,028	28,598
Shares Redeemed	(84,454)	(486,217)	(862,160)	(1,564,440)
Net decrease in shares of Beneficial interest	(7,317)	(481,575)	(778,132)	(1,535,842)

Class I
Shares Sold	1,623,425	400,422	7,030,401	2,808,291
Shares Redeemed	(881,501)	(2,376,542)	(4,418,077)	(6,237,558)
Net increase (decrease) in shares of Beneficial interest	741,924	(1,976,120)	2,612,324	(3,429,267)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Systematic Alpha Fund
	(Consolidated)

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
Operations:
Net investment income (loss)	$(68,478)	$16,128
Net realized gain on investments	228,871	304,036
Net change in unrealized appreciation (depreciation) on investments	(568,163)	589,280
Net increase (decrease) in net assets resulting from operations	(407,770)	909,444

Distributions to Shareholders from:
Distributions
Class A	(12,767)	(23,738)
Class C	(7,561)	(29,842)
Class I	(242,823)	(491,921)
Total distributions to shareholders	(263,151)	(545,501)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	542,656	121,698
Class C	24,445	22,096
Class I	5,432,398	218,287
Reinvestment of distributions
Class A	11,705	21,873
Class C	7,561	29,842
Class I	106,452	157,998
Cost of shares redeemed
Class A	(356,839)	(216,610)
Class C	(74,971)	(81,290)
Class I	(1,374,479)	(707,150)
Net increase (decrease) in net assets from share transactions of beneficial interest	4,318,928	(433,256)

Total Increase (Decrease) in Net Assets	3,648,007	(69,313)

Net Assets:
Beginning of year	2,853,244	2,922,557
End of year	$6,501,251	$2,853,244

Share Activity:
Class A
Shares Sold	48,707	11,638
Shares Reinvested	1,049	2,380
Shares Redeemed	(32,595)	(21,480)
Net increase (decrease) in shares of Beneficial interest	17,161	(7,462)

Class C
Shares Sold	2,185	2,258
Shares Reinvested	705	3,372
Shares Redeemed	(6,740)	(8,341)
Net decrease in shares of Beneficial interest	(3,850)	(2,711)

Class I
Shares Sold	499,672	21,356
Shares Reinvested	9,740	17,516
Shares Redeemed	(131,665)	(71,023)
Net increase (decrease) in shares of Beneficial interest	377,747	(32,151)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Income and Multi Strategy Fund		Catalyst Nasdaq-100 Hedged Equity Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operations:
Net investment income (loss)	$1,623	$(17,208)	$(151,360)	$(103,797)
Net realized gain on investments	234,675	391,882	565,284	291,609
Net change in unrealized appreciation (depreciation) on investments	(644,360)	156,037	(3,557,968)	1,649,244
Net increase (decrease) in net assets resulting from operations	(408,062)	530,711	(3,144,044)	1,837,056

Distributions to Shareholders from:
From Return of Capital
Class A	—	—	—	(6,370)
Class C	—	—	—	(7,875)
Class I	—	—	—	(37,668)
Total Distributions
Class A	(1,924)	(1,027)	(5,533)	(2,559)
Class C	(7,156)	(979)	(6,244)	(3,163)
Class I	(192,608)	(62,325)	(37,451)	(34,816)
Total distributions to shareholders	(201,688)	(64,331)	(49,228)	(92,451)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	215,596	4,575	247,058	799,273
Class C	409,000	98,746	18,866	955,886
Class I	1,364,279	1,156,382	6,794,770	11,782,632
Reinvestment of distributions
Class A	1,924	1,027	4,637	6,718
Class C	7,156	979	5,903	10,146
Class I	116,004	37,572	31,106	13,319
Cost of shares redeemed
Class A	(162,428)	(17,889)	(702,853)	(1,365,079)
Class C	(25,072)	(30,107)	(443,638)	(602,377)
Class I	(579,857)	(312,543)	(3,034,787)	(8,911,445)
Net increase in net assets from share transactions of beneficial interest	1,346,602	938,742	2,921,062	2,689,073

Total Increase (Decrease) in Net Assets	736,852	1,405,122	(272,210)	4,433,678

Net Assets:
Beginning of year	4,494,042	3,088,920	14,613,496	10,179,818
End of year	$5,230,894	$4,494,042	$14,341,286	$14,613,496

Share Activity:
Class A
Shares Sold	14,814	314	20,382	75,780
Shares Reinvested	132	70	370	606
Shares Redeemed	(11,296)	(1,194)	(59,460)	(126,186)
Net increase (decrease) in shares of Beneficial interest	3,650	(810)	(38,708)	(49,800)

Class C
Shares Sold	29,099	6,423	1,611	94,919
Shares Reinvested	507	68	501	966
Shares Redeemed	(1,806)	(2,032)	(39,465)	(57,749)
Net increase (decrease) in shares of Beneficial interest	27,800	4,459	(37,353)	38,136

Class I
Shares Sold	90,997	76,410	573,454	1,056,910
Shares Reinvested	7,986	2,559	2,457	1,193
Shares Redeemed	(39,266)	(21,584)	(257,408)	(807,866)
Net increase in shares of Beneficial interest	59,717	57,385	318,503	250,237

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Millburn Hedge Strategy Fund		Catalyst Buffered Shield Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Operations:
Net investment income (loss)	$(35,613,351)	$(37,980,064)	$(40,918)	$125,078
Net realized gain on investments	268,806,553	596,532,781	49,769	6,771,953
Net change in unrealized appreciation (depreciation) on investments	(169,338,176)	305,787,187	(11,063,386)	4,908,177
Net increase (decrease) in net assets resulting from operations	63,855,026	864,339,904	(11,054,535)	11,805,208

Distributions to Shareholders from:
From Return of Capital
Class A	—	(34,402)	—	—
Class C	—	(38,257)	—	—
Class C-1 (a,b)	—	—	—	—
Class I	—	(253,539)	—	—
Total Distributions
Class A	—	(10,826,931)	(3,975,970)	(360,164)
Class C	—	(9,228,237)	(766,843)	(62,278)
Class C-1 (a,b)	—	(34)	—	—
Class I	—	(87,272,251)	(9,713,609)	(835,950)
Total distributions to shareholders	—	(107,653,651)	(14,456,422)	(1,258,392)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	115,390,084	37,540,431	7,724,513	8,126,424
Class C	60,322,104	20,991,332	779,041	1,596,840
Class C-1 (a,b)	4,535,047	881,854	—	—
Class I	1,518,465,922	519,903,509	37,478,629	28,787,512
Reinvestment of distributions
Class A	—	7,919,658	3,779,162	302,621
Class C	—	8,829,984	761,523	60,949
Class C-1 (a,b)	—	—	—	—
Class I	—	64,198,332	9,212,885	619,793
Cost of shares redeemed
Class A	(90,382,303)	(135,378,961)	(7,521,441)	(5,591,985)
Class C	(63,450,098)	(107,831,621)	(519,011)	(886,261)
Class C-1 (a,b)	(82,162)	—	—	—
Class I	(617,849,080)	(1,273,095,503)	(39,821,292)	(8,493,370)
Net increase (decrease) in net assets from share transactions of beneficial interest	926,949,514	(856,040,985)	11,874,009	24,522,523

Total Increase (Decrease) in Net Assets	990,804,540	(99,354,732)	(13,636,948)	35,069,339

Net Assets:
Beginning of year	3,019,370,938	3,118,725,670	88,896,473	53,827,134
End of year	$4,010,175,478	$3,019,370,938	$75,259,525	$88,896,473

Share Activity:
Class A
Shares Sold	3,149,156	1,172,098	750,966	775,732
Shares Reinvested	—	261,893	381,734	29,438
Shares Redeemed	(2,531,842)	(4,422,206)	(801,973)	(540,989)
Net increase (decrease) in shares of Beneficial interest	617,314	(2,988,215)	330,727	264,181

Class C
Shares Sold	1,689,068	652,824	76,858	158,096
Shares Reinvested	—	296,507	79,160	6,029
Shares Redeemed	(1,786,832)	(3,597,936)	(52,518)	(87,392)
Net increase (decrease) in shares of Beneficial interest	(97,764)	(2,648,605)	103,500	76,733

Class C-1 (a,b)
Shares Sold	126,788	24,802
Shares Reinvested	—	—
Shares Redeemed	(2,330)	—
Net increase in shares of Beneficial interest	124,458	24,802

Class I
Shares Sold	41,140,058	15,841,300	3,527,081	2,717,980
Shares Reinvested	—	2,115,964	923,135	59,941
Shares Redeemed	(16,939,119)	(41,787,773)	(3,890,811)	(805,663)
Net increase (decrease) in shares of Beneficial interest	24,200,939	(23,830,509)	559,405	1,972,258

(a)	Class C-1 only applies to the Catalyst/Millburn Hedge Strategy Fund.

(b)	The Catalyst/Millburn Hedge Strategy Fund Class C-1 commenced operations on October 30, 2020.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Dynamic Commodity Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$9.56	$10.89	$10.95		$10.75	$10.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.11)	(0.20)	(0.09)		(0.05)	(0.13)
Net realized and unrealized gain (loss) on investments	3.31	(1.13)	0.03		0.29	0.08
Total from investment operations	3.20	(1.33)	(0.06)		0.24	(0.05)

LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.04)	(0.16)
Total distributions	—	—	—		(0.04)	(0.16)

Net asset value, end of year	$12.76	$9.56	$10.89		$10.95	$10.75

Total return (B)	33.47%	(12.21)%	(0.55	)% (C)	2.20%	(0.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,685	$3,404	$5,319		$10,932	$24,855
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	3.33%	2.72%	2.47%		2.40%	2.33%
Expenses, net waiver and reimbursement (D)	2.24%	2.27%	2.27%		2.26%	2.24%
Net investment loss, before waiver and reimbursement (D,E)	(2.12)%	(2.41)%	(1.03)%		(0.55)%	(1.26)%
Net investment loss, net waiver and reimbursement (D,E)	(1.04)%	(1.96)%	(0.83)%		(0.41)%	(1.17)%
Portfolio turnover rate	123%	145%	0%		0%	0%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$9.26	$10.62	$10.76		$10.61	$10.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.19)	(0.27)	(0.18)		(0.12)	(0.21)
Net realized and unrealized gain (loss) on investments	3.19	(1.09)	0.04		0.27	0.07
Total from investment operations	3.00	(1.36)	(0.14)		0.15	(0.14)

LESS DISTRIBUTIONS:
From net investment income	—	—	—		—	(0.11)
Total distributions	—	—	—		—	(0.11)

Net asset value, end of year	$12.26	$9.26	$10.62		$10.76	$10.61

Total return (B)	32.40%	(12.81)%	(1.30	)% (C)	1.41%	(1.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,921	$1,519	$6,860		$7,322	$10,487
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	4.08%	3.47%	3.22%		3.15%	3.08%
Expenses, net waiver and reimbursement (D)	2.99%	3.02%	3.02%		3.01%	2.99%
Net investment loss, before waiver and reimbursement (D,E)	(2.82)%	(3.15)%	(1.83)%		(1.30)%	(2.00)%
Net investment loss, net waiver and reimbursement (D,E)	(1.73)%	(2.70)%	(1.63)%		(1.16)%	(1.91)%
Portfolio turnover rate	123%	145%	0%		0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Dynamic Commodity Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$9.61	$10.91	$10.94		$10.79	$11.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.08)	(0.18)	(0.07)		(0.02)	(0.10)
Net realized and unrealized gain (loss) on investments	3.32	(1.12)	0.04		0.28	0.08
Total from investment operations	3.24	(1.30)	(0.03)		0.26	(0.02)

LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.11)	(0.19)
Total distributions	—	—	—		(0.11)	(0.19)

Net asset value, end of year	$12.85	$9.61	$10.91		$10.94	$10.79

Total return (B)	33.71%	(11.92)%	(0.27	)% (C)	2.40%	(0.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$19,897	$7,750	$30,369		$31,882	$51,708
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	3.08%	2.47%	2.22%		2.15%	2.08%
Expenses, net waiver and reimbursement (D)	1.99%	2.02%	2.02%		2.01%	1.99%
Net investment loss, before waiver and reimbursement (D,E)	(1.76)%	(2.17)%	(0.83)%		(0.30)%	(0.99)%
Net investment loss, net waiver and reimbursement (D,E)	(0.67)%	(1.72)%	(0.63)%		(0.16)%	(0.90)%
Portfolio turnover rate	123%	145%	0%		0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Warrington Strategic Program Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018
Net asset value, beginning of year	$8.02		$7.61		$7.86		$8.07		$8.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.20)		(0.15)		(0.10)		(0.09)		(0.11)
Net realized and unrealized gain (loss) on investments	0.90		0.56		(0.15)		(0.12)		(0.43)
Total from investment operations	0.70		0.41		(0.25)		(0.21)		(0.54)

Net asset value, end of year	$8.72		$8.02		$7.61		$7.86		$8.07

Total return (B)	8.73	% (C)	5.39	% (C)	(3.18	)% (C)	(2.60	)% (C)	(6.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$19,212		$17,587		$29,378		$82,099		$165,433
Ratios to average net assets (including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (D)	2.49%		2.43%		2.59%		2.33%		2.26%
Expenses, net waiver and reimbursement (D)	2.45%		2.02	% (H)	2.59%		2.33%		2.26%
Net investment loss, before waiver and reimbursement (D,G)	(2.42)%		(2.40)%		(1.30)%		(1.15)%		(1.28)%
Net investment loss, net waiver and reimbursement (D,G)	(2.38)%		(1.98	)% (H)	(1.30)%		(1.15)%		(1.28)%
Portfolio turnover rate	0%		0%		0%		0%		0%

	Class C
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018
Net asset value, beginning of year	$7.54		$7.21		$7.51		$7.76		$8.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.24)		(0.20)		(0.15)		(0.14)		(0.16)
Net realized and unrealized gain (loss) on investments	0.84		0.53		(0.15)		(0.11)		(0.43)
Total from investment operations	0.60		0.33		(0.30)		(0.25)		(0.59)

Net asset value, end of year	$8.14		$7.54		$7.21		$7.51		$7.76

Total return (B)	7.96	% (C)	4.58	% (C)	(3.99	)% (C)	(3.22	)% (C)	(7.07)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,588		$20,305		$30,499		$65,411		$106,913
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (D)	3.24%		3.19%		3.36%		3.08%		3.02%
Expenses, net waiver and reimbursement (D)	3.20%		2.77	% (H)	3.36%		3.08%		3.02%
Net investment loss, before waiver and reimbursement (D,G)	(3.16)%		(3.16)%		(2.13)%		(1.89)%		(2.04)%
Net investment loss, net waiver and reimbursement (D,G)	(3.12)%		(2.74	)% (H)	(2.13)%		(1.89)%		(2.04)%
Portfolio turnover rate	0%		0%		0%		0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratio to average net assets (excluding dividend and interest expense).

Expenses, before waiver and reimbursement (D)	2.49%	2.43%		2.59%	2.27%	2.24%
Expenses, net waiver and reimbursement (D)	2.45%	2.02	% (H)	2.59%	2.27%	2.24%

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	3.24%	3.19.	%	3.36%	3.02%	3.00%
Expenses, net waiver and reimbursement (D)	3.20%	2.77	% (H)	3.36%	3.02%	3.00%

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Manager has voluntarily waived a portion of expenses. This waiver will not be recaptured by the manager.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Warrington Strategic Program Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018
Net asset value, beginning of year	$8.18		$7.74		$7.98		$8.17		$8.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.18)		(0.13)		(0.08)		(0.07)		(0.09)
Net realized and unrealized gain (loss) on investments	0.92		0.57		(0.16)		(0.12)		(0.44)
Total from investment operations	0.74		0.44		(0.24)		(0.19)		(0.53)

Net asset value, end of year	$8.92		$8.18		$7.74		$7.98		$8.17

Total return (B)	9.05	% (C)	5.68	% (C)	(3.01	)% (C)	(2.33	)% (C)	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$89,859		$61,014		$84,334		$282,645		$542,712
Ratios to average net assets (including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (D)	2.24%		2.16%		2.31%		2.08%		2.02%
Expenses, net waiver and reimbursement (D)	2.20%		1.75	% (G)	2.31%		2.08%		2.02%
Net investment loss, before waiver and reimbursement (D,F)	(2.17)%		(2.13)%		(1.00)%		(0.91)%		(1.03)%
Net investment loss, net waiver and reimbursement (D,F)	(2.13)%		(1.71	)% (G)	(1.00)%		(0.91)%		(1.03)%
Portfolio turnover rate	0%		0%		0%		0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	2.24%	2.16%		2.31%	2.02%	2.00%
Expenses, net waiver and reimbursement (D)	2.20%	1.75	% (G)	2.31%	2.02%	2.00%

(F)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Manager has voluntarily waived a portion of expenses. This waiver will not be recaptured by the manager.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018
Net asset value, beginning of year	$10.86	$9.56	$9.18	$8.93		$9.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.17)	0.04	0.17	0.15		0.02
Net realized and unrealized gain (loss) on investments	(0.05)	3.16	0.35	0.10	(B)	(0.54)
Total from investment operations	(0.22)	3.20	0.52	0.25		(0.52)

LESS DISTRIBUTIONS:
From net investment income	(0.58)	(1.90)	(0.14)	(0.00	) (C)	—
From net realized gains on investments	—	—	—	—		—
Total distributions	(0.58)	(1.90)	(0.14)	(0.00)		—

Net asset value, end of year	$10.06	$10.86	$9.56	$9.18		$8.93

Total return (D,E)	(2.53)%	37.12%	5.58%	2.82%		(5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$324	$164	$216	$140		$2,157
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (H)	4.63%	5.77%	5.25%	5.10%		4.24%
Expenses, net waiver and reimbursement (H)	2.06%	2.03%	2.04%	2.02%		1.86%
Net investment loss, before waiver and reimbursement (H,I)	(4.14)%	(3.44)%	(1.47)%	(1.24)%		(2.12)%
Net investment income (loss), net waiver and reimbursement (H,I)	(1.53)%	0.35%	1.74%	1.67%		0.25%
Portfolio turnover rate	1335%	121%	75%	120%		116%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018
Net asset value, beginning of year	$10.41	$9.23	$8.85	$8.72		$9.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.25)	(0.04)	0.08	0.07		(0.06)
Net realized and unrealized gain (loss) on investments	(0.05)	3.04	0.35	0.09	(B)	(0.52)
Total from investment operations	(0.30)	3.00	0.43	0.16		(0.58)

LESS DISTRIBUTIONS:
From net investment income	(0.48)	(1.82)	(0.05)	(0.03)		—
From net realized gains on investments	—	—	—	—		—
Total distributions	(0.48)	(1.82)	(0.05)	(0.03)		—

Net asset value, end of year	$9.63	$10.41	$9.23	$8.85		$8.72

Total return (D,E)	(3.32)%	35.99%	4.84%	1.94%		(6.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$133	$184	$188	$269		$269
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	5.38%	6.53%	6.00%	5.85%		4.82%
Expenses, net waiver and reimbursement (H)	2.81%	2.78%	2.79%	2.77%		2.31%
Net investment loss, before waiver and reimbursement (H,I)	(5.13)%	(4.16)%	(2.32)%	(2.36)%		(3.21)%
Net investment income (loss), net waiver and reimbursement (H,I)	(2.35)%	(0.39)%	0.89%	0.81%		(0.70)%
Portfolio turnover rate	1335%	121%	75%	120%		116%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended June 30, 2022 and June 30, 2019, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Represents less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (H)	4.59%	5.76%	5.23%	5.10%	4.24%
Expenses, net waiver and reimbursement (H)	2.02%	2.02%	2.02%	2.02%	1.86%

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (H)	5.34%	6.52%	5.98%	5.85%	4.82%
Expenses, net waiver and reimbursement (H)	2.77%	2.77%	2.77%	2.77%	2.31%

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$10.67	$9.43	$9.05	$8.91	$9.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.14)	0.06	0.19	0.15	0.03
Net realized and unrealized gain (loss) on investments	(0.06)	3.12	0.35	0.10	(B)	(0.52)
Total from investment operations	(0.20)	3.18	0.54	0.25	(0.49)

LESS DISTRIBUTIONS:
From net investment income	(0.60)	(1.94)	(0.16)	(0.11)	—
From net realized gains on investments	—	—	—	—	—
Total distributions	(0.60)	(1.94)	(0.16)	(0.11)	—

Net asset value, end of year	$9.87	$10.67	$9.43	$9.05	$8.91

Total return (C,D)	(2.42)%	37.47%	5.88%	2.97%	(5.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,044	$2,505	$2,519	$2,206	$2,837
Ratios to average net assets (including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (F)	4.38%	5.52%	5.00%	4.85%	3.81%
Expenses, net waiver and reimbursement (F)	1.81%	1.78%	1.79%	1.77%	1.36%
Net investment loss, before waiver and reimbursement (F,G)	(3.84)%	(3.10)%	(1.22)%	(1.29)%	(2.17)%
Net investment income (loss), net waiver and reimbursement (F,G)	(1.27)%	0.63%	1.99%	1.79%	0.29%
Portfolio turnover rate	1335%	121%	75%	120%	116%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended June 30, 2022 and June 30, 2019, primarily due to timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	4.34%	5.51%	4.98%	4.85%	3.81%
Expenses, net waiver and reimbursement (F)	1.77%	1.77%	1.77%	1.77%	1.36%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Income and Multi-Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$15.63	$13.64	$14.85	$14.62	$14.79

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.00)	(0.10)	0.04	(0.04)	(0.17)
Net realized and unrealized gain (loss) on investments	(1.16)	2.33	(0.73)	0.27	0.00	(C,F)
Total from investment operations	(1.16)	2.23	(0.69)	0.23	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.63)	(0.24)	(0.43)	—	—
From return of capital	—	—	(0.09)	—	—
Total distributions	(0.63)	(0.24)	(0.52)	—	—

Net asset value, end of year	$13.84	$15.63	$13.64	$14.85	$14.62

Total return (B)	(7.59)%	16.46%	(4.76)%	1.57%	(1.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$95	$50	$54	$148	$253
Ratios to average net assets (including interest expense) (D)
Expenses, before waiver and reimbursement (G)	4.69%	5.50%	5.10%	4.32%	3.22%
Expenses, net waiver and reimbursement (G)	2.27%	2.28%	2.29%	2.26%	2.24%
Net investment loss, before waiver and reimbursement (G,H)	(2.45)%	(3.93)%	(2.50)%	(2.27)%	(2.13)%
Net investment income (loss) net waiver and reimbursement (G,H)	(0.01)%	(0.71)%	0.26%	(0.22)%	(1.15)%
Portfolio turnover rate	50%	43%	157%	0%	0%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$15.19	$13.26	$14.44	$14.33	$14.61

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.09)	(0.21)	(0.06)	(0.14)	(0.27)
Net realized and unrealized gain (loss) on investments	(1.13)	2.27	(0.70)	0.25	(0.01	) (C)
Total from investment operations	(1.22)	2.06	(0.76)	0.11	(0.28)

LESS DISTRIBUTIONS:
From net investment income	(0.55)	(0.13)	(0.33)	—	—
From return of capital	—	—	(0.09)	—	—
Total distributions	(0.55)	(0.13)	(0.42)	—	—

Net asset value, end of year	$13.42	$15.19	$13.26	$14.44	$14.33

Total return (B)	(8.23)%	15.59%	(5.41)%	0.77%	(1.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$539	$187	$104	$166	$308
Ratios to average net assets (including interest expense) (E)
Expenses, before waiver and reimbursement (G)	5.44%	6.14%	5.85%	5.07%	4.06%
Expenses, net waiver and reimbursement (G)	3.02%	3.03%	3.04%	3.01%	2.99%
Net investment loss, before waiver and reimbursement (G,H)	(3.07)%	(4.50)%	(3.31)%	(3.00)%	(2.94)%
Net investment loss net waiver and reimbursement (G,H)	(0.65)%	(1.43)%	(0.46)%	(0.97)%	(1.86)%
Portfolio turnover rate	50%	43%	157%	0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the year ended June 30, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (G)	4.67%	5.49%	5.08%	4.32%	3.22%
Expenses, net waiver and reimbursement (G)	2.25%	2.27%	2.27%	2.26%	2.24%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (G)	5.42%	6.13%	5.83%	5.07%	4.06%
Expenses, net waiver and reimbursement (G)	3.00%	3.02%	3.02%	3.01%	2.99%

(F)	Amount is less than $0.005.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Income and Multi-Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$15.67	$13.68	$14.91	$14.64	$14.79

INCOME FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (A)	0.01	(0.07)	0.09	0.01	(0.13)
Net realized and unrealized gain (loss) on investments	(1.12)	2.33	(0.73)	0.26	(0.02	) (C)
Total from investment operations	(1.11)	2.26	(0.64)	0.27	(0.15)

LESS DISTRIBUTIONS:
From net investment income	(0.68)	(0.27)	(0.50)	—	—
From return of capital	—	—	(0.09)	—	—
Total distributions	(0.68)	(0.27)	(0.59)	—	—

Net asset value, end of year	$13.88	$15.67	$13.68	$14.91	$14.64

Total return (B)	(7.27)%	16.68%	(4.41)%	1.84%	(1.01)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,598	$4,257	$2,930	$4,098	$5,335
Ratios to average net assets (including interest expense) (D)
Expenses, before waiver and reimbursement (E)	4.52%	5.15%	4.85%	4.07%	2.99%
Expenses, net waiver and reimbursement (E)	2.02%	2.03%	2.04%	2.01%	1.99%
Net investment loss, before waiver and reimbursement (E,F)	(2.40)%	(3.55)%	(2.19)%	(2.01)%	(1.89)%
Net investment income (loss) net waiver and reimbursement (E,F)	0.08%	(0.44)%	0.62%	0.05%	(0.89)%
Portfolio turnover rate	50%	43%	157%	0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized (loss) in the Statement of Operations for the year ended June 30, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (E)	4.50%	5.14%	4.83%	4.07%	2.99%
Expenses, net waiver and reimbursement (E)	2.00%	2.02%	2.02%	2.01%	1.99%

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Nasdaq-100 Hedged Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$11.75	$10.12	$10.74	$10.11	$9.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.14)	(0.09)	0.07	0.08	0.04
Net realized and unrealized gain (loss) on investments	(1.97)	1.77	(0.10)	0.58	0.52
Total from investment operations	(2.11)	1.68	(0.03)	0.66	0.56

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.12)	(0.03)	(0.00	) (B)
From net realized gains on investments	(0.04)	(0.01)	(0.47)	—	—
From return of capital	—	(0.04)	—	—	—
Total distributions	(0.04)	(0.05)	(0.59)	(0.03)	(0.00)

Net asset value, end of year	$9.60	$11.75	$10.12	$10.74	$10.11

Total return (C)	(18.03)%	16.68%	(0.63)%	6.54%	5.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$873	$1,522	$1,815	$2,417	$2,503
Ratios to average net assets (including dividend and interest expense) (D)
Expenses, before waiver and reimbursement (F)	2.55%	2.76%	2.68%	2.60%	2.69%
Expenses, net waiver and reimbursement (F)	1.74%	1.72%	1.63%	1.60%	1.51%
Net investment loss, before waiver and reimbursement (F,G)	(1.96)%	(1.87)%	(0.38)%	(0.21)%	(0.80)%
Net investment income (loss), net waiver and reimbursement (F,G)	(1.15)%	(0.83)%	0.67%	0.79%	0.38%
Portfolio turnover rate	51%	205%	145%	112%	177%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$11.08	$9.62	$10.25	$9.71	$9.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.21)	(0.17)	(0.01)	0.00	(B)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.84)	1.68	(0.10)	0.55	0.51
Total from investment operations	(2.05)	1.51	(0.11)	0.55	0.48

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.05)	(0.01)	(0.01)
From net realized gains on investments	(0.04)	(0.01)	(0.47)	—	—
From return of capital	—	(0.04)	—	—	—
Total distributions	(0.04)	(0.05)	(0.52)	(0.01)	(0.01)

Net asset value, end of year	$8.99	$11.08	$9.62	$10.25	$9.71

Total return (C)	(18.58)%	15.78%	(1.36)%	5.64%	5.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,242	$1,945	$1,321	$1,179	$1,138
Ratios to average net assets (including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (F)	3.30%	3.51%	3.43%	3.35%	3.47%
Expenses, net waiver and reimbursement (F)	2.49%	2.47%	2.38%	2.35%	2.26%
Net investment loss, before waiver and reimbursement (F,G)	(2.71)%	(2.68)%	(1.17)%	(0.97)%	(1.56)%
Net investment income (loss), net waiver and reimbursement (F,G)	(1.89)%	(1.64)%	(0.12)%	0.03%	(0.35)%
Portfolio turnover rate	51%	205%	145%	112%	177%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	2.55%	2.74%	2.58%	2.52%	2.68%
Expenses, net waiver and reimbursement (F)	1.74%	1.70%	1.53%	1.52%	1.50%

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	3.30%	3.49%	3.33%	3.27%	3.46%
Expenses, net waiver and reimbursement (F)	2.49%	2.45%	2.28%	2.27%	2.25%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Nasdaq-100 Hedged Equity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$11.84	$10.20	$10.81	$10.18	$9.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.11)	(0.08)	0.09	0.11	0.06
Net realized and unrealized gain (loss) on investments	(1.98)	1.79	(0.09)	0.57	0.53
Total from investment operations	(2.09)	1.71	0.00	0.68	0.59

LESS DISTRIBUTIONS:
From net investment income	—	(0.02)	(0.14)	(0.05)	(0.02)
From net realized gains on investments	(0.04)	(0.01)	(0.47)	—	—
From return of capital	—	(0.04)	—	—	—
Total distributions	(0.04)	(0.07)	(0.61)	(0.05)	(0.02)

Net asset value, end of year	$9.71	$11.84	$10.20	$10.81	$10.18

Total return (B)	(17.72)%	16.91%	(0.29)%	6.73%	6.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,227	$11,146	$7,043	$8,613	$9,829
Ratios to average net assets (including dividend and interest expense) (C)
Expenses, before waiver and reimbursement (D)	2.30%	2.51%	2.43%	2.35%	2.43%
Expenses, net waiver and reimbursement (D)	1.49%	1.47%	1.38%	1.35%	1.26%
Net investment income (loss), before waiver and reimbursement (D,E)	(1.68)%	(1.69)%	(0.15)%	0.04%	(0.55)%
Net investment Income (loss), net waiver and reimbursement (D,E)	(0.86)%	(0.65)%	0.90%	1.04%	0.62%
Portfolio turnover rate	51%	205%	145%	112%	177%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	2.30%	2.49%	2.33%	2.27%	2.42%
Expenses, net waiver and reimbursement (D)	1.49%	1.45%	1.28%	1.27%	1.25%

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$36.25		$27.63		$32.07	$31.14	$29.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.45)		(0.46)		(0.14)	(0.04)	(0.29)
Net realized and unrealized gain (loss) on investments	1.19		10.29		(2.70)	1.89	2.67
Total from investment operations	0.74		9.83		(2.84)	1.85	2.38

LESS DISTRIBUTIONS:
From net investment income	—		(1.21)		(1.60)	(0.45)	—
From return of capital	—		(0.00	) (F)	—	—	—
From net realized gains on investments	—		—		—	(0.47)	(1.06)
Total distributions	—		(1.21)		(1.60)	(0.92)	(1.06)

Net asset value, end of year	$36.99		$36.25		$27.63	$32.07	$31.14

Total return (B)	2.04%		36.44%		(9.48)%	6.13%	7.88	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$335,527		$306,389		$316,112	$424,968	$388,806
Ratios to average net assets (including interest expense)
Expenses (including interest expense), before waiver and reimbursement (D)	2.20	% (G)	2.22%		2.19%	2.19%	2.15%
Expenses (including interest expense), net waiver and reimbursement (D)	2.20	% (G)	2.22%		2.19%	2.18%	2.14%
Net investment loss, before waiver and reimbursement (D,E)	(1.25)%		(1.47)%		(0.47)%	(0.15)%	(0.94)%
Net investment loss, net waiver and reimbursement (D,E)	(1.25)%		(1.47)%		(0.47)%	(0.14)%	(0.94)%
Portfolio turnover rate	9%		13%		54%	19%	12%

	Class C
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$35.55		$27.07		$31.46	$30.61	$29.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.71)		(0.68)		(0.36)	(0.27)	(0.42)
Net realized and unrealized gain (loss) on investments	1.17		10.08		(2.65)	1.86	2.53
Total from investment operations	0.46		9.40		(3.01)	1.59	2.11

LESS DISTRIBUTIONS:
From net investment income	—		(0.92)		(1.38)	(0.27)	—
From return of capital	—		(0.00	) (F)	—	—	—
From net realized gains on investments	—		—		—	(0.47)	(1.06)
Total distributions	—		(0.92)		(1.38)	(0.74)	(1.06)

Net asset value, end of year	$36.01		$35.55		$27.07	$31.46	$30.61

Total return (B)	1.29%		35.42%		(10.15)%	5.33%	7.02	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$335,127		$334,331		$326,297	$408,511	$355,968
Ratios to average net assets (including interest expense)
Expenses (including interest expense), before waiver and reimbursement (D)	2.95	% (H)	2.97%		2.94%	2.94%	2.90%
Expenses (including interest expense), net waiver and reimbursement (D)	2.95	% (H)	2.97%		2.94%	2.93%	2.89%
Net investment loss, before waiver and reimbursement (D,E)	(2.00)%		(2.21)%		(1.22)%	(0.90)%	(1.37)%
Net investment loss, net waiver and reimbursement (D,E)	(2.00)%		(2.21)%		(1.22)%	(0.89)%	(1.36)%
Portfolio turnover rate	9%		13%		54%	19%	12%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Amount is less than $0.005.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (D)	2.18%
Expenses, net waiver and reimbursement (D)	2.18%

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (D)	2.93%
Expenses, net waiver and reimbursement (D)	2.93%

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class C-1
	For the		For the
	Period Ended		Period Ended
	June 30, 2022		June 30, 2021 (A)
Net asset value, beginning of period	$35.55		$27.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.63)		(0.20)
Net realized and unrealized gain on investments	1.09		9.30
Total from investment operations	0.46		9.10

LESS DISTRIBUTIONS:
From net investment income	—		(0.92)
From return of capital	—		(0.00	) (I)
Total distributions	—		(0.92)

Net asset value, end of period	$36.01		$35.55

Total return (C)	1.29%		33.93	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,375		$882
Ratios to average net assets (Including interest expense)
Expenses (including interest expense), before waiver and reimbursement (F)	2.95	% (J)	2.95	% (G)
Expenses (including interest expense), net waiver and reimbursement (F)	2.95	% (J)	2.95	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(1.78)%		(0.83	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(1.78)%		(0.83	)% (G)
Portfolio turnover rate	9%		13%

	Class I
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$36.41		$27.78		$32.23	$31.29	$29.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.35)		(0.38)		(0.07)	0.04	(0.09)
Net realized and unrealized gain (loss) on investments	1.19		10.33		(2.70)	1.90	2.54
Total from investment operations	0.84		9.95		(2.77)	1.94	2.45

LESS DISTRIBUTIONS:
From net investment income	—		(1.32)		(1.68)	(0.53)	—
From return of capital	—		(0.00	) (I)	—	—	—
From net realized gains on investments	—		—		—	(0.47)	(1.06)
Total distributions	—		(1.32)		(1.68)	(1.00)	(1.06)

Net asset value, end of year	$37.25		$36.41		$27.78	$32.23	$31.29

Total return (C)	2.31%		36.78%		(9.25)%	6.42%	8.10	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,334,146		$2,377,768		$2,476,317	$4,096,347	$3,325,775
Ratios to average net assets (including interest expense)
Expenses (including interest expense), before waiver and reimbursement (F)	1.95	% (K)	1.97%		1.94%	1.94%	1.90%
Expenses (including interest expense), net waiver and reimbursement (F)	1.95	% (K)	1.97%		1.94%	1.93%	1.89%
Net investment income (loss), before waiver and reimbursement (F,H)	(0.95)%		(1.21)%		(0.22)%	0.11%	(0.31)%
Net investment income (loss), net waiver and reimbursement (F,H)	(0.95)%		(1.21)%		(0.22)%	0.12%	(0.29)%
Portfolio turnover rate	9%		13%		54%	19%	12%

(A)	The Catalyst/Millburn Hedge Strategy Fund Class C-1 shares commenced operations on October 30, 2020.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Amount is less than $0.005.

(J)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (F)	2.93%
Expenses, net waiver and reimbursement (F)	2.93%

(K)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (F)	1.93%
Expenses, net waiver and reimbursement (F)	1.93%

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Buffered Shield Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

Class A
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	November 30, 2017
Net asset value, beginning of year/period	$11.24	$9.64	$9.87	$10.30	$11.54	$10.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.02)	0.01	0.08	0.09	0.04	0.03
Net realized and unrealized gain (loss) on investments	(1.06)	1.78	0.28	0.34	0.19	1.44
Total from investment operations	(1.08)	1.79	0.36	0.43	0.23	1.47

LESS DISTRIBUTIONS:
From net investment income	—	(0.04)	(0.09)	(0.09)	(0.02)	(0.04)
From net realized gains on investments	(1.72)	(0.15)	(0.50)	(0.77)	(1.45)	(0.03)
Total distributions	(1.72)	(0.19)	(0.59)	(0.86)	(1.47)	(0.07)

Net asset value, end of year/period	$8.44	$11.24	$9.64	$9.87	$10.30	$11.54

Total return (C)	(11.85)%	18.71%	3.51%	5.01	% (E)	2.15	% (D)	14.57	% (F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$20,599	$23,714	$17,787	$16,053	$16,320	$14,746
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	1.81%	1.83%	2.03%	2.27%	2.14	% (I)	2.93%
Expenses, net waiver and reimbursement (H)	1.48%	1.48%	1.54%	1.55%	1.45	% (I)	1.45%
Net investment income (loss), before waiver and reimbursement (H,J)	(0.50)%	(0.27)%	0.28%	0.19%	(0.01	)% (I)	(1.19)%
Net investment income (loss), net waiver and reimbursement (H,J)	(0.17)%	0.08%	0.77%	0.91%	0.69	% (I)	0.29%
Portfolio turnover rate	77%	32%	138%	137%	163	% (D)	160%

Class C
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Period Ended
June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	November 30, 2017 (A)
Net asset value, beginning of year/period	$11.01	$9.48	$9.74	$10.21	$11.50	$10.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.09)	(0.07)	—	(K)	0.01	—	(K)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.03)	1.75	0.28	0.34	0.19	0.60
Total from investment operations	(1.12)	1.68	0.28	0.35	0.19	0.58

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.04)	(0.05)	(0.03)	—
From net realized gains on investments	(1.72)	(0.15)	(0.50)	(0.77)	(1.45)	—
Total distributions	(1.72)	(0.15)	(0.54)	(0.82)	(1.48)	—

Net asset value, end of year/period	$8.17	$11.01	$9.48	$9.74	$10.21	$11.50

Total return (C)	(12.51	)% (E)	17.86	% (E)	2.67%	4.23	% (E)	1.77	% (D)	5.31	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,348	$4,720	$3,337	$1,530	$769	$192
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	2.56%	2.58%	2.78%	3.02%	2.97	% (I)	2.64	% (I)
Expenses, net waiver and reimbursement (H)	2.23%	2.23%	2.29%	2.30%	2.20	% (I)	2.20	% (I)
Net investment loss, before waiver and reimbursement (H,J)	(1.25)%	(1.02)%	(0.52)%	(0.61)%	(0.75	)% (I)	(1.07	)% (I)
Net investment income (loss), net waiver and reimbursement (H,J)	(0.92)%	(0.67)%	(0.03)%	0.11%	0.02	% (I)	(0.63	)% (I)
Portfolio turnover rate	77%	32%	138%	137%	163	% (D)	160	% (D)

(A)	Class C shares commenced operations on September 5, 2017.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Total returns for periods prior to September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(G)	Ratios to average net assets (excluding dividend and interest expense) (Class A)

Expenses, before waiver and reimbursement	1.81%	1.83%	1.97%	2.19%	2.14	% (I)	2.93	% (I)
Expenses, net waiver and reimbursement	1.48%	1.48%	1.48%	1.47%	1.45	% (I)	1.45	% (I)

Ratios to average net assets (excluding dividend and interest expense) (Class C)

Expenses, before waiver and reimbursement	2.56%	2.58%	2.72%	2.94%	2.97	% (I)	2.64	% (I)
Expenses, net waiver and reimbursement	2.23%	2.23%	2.23%	2.22%	2.20	% (I)	2.20	% (I)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Annualized.

(J)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(K)	Less than 0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buffered Shield Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the		For the	For the		For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Period Ended		Year Ended
	June 30, 2022		June 30, 2021		June 30, 2020	June 30, 2019		June 30, 2018		November 30, 2017
Net asset value, beginning of year/period	$11.32		$9.70		$9.93	$10.36		$11.61		$10.18

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.01		0.03		0.09	0.12		0.06		0.06
Net realized and unrealized gain (loss) on investments	(1.08)		1.80		0.29	0.34		0.19		1.45
Total from investment operations	(1.07)		1.83		0.38	0.46		0.25		1.51

LESS DISTRIBUTIONS:
From net investment income	(0.01)		(0.06)		(0.11)	(0.12)		(0.05)		(0.05)
From net realized gains on investments	(1.72)		(0.15)		(0.50)	(0.77)		(1.45)		(0.03)
Total distributions	(1.73)		(0.21)		(0.61)	(0.89)		(1.50)		(0.08)

Net asset value, end of year/period	$8.52		$11.32		$9.70	$9.93		$10.36		$11.61

Total return (B)	(11.70	)% (D)	19.07	% (D)	3.74%	5.27	% (D)	2.30	% (C)	14.95	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$50,313		$60,463		$32,703	$13,629		$13,858		$14,036
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (G)	1.56%		1.58%		1.78%	2.02%		1.87	% (H)	2.68%
Expenses, net waiver and reimbursement (G)	1.23%		1.23%		1.29%	1.30%		1.20	% (H)	1.20%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (G,I)	(0.26)%		(0.04)%		0.46%	0.44%		0.25	% (H)	(0.95)%
Net investment Income, net waiver and reimbursement (G,I)	0.07%		0.31%		0.95%	1.16%		0.93	% (H)	0.53%
Portfolio turnover rate	77%		32%		138%	137%		163	% (C)	160%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period/year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividend. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Not annualized.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Total returns for periods prior to September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (G)	1.56%	1.58%	1.72%	1.94%	1.87	% (H)	2.68%
Expenses, net waiver and reimbursement (G)	1.23%	1.23%	1.23%	1.22%	1.20	% (H)	1.20%

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Annualized.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2022	ANNUAL REPORT

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-seven series. These financial statements include the following seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst/Millburn Dynamic Commodity Strategy (“Dynamic Commodity” )	Millburn Ridgefield Corp.	Long term capital appreciation. Prior to June 1, 2021 Long term capital appreciation largely independent from global equity markets .
Catalyst/Warrington Strategic Program (“Warrington” )	Warrington Asset Management, LLC	Long term capital appreciation
Catalyst Systematic Alpha (“Systematic Alpha” ) *	Teza Capital Management, LLC	Long term capital appreciation
Catalyst Income and Multi-Strategy Formerly, Catalyst Multi-Strategy Fund (“Income and Multi-Strategy” )	Caddo Capital Management, LLC	Total return consisting of income and capital appreciation
Catalyst Nasdaq-100 Hedged Equity Fund Formerly, EAVOL Nasdaq-100 Volatility Overlay Fund (“Nasdaq-100” )	Equity Armor	Long term capital appreciation
Catalyst/Millburn Hedge Strategy (“Millburn Hedge Strategy” )	Millburn Ridgefield Corp.	Long-term capital appreciation.
Catalyst Buffered Shield (“Buffered Shield” )	Exceed Advisory LLC	Long-term capital appreciation

*	Effective May 16, 2022, Teza Capital Management LLC (“Teza”) replaced Breacher Capital Advisors, LLC (“Breacher Capital”) as the sub-advisor of the Fund. The portfolio managers of the Fund remain the same.

The Funds are diversified series of the Trust.

Currently, each Fund offers Class A, Class C and Class I shares and Millburn Hedge Strategy offers Class C-1 shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies “and Accounting Standards Update (“ASU”) 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Valuation of Prime Meridian Income QP Fund (“Prime Meridian Fund”) – Warrington invested a portion of its assets in the Prime Meridian Fund. The Prime Meridian Fund measures its investment assets at fair value, and reports a net asset value (“NAV”) or pro rata interest in the members’ capital as a practical expedient on a monthly basis. In accordance with ASC 820, Warrington has elected to apply the practical expedient to value its investment in the Prime Meridian Fund at the respective NAV each month. For non-month ends, the Valuation Committee estimates the fair value of Prime Meridian Fund based on valuation estimates provided by a third party valuation service that has transparency to all the holdings of the Prime Meridian Fund.

As a limited partner in the Prime Meridian Fund, Warrington is limited in the amounts that can be redeemed. Redemptions are monthly and instructions for redemptions must be made 30 days in advance of the month end in which Warrington would like to redeem. Warrington has elected to receive their pro rata shares of principal and interest payments that are subsequently received by the Partnership to the Notes it holds by redemption of Prime Meridian shares.

As of June 30, 2022, the investment of Warrington in the Prime Meridian Fund was valued at the NAV of the Prime Meridian Fund and was sold. The Prime Meridian Fund invested in loans issued by LendingClub Corporation, Prosper, Share States and SoFi, and values its underlying investments in accordance with policies established by the General Partner of Prime Meridian Fund, which ordinarily values holdings using an income approach. The General Partner estimated fair value of the holding is determined after analysis of various inputs including quantitative information about current discount rates and expected cash flows, adjusted for anticipated credit losses and expected prepayments based on published information for similar underlying notes as published by trading platforms. These estimated fair values may differ significantly from the values that would have been used had a market for loans existed. Warrington had no unfunded commitments to purchase Prime Meridian Fund.

Each Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022, for each Fund’s assets and liabilities measured at fair value:

Dynamic Commodity
Assets (a)	Level 1	Level 2	Level 3	Total
Common Stocks	$5,315,006	$—	$—	$5,315,006
Exchange-Traded Funds	7,127,338	—	—	7,127,338
U.S. Government & Agencies	—	2,091,120	—	2,091,120
Short-Term Investments	5,871,274	—	—	5,871,274
Total Assets	$18,313,618	$2,091,120	$—	$20,404,738
Derivatives
Assets
Futures Contracts (b)	$14,490	$—	$—	$14,490
Liabilities
Future Contracts (b)	(1,759,490)	—	—	(1,759,490)
Total Derivatives	$(1,745,000)	$—	$—	$(1,745,000)

Warrington
Assets (a)	Level 1	Level 2	Level 3	Total
Short-Term Investments	$94,380,360	$—	$—	$94,380,360
Future Options Purchased	288,100	—	—	288,100
Total Assets	$94,668,460	$—	$—	$94,668,460

Derivatives
Liabilities
Future Options Written (a)	$174,150	$—	$—	$174,150
Total Derivatives	$174,150	$—	$—	$174,150

Systematic Alpha
Assets(a)	Level 1	Level 2	Level 3	Total
Short-Term Investments	$4,526,050	$—	$—	$4,526,050
Total Assets	$4,526,050	$—	$—	$4,526,050
Derivative
Liabilities
Total Return Swap(b)	$—	$233,694	$—	$233,694

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Income and Multi Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$1,128,075	$—	$—	$1,128,075
Exchange-Traded Funds	1,805,896	—	—	1,805,896
Open End Fund	506,974	—	—	506,974
Short-Term Investments	694,765	—	—	694,765
Total Assets	$4,135,710	$—	$—	$4,135,710
Derivatives
Assets
Futures (b)	$89,401	$—	$—	$89,401
Derivatives
Liabilities
Futures (b)	$12,343	$—	$—	$12,343
Total Derivatives	$77,058	$—	$—	$77,058

Nasdaq-100
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$8,500,209	$—	$—	$8,500,209
Exchange-Traded Funds	3,005,162	—	—	3,005,162
Collateral for Securities Loaned	—	4,246,105	—	4,246,105
Money Market Fund	1,520,477	—	—	1,520,477
Future Options Purchased	647,320	—	—	647,320
Total Assets	$13,673,168	$4,246,105	$—	$17,919,273
Derivatives (a)
Assets
Futures Contracts(b)	$40,920	$—	$—	$40,920
Liabilities
Futures Contracts(b)	$(2,653)	$—	$—	$(2,653)
Future Options Written	(119,400)	—	—	(119,400)
Total Derivatives	$(81,133)	$—	$—	$(81,133)

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Millburn Hedge Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$1,836,832,301	$—	$—	$1,836,832,301
United States Government Securities	—	1,344,779,493	—	1,344,779,493
Total Assets	$1,836,832,301	$1,344,779,493	$—	$3,181,611,794
Derivatives
Assets
Futures Contracts (b)	$119,238,529	$—	$—	$119,238,529
Forward Foreign Currency Contracts (b)	—	86,516,399	—	86,516,399
	$119,238,529	$86,516,399	$—	$205,754,928
Liabilities
Futures Contracts (b)	$(3,268,900)	$—	$—	$(3,268,900)
Forward Foreign Currency Contracts (b)	—	(89,114,041)	—	(89,114,041)
Total Derivatives	$115,969,629	$(2,597,642)	$—	$113,371,987

Buffered Shield
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$75,321,983	$—	$—	$75,321,983
Call Options Purchased	1,861,755	124,208	—	1,985,963
Put Options Purchased	4,052,285	3,800,422	—	7,852,707
Total Assets	$81,236,023	$3,924,630	$—	$85,160,653
Derivatives
Liabilities (a)
Call Options Written	$(784,695)	$(2,172)	$—	$(786,867)
Put Options Written	(5,885,096)	(4,974,613)	—	(10,859,709)
Total Liabilities	$(6,669,791)	$(4,976,785)	$—	$(11,646,576)

The Funds did not hold any Level 3 securities during the year.

(a)	Refer to the Schedule of Investments for security details.

(b)	Amounts shown for swaps, futures and forwards are unrealized appreciation/depreciation.

Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Funds’ portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

option may expire worthless to a Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by a Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended June 30, 2022, Warrington, Nasdaq-100 and Buffered Shield invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains and losses. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended June 30, 2022, Dynamic Commodity, Warrington, Systematic Alpha, Income and Multi-Strategy, Nasdaq-100 and Millburn Hedge Strategy invested in futures.

Swap Agreements – Systematic Alpha has entered into various swap transactions for investment purposes. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the unrealized appreciation to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency transactions in the Statements of Operations.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Consolidation of Subsidiaries – CHCSF Fund Limited (Dynamic Commodity-CFC), CSACS Fund Limited (Systematic – CFC), CAMFMSF Fund Limited (Income and Multi-Strategy-CFC) and CMHSF Fund Limited (Millburn-CFC) the (“CFCs”) The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the Funds include the accounts of Dynamic Commodity, Systematic Alpha, Income and Multi-Strategy, and Millburn Hedge Strategy, which include the accounts of Dynamic Commodity-CFC, Systematic-CFC, Income and Multi-Strategy-CFC, and Millburn-CFC respectively, which all are wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Each Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to affect certain investments consistent with the Funds investment objectives and policies.

A summary of each Fund’s investment in its respective CFC is as follows:

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	June 30, 2022	June 30, 2022
Dynamic Commodity – CFC	6/25/2015	$4,149,601	16.93%
Systematic – CFC	12/19/2017	1,060,111	16.31%
Income and Multi-Strategy – CFC	6/25/2015	824,325	15.76%
Millburn Hedge Strategy - CFC	11/2/2015	313,676,599	7.82%

For tax purposes, the CFCs are exempted Cayman investment companies. The CFCs have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFCs are a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Market Risk - Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Derivatives Risk - The use of derivative instruments, such as forwards, futures, options and swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Counterparty Risk - Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

The following derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2022, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Dynamic Commodity
	Futures	Commodity	Futures unrealized appreciation	$14,490
			Totals	$14,490

	Futures	Commodity	Futures unrealized depreciation	$(1,759,490)
			Totals	$(1,759,490)
Warrington
	Put options purchased	Equity	Investments in securities, at value	$288,100
	Call options written	Equity	Options written, at value	(6,450)
	Put options written	Equity	Options written, at value	(167,700)
			Totals	$113,950

Systematic Alpha
	Swap Contracts	Commodity	Unrealized depreciation on swaps	$(233,694)
			Totals	$(233,694)

Income and Multi Strategy
	Futures	Equity	Futures unrealized appreciation	$11,698
		Commodity	Futures unrealized appreciation	61,085
		Interest Rate	Futures unrealized appreciation	16,618
			Total	$89,401

	Futures	Currency	Futures unrealized depreciation	(2,594)
		Interest Rate	Futures unrealized depreciation	(9,749)
			Total	$(12,343)

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Nasdaq-100
	Futures Contracts	Equity	Futures unrealized appreciation	$40,920
	Futures Contracts	Equity	Futures unrealized depreciation	(2,653)
			Totals	$38,267

	Put Options Purchased	Equity	Investments in securities, at value	$647,320
	Put Options Written	Equity	Options written, at value	(119,400)
			Totals	$527,920

Millburn Hedge Strategy
	Futures Contracts	Commodity	Futures unrealized appreciation	$30,707,733
	Futures Contracts	Currency	Futures unrealized appreciation	536,614
	Futures Contracts	Equity	Futures unrealized appreciation	33,457,811
	Futures Contracts	Interest Rate	Futures unrealized appreciation	54,536,371
			Totals	$119,238,529

	Futures Contracts	Commodity	Futures unrealized depreciation	$(2,709,121)
	Futures Contracts	Currency	Futures unrealized depreciation	(80,704)
	Futures Contracts	Equity	Futures unrealized depreciation	(469,292)
	Futures Contracts	Interest Rate	Futures unrealized depreciation	(9,783)
			Totals	$(3,268,900)

	Foreign Forward Currency Contract	Currency	Unrealized appreciation on
			forward currency exchange contracts	$86,516,399
	Foreign Forward Currency Contract	Currency	Unrealized depreciation on
			forward currency exchange contracts	(89,114,041)
			Totals	$(2,597,642)
Buffered Shield
	Call options purchased	Equity	Investments in securities, at value	$1,985,963
	Put options purchased	Equity	Investments in securities, at value	7,852,707
	Call options written	Equity	Options written, at value	(786,867)
	Put options written	Equity	Options written, at value	(10,859,709)
			Totals	$(1,807,906)

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2022, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Dynamic Commodity
	Futures	Commodity	Net realized gain on futures	$5,305,041
	Futures	Commodity	Net change in unrealized depreciation on futures	(1,969,115)
			Totals	$3,335,926
Warrington
	Options purchased	Equity	Net realized loss from options purchased	$(13,273,766)
	Options written	Equity	Net realized gain from options written	21,528,681
	Futures	Equity	Net realized gain from futures	2,079,930
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	247,225
	Options written	Equity	Net change in unrealized depreciation on options written	(275,550)
			Totals	$10,306,520
Systematic Alpha
	Futures	Equity	Net realized gain from futures	$228,121
	Swap Contracts	Commodity	Net realized gain from swaps	282,801
	Swap Contracts	Commodity	Net change in unrealized depreciation on swaps	(568,163)
			Totals	$(57,241)

Income and Multi Strategy
	Futures	Equity	Net realized loss from futures	$(6,325)
		Commodity	Net realized loss from futures	(222,824)
		Currency	Net realized gain from futures	16,743
		Interest Rate	Net realized gain from futures	278,443
	Futures	Equity	Net change in unrealized appreciation on futures	7,640
		Commodity	Net change in unrealized appreciation on futures	62,433
		Currency	Net change in unrealized depreciation on futures	(2,594)
		Interest Rate	Net change in unrealized depreciation on futures	(890)
			Totals	$132,626
Nasdaq-100
	Options purchased	Equity	Net realized loss from options purchased	$(923,872)
	Options written	Equity	Net realized gain from options written	451,070
	Futures	Equity	Net realized gain from futures	225,693
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	23,035
	Options written	Equity	Net change in unrealized appreciation on options written	3,891
	Futures	Equity	Net change in unrealized appreciation on futures	82,006
			Totals	$(138,177)
Millburn Hedge Strategy
	Futures	Commodity	Net realized gain from futures	$235,567,997
		Equity	Net realized gain on futures	160,551,478
		Currency	Net realized gain from futures	12,885,511
		Interest Rate	Net realized loss from futures	(113,387,828)
	Forward Contracts	Currency	Net realized loss on foreign currency transactions	(30,312,200)
	Futures	Commodity	Net change in unrealized appreciation on futures	27,015,610
		Equity	Net change in unrealized appreciation on futures	28,828,973
		Interest Rate	Net change in unrealized appreciation on futures	30,119,776
		Currency	Net change in unrealized appreciation on futures	455,910
	Forward Contracts	Currency	Net change in unrealized appreciation on foreign currency translations	72,572,994
			Totals	$424,298,221
Buffered Shield
	Options purchased	Equity	Net realized loss from options purchased	$(2,070,606)
	Options written	Equity	Net realized gain from options written	5,356,372
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(2,582,044)
	Options written	Equity	Net change in unrealized depreciation on options written	(4,440,561)
			Totals	$(3,736,839)

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

The notional value of derivative instruments outstanding as of June 30, 2022, as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2022:

						Gross Amounts Not Offset in the
						Statement of Assets & Liabilities
							Cash
		Gross Amounts of		Derivatives available for		Financial	Collateral
Dynamic Commodity	Counterparty	Recognized Assets		Offset	Net Amounts of Assets	Instruments Pledged	Pledged (2)	Net Amount
Description of Asset:
Futures Contracts	Goldman Sachs	$14,490		$(14,490)	$—	—	$—	$—
Total		$14,490		$(14,490)	$—	—	$—	$—

							Cash
		Gross Amounts of		Derivatives available for		Financial	Collateral
	Counterparty	Recognized Liabilities		Offset	Net Amounts of Liabilities	Instruments Pledged	Pledged (2)	Net Amount
Description of Liability:
Futures Contracts	Goldman Sachs	$(1,759,490)		$14,490	$(1,745,000)	—	$—	$(1,745,000)
Total		$(1,759,490)		$14,490	$(1,745,000)	—	$—	$(1,745,000)

							Cash
		Gross Amounts of		Derivatives available for		Financial	Collateral
Warrington	Counterparty	Recognized Assets		Offset	Net Amounts of Assets	Instruments Pledged	pledged (2)	Net Amount
Description of Asset:
Options Purchased Contracts	ADM	$167,500		$(101,250)	$66,250	$—	$—	$66,250
Options Purchased Contracts	StoneX	120,600		(72,900)	47,700	—	—	47,700
Total		$288,100		$(174,150)	$113,950	$—	$—	$113,950

							Cash
		Gross Amounts of		Derivatives available for		Financial	Collateral
Description of Liability:	Counterparty	Recognized Liabilities		Offset	Net Amounts of Liabilities	Instruments Pledged	Pledged (2)	Net Amount
Options Written Contracts	ADM	$(101,250)		$101,250	$—	$—	$—	$—
Options Written Contracts	StoneX	(72,900)		72,900	—	—	—	—
Total		$(174,150)		$174,150	$—	$—	$—	$—

Systematic Alpha
							Cash
		Gross Amounts of		Derivatives available for		Financial	Collateral
Description of Liability:	Counterparty	Recognized Liabilities		Offset	Net Amounts of Liabilities	Instruments Pledged	Pledged (2)	Net Amount
Total Return Swap	BNP Paribas	$(233,694	) (1)	$—	$(233,694)	$—	$—	$(233,694)
Total		$(233,694)		$—	$(233,694)	$—	$—	$(233,694)

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
Income and Multi-Strategy
					Financial
		Gross Amounts of	Derivatives available		Instruments	Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Pledged	Pledged (2)	Net Amount
Futures Contracts	RJ O’Brien	$89,401	$(12,343)	$77,058	$—	$—	$77,058
Total		$89,401	$(12,343)	$77,058	$—	$—	$77,058

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Futures Contracts	RJ O’Brien	$(12,343)	$12,343	$—	$—	$—	$—
Total		$(12,343)	$12,343	$—	$—	$—	$—

Nasdaq-100

		Gross Amounts of	Derivatives available		Financial	Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Instruments	Received	Net Amount
Futures Contracts	Wedbush	$40,920	$(2,653)	$38,267	$—	$—	$38,267
Future Options	Wedbush	647,320	(119,400)	527,920	—	—	527,920
Total		$688,240	$(122,053)	$566,187	$—	$—	$566,187

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Futures Contracts	Wedbush	$(2,653)	$2,653	$—	$—	$—	$—
Future Options	Wedbush	(119,400)	119,400	—	—	—	—
Total		$(122,053)	$122,053	$—	$—	$—	—

Millburn Hedge Strategy
					Financial
		Gross Amounts of	Derivatives available		Instruments	Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Pledged	Received	Net Amount
Futures Contracts	Bank of America Merrill Lynch	$31,636,676	$(1,426,318)	$30,210,358	$—	$—	$30,210,358
Futures Contracts	Deutsche Bank	42,994,838	(397,211)	42,597,627	—	—	42,597,627
Futures Contracts	Goldman Sachs	44,607,015	(1,445,371)	43,161,644	—	—	43,161,644
Forward Contracts	Bank of America Merrill Lynch	62,295,706	(62,295,706)	—	—	—	—
Forward Contracts	Deutsche Bank	24,220,693	(15,985,194)	8,235,499	—	—	8,235,499
Total		$205,754,928	$(81,549,800)	$124,205,128	$—	$—	$124,205,128

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Futures Contracts	Bank of America Merrill Lynch	$(1,426,318)	$1,426,318	$—	$—	$—	$—
Futures Contracts	Deutsche Bank	(397,211)	397,211	—	—	—	—
Futures Contracts	Goldman Sachs	(1,445,371)	1,445,371	—	—	—	—
Forward Contracts	Bank of America Merrill Lynch	(73,128,847)	62,295,706	(10,833,141)	—	—	(10,833,141)
Forward Contracts	Deutsche Bank	(15,985,194)	15,985,194	—	—	—	—
Total		$(92,382,941)	$81,549,800	$(10,833,141)	$—	$—	$(10,833,141)

Buffered Shield
		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Asset:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Options Purchased Contracts	StoneX	$9,738,670	$(9,738,670)	$—	$—	$—	$—
Total		$9,738,670	$(9,738,670)	$—	$—	$—	$—

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged (2)	Net Amount
Options Written Contracts	StoneX	$(11,646,576)	$9,738,670	$(1,907,906)	$1,907,906	$—	$—
Total		$(11,646,576)	$9,738,670	$(1,907,906)	$1,907,906	$—	$—

(1)	Value as presented in the Schedule of Investments.

(2)	Excess collateral is not shown on this table.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

b)       Deposits with Broker for futures and options

Fund	Broker	Deposit with Broker
Dynamic Commodity	Goldman Sachs	$3,128,118
Warrington	ADM	16,310,545
	ED&F Man	19,996
	StoneX	12,386,782
	Rosenthal Collins Group	880
	Wedbush	163
Systematic Alpha	Interactive Brokers	521,615
Income and Multi Strategy	RJ O’Brien	420,644
Nasdaq-100	Wedbush	774,549
Millburn Hedge Strategy	Bank of America Merrill Lynch	46,891,147
	Deutsche Bank	26,375,416
	Goldman Sachs	71,370,150

c)       Investment Companies – Income and Multi-Strategy, Nasdaq-100, Millburn Hedge Strategy and Buffered Shield concentrate their investments in exchange traded funds (“ETFs”) and, therefore, are more susceptible to ETF risk. Some Funds may invest in other investment companies, including closed-end funds and ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the manager and/or sub-advisor expect the principal investments risks of such underlying funds will be similar to the risks of investing in the Funds.

d)       Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2022, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2022, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2019-2021 for the Funds) or expected to be taken in 2022 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)       Security Transactions and Investment Income - Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

f)       Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

g)       Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Dynamic Commodity	Annually	Annually
Warrington	Annually	Annually
Systematic Alpha	Annually	Annually
Income and Multi-Strategy	Monthly	Annually
Nasdaq-100	Annually	Annually
Millburn Hedge Strategy	Annually	Annually
Buffered Shield	Annually	Annually

h)       Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

i)       Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

j)       Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A shares for certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2022, there were CDSC fees of $8,550 paid by shareholders of Millburn Hedge Strategy. There were no CDSC fees paid by the shareholders of Dynamic Commodity, Warrington, Systematic Alpha, Income and Multi-Strategy, Nasdaq-100, and Buffered Shield.

k)       Forward Exchange Contracts - Millburn Hedge Strategy has entered into a foreign exchange contract agreement with Bank of America Merrill Lynch and Deutsche Bank as a part of its investment strategy. When executing forward contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of the underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate the portion of the results of operations

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, forward exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in exchange rates.

l)       Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

m)       Distributions from REITS — Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2022, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales Proceeds
	(excluding U.S.	(excluding U.S.	Purchases of	Sales Proceeds of
	Government	Government	U.S. Government	U.S. Government
Fund	Securities)	Securities)	Securities	Securities
Dynamic Commodity	$17,116,890	$9,244,294	$—	$—
Warrington	—	7,379,579	—	—
Systematic Alpha	12,556,197	12,235,078	—	—
Income and Multi Strategy	2,934,416	1,503,726	—	—
Nasdaq-100	8,848,576	6,295,038	—	—
Millburn Hedge Strategy	877,013,377	139,917,661	1,981,834,898	1,472,423,984
Buffered Shield	70,306,789	66,707,442	—	—

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of its Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager except the Dynamic Commodity and Millburn Hedge Strategy Funds, the Funds pay the sub-advisor on behalf of the Advisor.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the limitation shown in the table below, and is based on the Funds’ average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fess or reimbursed expenses provided that said reimbursement does not cause the Fund’s expenses to exceed the limitation in effect at the time of the waiver and at the time of the reimbursement. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

For the year ended June 30, 2022, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

						Management
						Fees Waived/
	Management	Expense Limitation				Expenses
Fund	Agreement	Cl A	Cl C	CL I	Expires	Reimbursed
Dynamic Commodity	1.75%	2.24%	2.99%	1.99%	10/31/2022	$174,001
Warrington*	1.75%	2.24%	2.99%	1.99%	10/31/2022	44,482
Systematic Alpha	1.50%	2.02%	2.77%	1.77%	10/31/2022	134,001
Income and Multi Strategy **	1.75%	2.24%	2.99%	1.99%	10/31/2022	113,448
Nasdaq-100	1.25%	1.74%	2.49%	1.49%	10/31/2022	123,326
Millburn Hedge Strategy	1.75%	N/A	N/A	N/A	N/A	—
Buffered Shield	1.25%	1.48%	2.23%	1.23%	10/31/2022	304,113

*	Prior to November 1, 2021 the Fund did not have an expense limitation.

**	Prior to November 1, 2021, the expense limitation for Class A, C and I were 2.27%, 3.02%, and 2.02%, respectively.

	Recapture Expires
	June 30,
Fund	2023	2024	2025
Dynamic Commodity	$92,999	$127,495	$174,001
Warrington	—	—	44,482
Systematic Alpha	95,528	107,610	134,001
Income and Multi Strategy	112,040	113,505	113,448
Nasdaq-100	137,883	131,835	123,326
Millburn Hedge Strategy	—	—	—
Buffered Shield	209,222	244,502	304,113

A Trustee is also the controlling member of MFund Services, LLC (“MFund”) and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust, the Chairman of the Trust’s Audit Committee and the Chairman of the Risk and Compliance Committee receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C and C-1 shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C and C-1 shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C and C-1 shares. Catalyst Mutual Funds Distributors, LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutual Funds Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund, an affiliate of the Manager, MFund provides the Funds with various management and legal administrative services (“Management Services Agreement”). For these services, the Funds pay

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

MFund as of the last day of each month an annualized asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Prior to April 1, 2022 the Funds also paid an annual base fee. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Management service fees.”

Pursuant to the Compliance Services Agreement, MFund an affiliate of the Manager provides chief compliance officer services to the Funds. For these services, the Funds pay MFund as of the last day of each month an annualized base fee plus an annualized asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) - an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of UFS, are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

For the year ended June 30, 2022 the 12b-1 expenses incurred by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C	Class C-1
Dynamic Commodity	$7,147	$13,448	N/A
Warrington	44,873	168,385	N/A
Systematic Alpha	742	1,700	N/A
Income and Multi Strategy	212	2,608	N/A
Nasdaq-100	3,528	16,931	N/A
Millburn Hedge Strategy	761,204	3,221,843	$25,737
Buffered Shield	61,998	48,663	N/A

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Dynamic Commodity	$22,125,161	$88,777	$(2,059,811)	$(1,971,034)
Warrington	94,494,310	—	—	—
Systematic Alpha	4,526,050	—	(233,694)	(233,694)
Income and Multi Strategy	4,631,104	116,603	(590,180)	(473,577)
Nasdaq-100	20,049,665	198,400	(2,448,192)	(2,249,792)
Millburn Hedge Strategy	2,996,976,179	278,242,050	(29,917,607)	248,324,443
Buffered Shield	78,993,641	5,826,365	(11,305,929)	(5,479,564)

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2022 and June 30, 2021 was as follows:

For year ended	Ordinary	Long-Term	Return of
6/30/2022	Income	Capital Gains	Capital	Total
Dynamic Commodity	$—	$—	$—	$—
Warrington	—	—	—	—
Systematic Alpha	263,151	—	—	263,151
Income and Multi Strategy	201,688	—	—	201,688
Nasdaq-100	—	49,228	—	49,228
Millburn Hedge Strategy	—	—	—	—
Buffered Shield	14,399,757	56,665	—	14,456,422

For year ended	Ordinary	Long-Term	Return of
6/30/2021	Income	Capital Gains	Capital	Total
Dynamic Commodity	$—	$—	$—	$—
Warrington	—	—	—	—
Systematic Alpha	545,501	—	—	545,501
Income and Multi Strategy	64,331	—	—	64,331
Nasdaq-100	39,770	768	51,913	92,451
Millburn Hedge Strategy	107,327,453	—	326,198	107,653,651
Buffered Shield	1,134,465	123,927	—	1,258,392

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Dynamic Commodity	$3,375,966	$—	$—	$—	$—	$(1,971,052)	$1,404,914
Warrington	1,434,561	—	—	(1,003,221,342)	—	—	(1,001,786,781)
Systematic Alpha	213,992	—	—	(222,946)	—	(233,694)	(242,648)
Income and Multi Strategy	196,358	—	—	(174,873)	—	(474,996)	(453,511)
Nasdaq-100	236,139	81,645	—	—	—	(2,249,792)	(1,932,008)
Millburn Hedge Strategy	75,040,567	—	—	(103,659,723)	—	245,753,202	217,134,046
Buffered Shield	5,920	—	(4,275,799)	—	(5,816,217)	(5,479,564)	(15,565,660)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on non-equity options, future contracts and forward foreign currency contracts and tax adjustments for partnerships. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses). In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Dynamic Commodity	$—
Warrington	—
Systematic Alpha	—
Income and Multi Strategy	—
Nasdaq-100	—
Millburn Hedge Strategy	—
Buffered Shield	85,083

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Dynamic Commodity	$—
Warrington	—
Systematic Alpha	—
Income and Multi Strategy	—
Nasdaq-100	—
Millburn Hedge Strategy	—
Buffered Shield	4,190,716

At June 30, 2022, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as well as capital loss carryforwards utilized as follows:

	Short-Term	Long-Term
	Non-Expiring	Non-Expiring	Total	CLCF Utilized
Dynamic Commodity	$—	$—	$—	$258,736
Warrington	398,117,816	605,103,526	1,003,221,342	7,495,112
Systematic Alpha	222,946	—	222,946	—
Income and Multi Strategy	174,873	—	174,873	35,705
Nasdaq-100	—	—	—	315,573
Millburn Hedge Strategy	82,805,400	20,854,323	103,659,723	272,511,225
Buffered Shield	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of accumulated losses from the Funds’ wholly owned subsidiaries, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2022 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficit)
Dynamic Commodity	$—	$—
Warrington	—	—
Systematic Alpha	—	—
Income and Multi Strategy	(20,739)	20,739
Nasdaq-100	—	—
Millburn Hedge Strategy	—	—
Buffered Shield	—	—

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

(6)	LINE OF CREDIT

Currently, the Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2022, Warrington, Systematic Alpha, Income and Multi-Strategy, Nasdaq-100 and Millburn Hedged Strategy did not access the line of credit. The Funds accessed the line of credit, based only on the days borrowed, as follows:

Average Amount
	Borrowings	Number of Days	Interest	Average
	Outstanding	Outstanding	Expense (1)	Interest Rate
Dynamic Commodity	$656,059	$2	$118	3.25%
Warrington	—	—	—	—
Systematic Alpha	—	—	—	—
Income and Multi Strategy	—	—	—	—
Nasdaq-100	—	—	—	—
Millburn Hedge Strategy	—	—	—	—
Buffered Shield	1,125,797	15	1,953	4.16%

(1)	Includes only Interest Expense for the year ended June 30, 2022 and may not tie back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

(7)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of Warrington will be directly affected by the performance of the First American Government Obligations Portfolio - Class U. The financial statements of the First American Government Obligations Portfolio – Class U, including the Schedule of Investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2022, the percentage of Warrington’s net assets invested in First American Government Obligations Portfolio - Class U were 75.7%.

The performance of Systematic Alpha will be directly affected by the performance of the First American Government Obligations Portfolio – Class U. The financial statements of the First American Government Obligations Portfolio – Class U, including the Schedule of Investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2022, the percentage of Systematic Alpha’s net assets invested in First American Government Obligations Portfolio - Class U were 54.2%.

The performance of Buffered Shield will be directly affected by the performance of the iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF, PGIM Ultra Short Bond ETF and Vanguard Short-Term Corporate Bond ETF. The financial statements of the iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF, PGIM Ultra Short Bond ETF and Vanguard Short-Term Corporate Bond ETF, including the Schedule of Investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2022, the percentage of Buffered Shield’s net assets invested in iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF, PGIM Ultra Short Bond ETF and Vanguard Short-Term Corporate Bond ETF were 33.4%, 38.0% and 26.5%, respectively.

(8)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with US Bank NA. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2022:

			Percentage of Total
Fund	Market Value of Loaned Securities	Market Value of Collateral (1)	Investment Income
Nasdaq-100 *	$4,113,961	$4,246,105	4.95%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

(9)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Dynamic		Systematic		Buffered
Owner	Commodity	Warrington	Alpha	Nasdaq-100	Shield
TD Ameritrade (1)	—	—	—	51%	45%
NFS LLC (1)	—	26%	—	—	—
Charles Schwab	—	—	27%	—	—
Pershing LLC (1)	—	—	25%	—	—
LPL Financial	40%	27%	—	—	—

(1)	These owners are comprised of multiple investors and accounts.

(10)	INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by CCA, AlphaCentric Advisors, LLC or Rational Advisors, Inc or where the Fund has ownership of at least 5% of the underlying positions. Companies which are affiliates of the Funds’ at June 30, 2022, are noted in the Funds’ Schedules of Investments. Transactions during the year ended June 30, 2022, with companies which are affiliates are as follows:

	Value				Dividend	Change in
	Beginning		Sales	Realized	Interest	Unrealized
Fund Affiliated Holding	of Year	Purchases	Proceeds	Gain/(Loss)	Income	Gain/(Loss)	Fair Value
Warrington
Prime Meridian Income QP Fund, LP *	$6,675,064	$—	$(7,379,579)	$2,074,031	$—	$(1,369,516)	$—
	$6,675,064	$—	$(7,379,579)	$2,074,031	$—	$(1,369,516)	$—

*	No shares are issued.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

		Share Balance			Share Balance	Market Value		Dividend	Change in
		Beginning			June 30,	Beginning	Realized	Interest	Unrealized
Fund	Affiliated Holding	of Year	Purchases	Sales	2022	of Year	Gain/Loss	Income	Gain/(Loss)	Fair Value
Income and Multi Strategy
	AlphaCentric Income Opportunities Fund, Cl. I	13,607	4,895	(18,502)	—	$158,792	$7,532	$4,913	$(27,228)	$—
	Catalyst Enhanced Income Strategy Fund, Cl. I	13,929	12,217	(1,703)	24,443	156,139	1,234	10,510	(16,364)	252,493
	Rational Special Situations Income Fund, Inst Class	7,961	7,587	(1,657)	13,891	157,311	1,644	8,072	(14,235)	254,481
		35,497	24,699	(21,862)	38,334	$472,242	$10,410	$23,495	$(57,827)	$506,974

(11)	LITIGATION

On August 2, 2017, plaintiff Kalvin Chum filed a derivative action in the Court of Common Pleas, Franklin County, Ohio Civil Division, against CCA, the Trustees, the Distributor and Gemini Fund Services, LLC (“GFS”), as well as the Trust as a nominal defendant. The plaintiff alleges that the prospectus, shareholder reports and other marketing materials for the Catalyst Hedged Futures Strategy Fund contained false and misleading statements as to, and descriptions of, the nature and extent of the risks related to the Fund’s strategy and performance history. The plaintiff claims that this resulted in shareholders not being able to fully appreciate the risks of an investment in the Fund. The plaintiff further alleges that CCA failed to properly manage the risk of the Fund’s portfolio and that the Trustees failed to meet their fiduciary obligations to the Fund and its shareholders. The complaint seeks (i) declaration of a derivative action; (ii) unspecified relief for awards of damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) return of all management and advisory fees, and other expenses paid by the Fund during the period covered by the complaint. Claims against the Distributor and GFS were voluntarily dismissed without prejudice on October 12, 2017. On October 16, 2017, the remaining defendants filed a motion to dismiss the complaint in its entirety. That motion has been fully briefed and is sub judice. Defendants believe the claims are without merit and intend to vigorously defend their interests.

On January 27, 2020, CCA and its chief executive officer (collectively, “Catalyst”) reached a settlement with the SEC to resolve allegations in connection with its investigation of risk disclosures related to Catalyst Hedged Futures Strategy Fund (the “Fund”) and Catalyst’s management of the Fund.

Under the terms of the SEC’s cease-and-desist order (“SEC Order”), pursuant to which Catalyst neither admitted nor denied any of the allegations contained therein, CCA agreed to pay a total of $8,908,481 as a rebate of advisory fees and prejudgment interest plus $1.3 million in civil monetary penalties, and its chief executive officer agreed to pay $300,000 in civil monetary penalties.

Pursuant to the terms of the SEC Order, an account was established for the pro-rata distribution of the $10,508,481 in disgorgement of advisory fees, prejudgment interest and civil monetary penalties to the Fund’s shareholders between December 1, 2016 and February 28, 2017 based on each shareholder’s pro rata advisory fees paid during the period. The calculation of these disbursements and the amount paid to each affected shareholder will be submitted to, reviewed and approved by the SEC staff in accordance with the SEC Order. The foregoing is a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available at https://www.sec.gov/litigation/admin/2020/ia-5436.pdf.

Accordingly, CCA Deposited $10,508,481 in an escrow account in the Fund’s name to be distributed to the affected shareholders. As of June 30, 2022, the remaining pro-rata distribution of $2,234,241 is shown in the Fund’s Statement of Assets and Liabilities as an offsetting Asset and Liability. The amount is held in cash in a segregated account and the CCA does not use this balance for trading activities, nor receives additional management fees.

(12)	NEW REGULATORY UPDATES

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. It is not currently clear what impact if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect each Fund’s performance and increase cost related to Funds’ use of derivatives.

CATALYST FUNDS
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2022	ANNUAL REPORT

(13)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Effective July 8, 2022, Teza Capital Management LLC no longer serves as the sub-advisor of the Systematic Alpha.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Systematic Alpha Fund, Catalyst Income and Multi-Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund, Catalyst/Millburn Hedge Strategy Fund, and Catalyst Buffered Shield Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated (where noted) statements of assets and liabilities of Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Systematic Alpha Fund, Catalyst Income and Multi-Strategy Fund (formerly Catalyst Multi-Strategy Fund), Catalyst Nasdaq- 100 Hedged Equity Fund (formerly EAVOL Nasdaq-100 Volatility Overlay Fund), Catalyst/Millburn Hedge Strategy Fund, and Catalyst Buffered Shield Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the consolidated (where noted) schedules of investments, as of June 30, 2022, and the related consolidated (where noted) statements of operations for the year then ended, the consolidated (where noted) statements of changes in net assets and the consolidated (where noted) financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets and Financial Highlights Presented
Catalyst/Millburn Dynamic Commodity Strategy Fund	The consolidated statements of changes in net assets for each of the years in the two-year period ended June 30, 2022 and the consolidated financial highlights for each of the years in the five-year period ended June 30, 2022
Catalyst/Warrington Strategic Program Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2022 and the financial highlights for each of the years in the five-year period ended June 30, 2022
Catalyst Systematic Alpha Fund	The consolidated statements of changes in net assets for each of the years in the two-year period ended June 30, 2022 and the consolidated financial highlights for each of the years in the five-year period ended June 30, 2022
Catalyst Income and Multi-Strategy Fund	The consolidated statements of changes in net assets for each of the years in the two-year period ended June 30, 2022 and the consolidated financial highlights for each of the years in the five-year period ended June 30, 2022

Catalyst Nasdaq-100 Hedged Equity Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2022 and the financial highlights for each of the years in the five-year period ended June 30, 2022
Catalyst/Millburn Hedge Strategy Fund	Class A, C, I: the consolidated statements of changes in net assets for each of the years in the two-year period ended June 30, 2022 and the consolidated financial highlights for each of the years in the five-year period ended June 30, 2022
For Class C-1: the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended June 30, 2022 and the period from October 30, 2020 (commencement of operations) through June 30, 2021
Catalyst Buffered Shield Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2022
For Class A and Class I: the financial highlights for each of the years in the four-year period ended June 30, 2022, the period from December 1, 2017 through June 30, 2018, and the year ended November 30, 2017
For Class C: the financial highlights for each of the years in the four- year period ended June 30, 2022, the period from December 1, 2017 through June 30, 2018, and the period from September 5, 2017 (commencement of operations) through November 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2022

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

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Consideration and Renewal of the Management Agreement between Catalyst Capital Advisors, LLC and (the “Catalyst Agreement”) with respect to Catalyst Systematic Alpha Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Buffered Shield Fund, Catalyst Income and Multi-Strategy Fund, Catalyst/Millburn Dynamic Commodity Strategy Fund, Catalyst/Millburn Hedge Strategy Fund, Catalyst Nasdaq-100 Hedged Equity Fund, Catalyst Insider Buying Fund, Catalyst Energy Infrastructure Fund, Catalyst Pivotal Growth Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Interest Rate Opportunity Fund, Catalyst/CIFC Floating Rate Income Fund, and Catalyst Enhanced Income Strategy Fund.

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Catalyst Agreement”) between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”),Catalyst Buffered Shield Fund (“Catalyst BS”), Catalyst Income and Multi-Strategy Fund (“Catalyst IMS”), Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”). Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”), Catalyst Nasdaq-100 Hedged Equity Fund (“Catalyst HE”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Energy Infrastructure Fund (“Catalyst Energy”), Catalyst Pivotal Growth Fund (“Catalyst PG”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst Interest Rate Opportunity Fund (“Catalyst IRO”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”) and Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”) (collectively, the “Catalyst Renewal Funds”)

The Board examined Catalyst’s responses to a series of questions regarding, among other things, its management services provided to the Catalyst Renewal Funds, comparative fee and expense information, and profitability from managing the Catalyst Renewal Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Catalyst Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Catalyst Agreement.

Nature, Extent and Quality of Services. The Board reviewed Catalyst’s key personnel servicing the Catalyst Renewal Funds and noted the collective breadth of their expertise and years of experience. A Catalyst representative described the addition of or pending changes to sub-advisors to several Catalyst Renewal Funds and discussed Catalyst’s due diligence and ongoing oversight of all sub-advisors. The Board acknowledged that Catalyst monitored the Catalyst Renewal Funds’ administration and fund accounting and coordinated regulatory compliance. The Board observed that Catalyst’s investment committee monitored the Catalyst Renewal Funds’ performance in accordance with their respective investment policies and reviewed such performance against market conditions and relevant benchmarks. The Board noted that Catalyst monitored and proactively addressed any issues with performance or the investment

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strategies of the Catalyst Renewal Funds, reviewed potential changes to investment strategies and implemented any recommended adjustments to the investment policies of the Catalyst Renewal Funds. The Board noted that Catalyst had taken significant steps to enhance its cybersecurity protocols and resiliency and had contracted with a third-party cybersecurity and compliance specialty firm to manage cybersecurity risks. The Board discussed that Catalyst implemented enhanced training programs which integrated simulations into the process and was without any material data security incidents since the Catalyst Agreement’s last renewal. The Board observed that each Catalyst Renewal Fund, except Millburn HS, had an expense limitation agreement that Catalyst intended to renew at its current level. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of February 28, 2022 along with information that Catalyst provided in connection with renewing the Catalyst Agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its Morningstar category and a peer group selected by Catalyst.

Catalyst SA—The Board observed that Catalyst SA had significantly outperformed its peer group and Morningstar category across all periods and had outperformed the BNPP Catalyst Systematic over the 1-year, 3-year and 5-year periods. The Board remarked that Catalyst SA had underperformed the S&P 500 TR Index but noted Catalyst’s explanation that Catalyst SA was not designed to outperform the S&P 500 TR Index during bull markets.

Warrington SP—The Board recalled that Warrington SP’s sub-advisor began managing Warrington SP in January 2020 and noted that Warrington SP outperformed its peer group and Morningstar category for the 1-year period although it underperformed the S&P 500 TR Index over the same period. The Board noted Catalyst’s explanation that Warrington SP was not expected to outperform the S&P 500 TR Index during bull markets.

Catalyst BS—The Board observed that Catalyst BS trailed its peer group over the 1- and 3-year period but outperformed the peer group over the 5-year and since inception periods. The Board noted that Catalyst BS outperformed its Morningstar category and HFRX Equity Hedge Index over all periods except the 1-year period but lagged the S&P 500 TR Index across all periods. The Board considered that Catalyst attributed the recent underperformance to Catalyst BS’s investment in short-term investment grade bonds which had come under stress during the past three months.

Catalyst IMS—The Board discussed that Catalyst IMS’s investment objective and investment strategy was changed in November 2021 to allow Catalyst IMS to invest in a fixed income portfolio with a managed futures overlay. The Board noted that, as a result of Catalyst IMS’s exposure to fixed income instruments, Catalyst IMS underperformed all benchmarks over the 1-year and 3-year periods except for the BofA US 3-Month Treasury Bill TR Index over the 3 -year period. The Board remarked that Catalyst IMS’s fixed income investments performed similarly to its fixed income benchmarks.

Millburn DCS—The Board recalled that Millburn DCS’s sub-advisor began managing Millburn DCS in June 2021 commensurate with a new investment strategy and investment objective. The Board observed that Millburn DCS had strong double-digit performance for the 1-year period that outperformed its peer group

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and the Systematic Trend Morningstar category over the same period and had outperformed the Bloomberg Commodity Index for the six-month and year-to-date periods. A Catalyst representative remarked that Millburn DCS was a top performer among commodity funds.

Millburn HS—The Board observed that Millburn HS outperformed its peer group, the Macro Trading Morningstar category, the Multistrategy Morningstar category, the Systematic Trend Morningstar category and the BofA US 3-Month Treasury Bill TR Index across all periods. The Board commented that Millburn HS outperformed the Credit Suisse MF Hedge Fund Index over the 5-year and 10-year periods but underperformed the S&P 500 TR Index across all periods. The Board noted that Millburn HS was not expected to outperform the S&P 500 TR Index during extreme bull markets due to its sub-100% equity allocation.

Catalyst HE—The Board reviewed that Catalyst HE’s sub-advisor began managing Catalyst HE pursuant to its new investment strategy in October 2020. The Board noted that Catalyst HE had underperformed all benchmarks for the 1-year period. The Board considered that the underperformance was attributed to Catalyst HE’s volatility overlay detracting from performance combined with the Nasdaq-100 Index’s underperformance relative to the S&P 500 TR Index.

Catalyst IB—The Board recalled it discussion with Catalyst IB’s portfolio managers and their explanation that market volatility and uncertainty since the beginning of the pandemic led to Catalyst’s underperformance of its peer group, Morningstar category and benchmark across all periods. The Board noted that Catalyst IB went defensive at the beginning of the pandemic and did not participate in the market rally following the March 2020 market drawdown. The Board observed that Catalyst IB was currently focused on high-growth innovative companies and that high growth stocks had gone out of favor. The Board noted that Catalyst IB performed in-line with its peers that were similarly focused on high growth innovative companies.

Catalyst Energy—The Board acknowledged that Catalyst Energy outperformed its peer group, Morningstar category and the Alerian MLP TR Index with strong positive returns over the 1-year period. The Board noted that Catalyst Energy had no material deviations from its benchmarks during any other time period when considering the general volatility in the asset class.

Catalyst PG—The Board observed that Catalyst PG’s sub-advisor began managing Catalyst PG in May 2021 and that Catalyst PG had underperformed all of its benchmarks over the 1-year period. The Board considered Catalyst’s explanation that Catalyst PG’s exposure to innovative growth companies led to its underperformance because high growth stocks had gone out of favor. The Board noted that Catalyst PG performed in-line or better with its peers that were similarly focused on innovative growth companies.

MAP Global Equity—The Board commented that MAP Global Equity outperformed its peer group, Morningstar category and the MSCI ACWI Index over the 1-year period and slightly trailed the MSCI ACWI Value Index over the same period. The Board noted that MAP Global Equity outperformed all benchmarks except for the MSCI ACWI Index over the 5-year and 10-year periods (performing in-line with its peer group for the 10-year period) and outperformed its Morningstar category and MSCI ACWI Value Index over the 3-year period. The Board discussed that underperformance to the MSCI ACWI Index over the 1-year period could be attributed to growth stocks being out of favor to value stocks, and vice-versa for the other periods.

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MAP Global Balanced—The Board observed that MAP Global Balanced outperformed all of its benchmarks over the 1-year period due its focus on value stocks which had come back into favor. The Board discussed that underperformance to benchmarks over other periods could be attributed to thematic trends of growth stocks outperforming value stocks in previous years.

Lyons TA—The Board recognized that Lyons TA had outperformed all benchmarks over the 3-year and since inception periods and had outperformed its peer group and Morningstar category over the 5-year period. The Board noted that Lyons TA underperformed the Morningstar category and the Lipper Flexible Portfolio Funds Index over the 1-year period but performed in-line with the peer group over the same period. The Board noted that Lyons TA’s underperformance was not material relative to the pertinent benchmark.

Catalyst DA—The Board noted that Catalyst DA outperformed its peer group and Morningstar category over the 1-year period and in line with the peer group since inception but underperformed all other benchmarks across all other periods. The Board discussed that Catalyst DA’s underperformance could be attributed to its exposure to high momentum stocks. The Board observed that Catalyst remained confident in the long-term potential of Catalyst DA and its models which had proven successful in other market environments.

Catalyst Insider—The Board commented that Catalyst Insider outperformed the Short-Term Bond Morningstar category and the Bloomberg US Govt/Credit 1-3 Year TR Index across all periods. The Board noted that Catalyst Insider underperformed its peer group over the 1-year and since inception periods, but in-line with the peer group over the 3-year and 5-year periods. The Board observed that Catalyst Insider underperformed the High Yield Bond category across all periods. The Board discussed that, although it had exposure to high yield bonds, Catalyst Insider was primarily invested in investment grade bonds and that high yield bonds were relatively insulated from the unfavorable interest rate environment.

SMH High Income—The Board noted that while SMH High Income underperformed all of its benchmarks over the 1-year and 10-year periods, it outperformed all benchmarks over the 3-year and 5-year periods. The Board observed that SMH High Income’s concentrated portfolio was often over-or underweight industry allocations relative to its benchmarks.

SMH Total Return—The Board recognized that SMH Total Return outperformed its peer group, Morningstar category and the BofA Merrill Lynch US Cash Pay High Yield Index for the 1-year, 3-year and 5-year periods, although it lagged the S&P 500 TR Index, and a blend of the S&P 500 TR Index and the BofA Merrill Lynch US Cash Pay High Yield Index, across all periods. The Board observed that Catalyst reported that income-generating equities generally trailed the S&P 500 TR Index which accounted for SMH Total Return’s underperformance of the S&P 500.

Catalyst IRO—The Board commented that Catalyst IRO outperformed its peer group over the 5-year period and outperformed the Bloomberg MBS TR Index over the 5-year and since inception periods but trailed all other benchmarks for all other periods. The Board observed that Catalyst believed Catalyst IRO’s performance to be within a reasonable range of its peer group at all times and that Catalyst was recommending a change in sub-advisor for reasons unrelated to Catalyst IRO’s performance.

CIFC Floating Rate—The Board acknowledged that CIFC Floating Rate outperformed all of its benchmarks across all periods.

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Catalyst EIS—The Board acknowledged that Catalyst EIS outperformed all of its benchmarks across all periods.

After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Fees and Expenses. The Board reviewed the management fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of the management fee to pay each sub-advisory fee compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub -advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate.

Catalyst SA—The Board noted that Catalyst SA’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each.

Warrington SP —The Board noted that Warrington SP’s management fee was tied with the high of its peer group and the Options Trading Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was the higher than the medians and averages of its peer group and the Morningstar category, but below the highs of each.

Catalyst BS—The Board noted that although Catalyst BS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, they were significantly lower than the highs of each.

Catalyst IMS—The Board recognized that Catalyst IMS’s management fee was higher than the medians and averages of its peer group and Morningstar categories, but lower than the highs of each, and significantly lower than the high of the Systematic Trend Morningstar category. The Board discussed that Catalyst IMS’s net expense ratio was the highest of its peer group but well below the highs of its Morningstar categories, and that acquired fund fees and expenses skewed the net expense ratio higher than funds that did not invest in other funds.

Millburn DCS—The Board discussed that the management fee for Millburn DCS was lower than the high of its peer group, the high of the Commodities Broad Basket Morningstar category, and well below the high of the Systematic Trend Morningstar category. The Board noted that the net expense ratio for Millburn DCS was lower than the highs of its peer group and Morningstar categories. The Board considered Catalyst’s explanation that Millburn DCS did not fit particularly well into any Morningstar category.

Millburn HS —The Board considered that Millburn HS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar categories, but well below the highs of each.

Catalyst HE—The Board recognized that Catalyst HE’s management fee and net expense ratio were below the highs of its peer group and the Options Trading Morningstar category, but were the highs of the Derivative Income Morningstar category. The Board noted that Catalyst considered the Options Trading Morningstar category to provide a more apt comparison since the Derivative Income Morningstar category historically consisted of equity funds that utilized covered call writing to supplement income whereas Catalyst HE was using a proprietary and dynamic volatility overlay strategy.

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Catalyst IB—The Board observed that Catalyst IB’s management fee and net expense ratios were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each.

Catalyst Energy—The Board reviewed Catalyst Energy’s management fee and noted that it was equal to the high of its peer group and Morningstar category. The Board discussed that Catalyst Energy’s net expense ratio was significantly below the high of its peer group and on par with the average of its Morningstar category. The Board considered the specialized nature of Catalyst Energy’s investment strategy.

Catalyst PG—The Board stated Catalyst PG’s management fee and net expense ratios were higher than the averages and medians of its peer group and Morningstar category, but well below the highs of each.

MAP Global Equity—The Board commented that MAP Global Equity’s management fee was tied with the high of its peer group and Morningstar category. The Board noted that MAP Global Equity’s net expense ratio was slightly higher than the average of its peer group and well below the high of its Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s management fee was the high of its peer group but well below the high of its Morningstar category. The Board discussed that MAP Global Balanced’s net expense ratio was in line with the average of its peer group significantly lower than the high of its Morningstar category.

Lyons TA —The Board discussed that the management fee for Lyons TA was higher than the averages and medians of its peer group and Morningstar category, but below the highs of each. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and on par with the average of its Morningstar category.

Catalyst DA—The Board observed that Catalyst DA’s management fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each.

Catalyst Insider—The Board discussed that Catalyst Insider’s management fee was on par with the average of its peer group and below the high of the Short-Term Bond and High Yield Bond Morningstar categories. The Board noted that Catalyst Insider’s net expense ratio was lower than the average of its peer group and on par with the average of the High-Yield Bond Morningstar category.

SMH High Income—The Board reviewed SMH High Income’s management fee and net expense ratio and noted that they were higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each.

SMH Total Return—The Board acknowledged that SMH Total Return’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that SMH Total Return’s net expense ratio was the high of its peer group and Morningstar category and considered Catalyst’s explanation that the high net expense ratio was due to acquired fund fees and expenses and other non-waivable expenses.

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Catalyst IRO—The Board acknowledged that Catalyst IRO’s management fee was higher than the medians and averages of its peer group and Morningstar category but below the highs of each. The Board remarked that Catalyst IRO’s net expense ratio was lower than the median and average of its peer group.

CIFC Floating Rate—The Board remarked that the management fee for CIFC Floating Rate was the highest of its peer group and high of its Morningstar category and that its net expense ratio, although higher than the averages and medians of its peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans, and the fee was comparable to high yield funds. The Board acknowledged that CIFC Floating Rate’s net management fee, after fee waiver, was within range of its peer group.

Catalyst EIS—The Board recognized that Catalyst EIS’s management fee was the highest of its peer group and tied with the high of the Multisector Bond Morningstar category but below the high of the Nontraditional Bond Morningstar category. The Board discussed that Catalyst EIS’s net expense ratio was below the median of its peer group and significantly below the highs of its Morningstar categories.

After further discussion, the Board concluded that the management fee for each Catalyst Renewal Fund was not unreasonable.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement received by Catalyst from certain of the Catalyst Renewal Funds for distribution expenses pursuant to the Trust’s Rule 12b-1 plans. The Board noted that Catalyst was managing Catalyst SA, Catalyst PG, Catalyst IMS, and Warrington SP at a loss and therefore concluded that excessive profitability with respect to those Funds was not an issue at this time.

The Board acknowledged that, for all of the other Catalyst Renewal Funds, profits were used to compensate the owner personnel of Catalyst that provided management services to certain Catalyst Renewal Funds. The Board recognized that Catalyst’s aggregate profits would be reduced if those payments were taken into account.

The Board discussed that Catalyst earned a marginal profit from its Catalyst Agreement with the Trust for Catalyst HE. The Board observed that Catalyst earned a reasonable profit from managing Catalyst IB, Catalyst Insider, Millburn HS, Millburn DCS, MAP Global Equity, MAP Global Balanced, SMH High Income, SMH Total Return, Catalyst DA, Lyons TA, Catalyst EIS, Catalyst BS, CIFC Floating Rate, Catalyst IRO and Catalyst Energy. The Board discussed that Catalyst’s profit margins for each of these Catalyst Renewal Funds were well-within the industry norms for strategies similar to the particular Catalyst Renewal Fund. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund was not excessive.

Economies of Scale. The Board noted that the Catalyst Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense limitation. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board acknowledged Catalyst’s increased costs from additional and heightened regulatory demands. The Board noted that no Catalyst Renewal Fund had reached such levels where profits were excessive and agreed to revisit the issue of breakpoints at the Catalyst Agreement’s next renewal.

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Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Catalyst Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Catalyst Agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
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Consideration and Approval of the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC, and Millburn Ridgefield Corporation with respect to the Catalyst/Millburn Dynamic Commodity Strategy Fund and Catalyst/Millburn Hedged Strategy Fund

In connection with a meeting held on December 7, 2021 the Board of Trustees (the “Board” ) of Mutual Fund Series Trust, (the “Trust”) including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, Catalyst Capital Advisors, LLC (“Catalyst”) and Millburn Ridgefield Corporation (“Millburn”) with respect to Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS “) and Catalyst/Millburn Hedged Strategy Fund (“Millburn HS”, collectively, the “Millburn Funds”).

The Board examined Millburn’s responses to a series of questions regarding, among other things, the sub-advisory services it would provide to Millburn DCS and Millburn HS, comparative fee and expense information, and expected profitability from sub- advising Millburn DCS and Millburn HS. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to approval of the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board recalled that Millburn’s key personnel servicing the Millburn Funds were highly skilled in the financial services industries. The Board commented that, under the advisor’s oversight, Millburn would be responsible for all research, technology and trade order entry for the Millburn Funds. It discussed that Millburn’s investment committee would manage each Millburn Fund’s trading methodology and implement its systematic models and trading systems. The Board observed that Millburn’s risk management process would include using a proprietary rules-based methodology to select each Millburn Fund’s investments. The Board remarked that Millburn would continue to monitor compliance with each Millburn Fund’s investment limitations in real time and post-trade to maintain the desired levels of margin and exposure. The Board noted that Millburn had reported no material compliance or litigation issues in the past three years. The Board concluded that Millburn had the experience and resources necessary to continue to provide quality services to each of the Millburn Funds.

Performance. The Board reviewed the performance of each Millburn Fund and noted that the same portfolio managers servicing the Millburn Funds would continue servicing the Millburn Funds under the new sub-advisory agreement. The Board agreed that, although not dispositive, the performance of each Millburn Fund indicated that Millburn could be expected to provide reasonable returns to each Millburn Fund.

Millburn DCS The Board remarked that although Millburn DCS lagged the Bloomberg Commodity Total Return Index, it had positive performance for the three-month period ended September 30, 2021. The Board noted that Millburn stated that the benchmark chosen by the

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advisor was not intended to be a proxy for Milburn DCS’s performance. The Board considered that Millburn provided a detailed analysis of how volatility in the commodities markets as a result of the ongoing spread of COVID-19 variants affected Millburn DCS’s performance. The Board acknowledged that Millburn had only been sub-advising Millburn DCS for a short period and determined that it should be afforded an opportunity to sub-advise Millburn DCS over a full market cycle.

Millburn HS The Board observed that Millburn HS was on- par with the HFRI Fund Weighted Composite Index for the 1-year period and had outperformed the index over the 10-year period, despite trailing the index over the 3-year and 5-year periods. The Board remarked that Millburn HS had positive performance across all periods.

Fees and Expenses. The Board discussed that Millburn’s proposed (and current) sub-advisory fee for each Millburn Fund was 50% of the net management fee (maximum of 0.875% annually). The Board considered the allocation of fees between Catalyst and Millburn relative to their respective duties and risks. The Board concluded that the sub-advisory fee to be charged with respect to each Milburn Fund was not unreasonable and the sub-advisory fee, in relation to the total management fee, was acceptable.

Profitability. The Board reviewed the profitability analysis provided by Millburn and concluded that excessive profitability was not likely to be an issue for Millburn with respect to either Millburn Fund during the initial two-year term of the proposed Sub-Advisory Agreement.

Millburn DCS The Board noted that Millburn anticipated a reasonable profit in connection with Millburn DCS for the initial two-year term of the Sub-Advisory Agreement.

Millburn HS The Board observed that had realized a reasonable profit in connection with Millburn HS and that Millburn’s total profits were used to compensate owner personnel of Millburn that provided sub-advisory services to Millburn HS.

Economies of Scale. The Board considered whether Millburn would realize economies of scale with respect to the sub-advisory services provided to either of the Millburn Funds during the initial term of the Sub-Advisory Agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expenses.

Conclusion. Having requested and received such information from Millburn as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable, and that approval of the Sub-Advisory Agreement was in the best interests of each Millburn Fund and its shareholders.

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Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Warrington Asset Management, LLC with respect to Catalyst/Warrington Strategic Program Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Warrington Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Warrington Asset Management, LLC (“Warrington”) with respect to Catalyst/Warrington Strategic Program Fund (“Warrington SP”).

The Board examined Warrington’s responses to a series of questions regarding, among other things, its sub-advisory services provided to Warrington SP, comparative fee and expense information, and profitability from sub-advising Warrington SP. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Warrington Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Warrington Agreement.

Nature, Extent and Quality of Services. The Board discussed that Warrington constructed portfolios after formulating a market opinion about the short-term direction of S&P 500 futures based on technical and fundamental analysis. The Board commented that once a position was established, Warrington utilized risk management protocols to establish a dynamic risk management plan that was adjusted by the portfolio managers as needed. The Board noted that Warrington used its proprietary models developed over 25 years of options trading to monitor risk on a real-time basis and to quickly mitigate any issues that arise. The Board discussed that the chief compliance officer reviewed transactions pre-trade to ensure they were consistent to Warrington SP’s investment objective and limitations and that he received post-trade notifications to confirm continued compliance with such objective and limitations. The Board observed that all Warrington employees completed cybersecurity training in the first quarter of 2022 and that Warrington obtained similar training certifications from its third-party service providers. The Board remarked that Warrington reported no compliance, litigation or cybersecurity issues since the Warrington Agreement was last renewed. The Board agreed that Warrington could be expected to continue providing quality services to Warrington SP.

Performance. The Board recalled that the Warrington began managing Warrington SP in January 2020 and noted that the Warrington SP outperformed its peer group and Morningstar category for the 1-year period although it underperformed the S&P 500 TR Index over the same period. The Board noted the advisor’s explanation that Warrington SP was not expected to outperform the S&P 500 TR Index during bull markets and concluded that performance was acceptable.

Fees and Expenses. The Board observed that Warrington’s sub-advisory fee was 50% of the advisor’s net management fee, or a maximum of 0.875% annually. It noted that Warrington’s sub-advisory fee, which was paid by the advisor, was equal to or lower than the fee it charged to other accounts. The Board discussed the expertise of the portfolio managers and the complexity of Warrington SP’s portfolio. The Board concluded that Warrington’s sub-advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Warrington, noting that Warrington was earning a reasonable profit from sub-advising Warrington SP. The Board concluded that excessive profitability was not an issue for Warrington at this time.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Economies of Scale. The Board considered whether Warrington had realized economies of scale with respect to the sub-advisory services it provided to Warrington SP. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board agreed that Warrington did not appear to have benefited from material economies of scale.

Conclusion. Having requested and received such information from Warrington as the Board believed to be reasonably necessary to evaluate the terms of the Warrington Agreement between Catalyst and Warrington, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Warrington Agreement was in the best interests of Warrington SP and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Consideration and Approval of Renewal of the Trading Advisory Agreement between Catalyst Capital Advisors, LLC and Caddo Capital Management, LLC, with respect to Catalyst Income and Multi-Strategy Fund.

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the trading advisory agreement (the “Trading Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Caddo Capital Management, LLC (“Caddo”) with respect to Catalyst Income and Multi-Strategy Fund (the (“Catalyst IMS”).

The Board examined Caddo’s responses to a series of questions regarding, among other things, its management services provided to Catalyst IMS, comparative fee and expense information, and profitability from serving as trading advisor to Catalyst IMS. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Trading Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Trading Advisory Agreement.

Nature, Extent and Quality of Services. The Board recognized that Caddo provided on- going, day-to-day trading management of Catalyst IMS’s managed futures strategy. The Board noted that pre-defined systems dictated Caddo’s execution and trading decisions and that Caddo continuously refined those systems as dictated by market research. The Board discussed that Caddo conducted real-time monitoring of all risks inherent to the trading strategy through extensive checklists for careful oversight of daily trading. The Board acknowledged that Caddo employed an automated order management system to pre-clear trades to ensure trade limitations were followed and that Caddo conducted routine back-testing to maintain confidence in its system. The Board considered that Caddo selected broker-dealers on the basis of best execution. The Board acknowledged that Caddo reported no material litigation or administrative actions in the past year and zero cybersecurity incidents to date. The Board concluded that the nature, extent and quality of services provided by Caddo were satisfactory and that Caddo had performed all duties required of it under the Trading Advisory Agreement.

Performance. The Board noted that the sleeve of Catalyst IMS managed by Caddo had outperformed the Credit Suisse Managed Futures Liquid Index and its Morningstar category for the 2-year, 3-year and since inception periods, but had underperformed the benchmark for the 1-year period. The Board considered Caddo’s explanation that Catalyst IMS’s underpeformance in the last year was due to significantly less equity beta exposure than the benchmark. The Board observed that Caddo reported Catalyst IMS had earned a four-star Morningstar rating. The Board concluded that Catalyst IMS’s performance was more than acceptable.

Fees and Expenses. The Board observed that Caddo’s trading advisory fee was 50% of the advisor’s net management fee, or a maximum of 0.875% annually. It noted that Caddo’s fee for Catalyst IMS was lower than the fee it charged to other accounts. The Board concluded that the trading advisory fee for Catalyst IMS was not unreasonable.

Profitability. The Board observed that, based on the information Caddo provided, Caddo was managing Catalyst IMS at a loss. The Board concluded that excessive profit was not a concern at this time.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Economies of Scale. The Board considered whether Caddo had realized economies of scale with respect to its services provided to Catalyst IMS. The Board agreed that this was primarily an advisory level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the trading expense. The Board agreed that Caddo did not appear to have benefitted from material economies of scale related to Catalyst IMS.

Conclusion. Having requested and received such information from Caddo as the Board believed to be reasonably necessary to evaluate the terms of the Trading Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Trading Advisory Agreement was in the best interests of the shareholders of Catalyst IMS.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Equity Armor Investments LLC with respect to Catalyst Nasdaq-100 Hedged Equity Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “EA Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Equity Armor Investments LLC (“Equity Armor”) with respect to Catalyst Nasdaq-100 Hedged Equity Fund (“Catalyst HE”).

The Board examined Equity Armor’s responses to a series of questions regarding, among other things, its sub-advisory services provided to Catalyst HE, comparative fee and expense information, and profitability from sub-advising Catalyst HE. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the EA Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the EA Agreement.

Nature, Extent and Quality of Services. The Board reviewed the experience and credentials of Equity Armor’s key personnel and discussed the discretionary investment advisory services it provided Catalyst HE. It noted that Equity Armor used charting, fundamental, technical and cyclical analysis to evaluate Catalyst HE’s performance and investment strategy on a minute-to-minute basis. The Board discussed that Equity Armor paid particular attention to rebalancing the portfolio due to increased volatility in the markets. The Board commented that Equity Armor used live screens with the value of all the components of the portfolio so that it could readily review the percentage of holdings, change in holdings, volatility and other factors affecting Catalyst HE’s performance. The Board considered that Equity Armor used a spreadsheet to monitor compliance with Catalyst HE’s investment limitations and noted that the spreadsheet was automatically populated with live data. The Board remarked that Equity Armor sought broker-dealers on the basis of best execution. The Board observed that Equity Armor engaged a third-party compliance firm to address compliance matters. The Board noted that Equity Armor reported no cybersecurity incidents or material litigation since the approval of the EA Agreement. The Board agreed that Equity Armor had the experience and resources necessary to provide quality service to Exceed DR.

Performance. The Board reviewed that Equity Armor began managing Catalyst HE pursuant to its new investment strategy since October 2020. The Board noted that Catalyst HE had underperformed all benchmarks for the 1-year period. The Board considered that the underperformance was attributed to Catalyst HE’s volatility overlay detracting from performance combined with the Nasdaq- 100 Index’s underperformance relative to the S&P 500 TR Index. It was the consensus of the Board that the revised strategy should be given more time to prove its effectiveness.

Fees and Expenses. The Board noted that Equity Armor received a fee, paid by the advisor and not Catalyst HE, of 50% of the net advisory fee (with a maximum of 0.625% of Catalyst HE’s average daily net assets). After further discussion, the Board concluded that the sub-advisory fee charged with respect to Catalyst HE, the sub -advisory fee in relation to the total advisory fee, and the allocation of fees between the advisor and Equity Armor were not unreasonable.

Profitability. The Board commented that although Equity Armor was managing Catalyst HE at a reasonable profit on a percentage of revenue basis, its profit was fairly modest on an absolute basis. The Board concluded that excessive profitability was not an issue for Equity Armor.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Economies of Scale. The Board considered whether Equity Armor had realized economies of scale with respect to the sub-advisory services provided to Catalyst HE. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Catalyst HE, it was unlikely that Equity Armor was benefitting from any material economies of scale that warranted a change in the total management fee or the sub-advisory fee.

Conclusion. Having requested and received such information from Equity Armor as the Board believed to be reasonably necessary to evaluate the terms of the EA Agreement between the advisor and Equity Armor, and as assisted by the advice of counsel, the Board concluded that renewal of the EA Agreement was in the best interests of Catalyst HE and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Exceed Advisory, LLC with respect to Catalyst Buffered Shield Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Exceed Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Exceed Advisory LLC (“Exceed”) with respect to Catalyst Buffered Shield (“Catalyst BS”).

The Board examined Exceed’s responses to a series of questions regarding, among other things, its sub-advisory services provided to and Catalyst BS, comparative fee and expense information, and profitability from sub-advising Catalyst BS. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Exceed Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Exceed Agreement.

Nature, Extent and Quality of Services. The Board noted the experience of the members of Exceed’s team and observed that they each worked remotely. The Board commented that Exceed was responsible for the day-to-day management and selection of securities for Catalyst BS. The Board recognized that Exceed developed the proprietary investment methodology embodied in Catalyst BS, which it had modified over time in an effort to take advantage of market movements and trends in options pricing. The Board discussed that Exceed developed internal software and controls to efficiently monitor compliance with Catalyst BS’s investment limitations. The Board acknowledged that Exceed did not use soft dollars and selected platforms where it believed Catalyst BS could access the highest level of competitive bidding for portfolio transactions. The Board discussed that Exceed implemented a new cybersecurity training program in the past year and reported no cybersecurity incidents. The Board discussed that Exceed had no material compliance issues, regulatory examinations or litigation actions to report. After further discussion, the Board concluded that the nature, extent and quality of service provided by Exceed to Catalyst BS was adequate.

Performance. The Board observed that Catalyst BS trailed its peer group over the 1-year and 3-year periods but outperformed the peer group over the 5-year and since inception periods. The Board noted that Catalyst BS outperformed its Morningstar category and HFRX Equity Hedge Index over all periods except the 1-year period but lagged the S&P 500 TR Index across all periods. The Board considered that the advisor attributed the recent underperformance to Catalyst BS’s investment in short-term investment grade bonds which had come under stress during the past three months. The Board concluded that performance was acceptable.

Fees and Expenses. The Board noted that the advisor charged a management fee of 1.25% for Catalyst BS and that 50% of Catalyst BS’s net management fee (after certain expenses) was paid to Exceed by the advisor. The Board acknowledged that Exceed’s maximum sub-advisory fee of 0.675% for Catalyst BS was similar to the fees Exceed charged to its other clients. The Board discussed the allocation of fees between the advisor and Exceed relative to their respective duties and other factors and agreed the allocation for Catalyst BS was appropriate. The Board concluded that the sub-advisory fee received by Exceed for Catalyst BS was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Profitability. The Board noted that Exceed allocated its expenses to Catalyst BS based on the time it spent on Catalyst BS. The Board remarked that Exceed earned a profit from sub -advising Catalyst BS. The Board discussed how Exceed’s profits from sub-advising Catalyst BS were used to compensate Exceed’s owner and reimburse his expenses. The Board recognized that Exceed’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Exceed’s profit in connection with Catalyst BS was not excessive.

Economies of Scale. The Board considered whether Exceed had realized economies of scale with respect to the sub-advisory services provided to Catalyst BS. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board recognized the systems and technology used by Exceed to efficiently manage Catalyst BS and concluded that, based on the current size of Catalyst BS, it was unlikely that Exceed was benefitting from any economies of scale that warranted a fee concession.

Conclusion. Having requested and received such information from Exceed as the Board believed to be reasonably necessary to evaluate the terms of the Exceed Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Exceed Agreement was in the best interests of Catalyst BS and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Consideration and Approval of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Teza Capital Management, LLC with respect to Catalyst Systematic Alpha Fund

In connection with a meeting held on February 14, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Teza Capital Management, LLC (“Teza”) with respect to Catalyst Systematic Alpha (“Catalyst SA”).

The Board examined Teza’s responses to a series of questions regarding, among other things, the sub-advisory services to be provided to Catalyst SA, comparative fee and expense information, and its expected profitability from sub-advising Catalyst SA. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to approval of the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the experience and credentials of Teza’s key personnel and discussed the investment sub-advisory services to be provided to Catalyst SA. The Board observed that Teza would provide in-depth fundamental and technical research on portfolio holdings and watchlist candidates, comprehensive risk management and investment decisions for the sleeve of Catalyst SA under its management. The Board acknowledged that Teza had an extensive risk management process that employed a variety of built-in risk mitigation processes and risk constraints. It discussed that the sleeve of Catalyst SA under its management would be monitored daily for exceptions using system-generated reports. The Board noted that Teza would execute all trades with a broker-dealer that it believed provided best execution in terms of its capabilities and commissions. The Board observed that Teza reported no material compliance, litigation or regulatory issues in the past 36 months and had adequate insurance coverage. The Board agreed that Teza had the experience and resources necessary to provide quality service to Catalyst SA.

Performance. The Board reviewed the performance of the sleeve of Catalyst SA managed by the portfolio managers over a 6-month period since it began managing the sleeve and noted that it had underperformed the benchmark HFRX Equity Hedge Index. The Board considered the portfolio managers’ explanation that markets were overextended during the fourth quarter of 2021, during which Catalyst SA reduced its market exposure by increasing its hedges. The Board discussed that the portfolio managers attributed the sleeve’s underperformance to its reduced market exposure but noted that it was their risk management process to decrease market exposure during deteriorating markets. The Board determined that the portfolio managers should be allowed to manage the sleeve over a full market cycle.

Fees and Expenses. The Board noted that Teza would receive a fee, to be paid by Catalyst and not Catalyst SA, of 50% of the net management fee earned on the sleeve managed by Teza (with a maximum of 0.75% of Catalyst SA’s average daily net assets under Teza’s management). The Board determined that the sub-advisory fee to be charged with respect to Catalyst SA, the sub-advisory fee in relation to the total management fee, and the allocation of fees between Catalyst and Teza were not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Profitability. The Board reviewed the profitability analysis provided by Teza, noting that Teza did not expect to earn a profit in connection with Catalyst SA for each of the first two years of the Sub-Advisory Agreement. The Board agreed that excessive profitability was not an issue for Teza at this time.

Economies of Scale. The Board considered whether Teza would realize economies of scale with respect to the sub-advisory services provided to Catalyst SA during the initial term of the Sub-Advisory Agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Teza as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interests of Catalyst SA and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Special Committee	Since 6/2006	Attorney since 1982.	37	Trustee of Variable Insurance Trust since 2010

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2022

Interested Trustee*** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 3/2022	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	37	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-447-4228.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/22) and held for the entire period through 6/30/22.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
		Beginning
	Fund’s Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio **	01/01/22	Value 6/30/22	During Period *	Value 6/30/22	During Period *
Catalyst/ Millburn Dynamic Commodity Strategy Fund - Class A	2.24%	$1,000.00	$1,065.90	$11.47	$1,013.69	$11.18
Catalyst/ Millburn Dynamic Commodity Strategy Fund - Class C	2.99%	1,000.00	1,061.60	15.28	1,009.97	14.90
Catalyst/ Millburn Dynamic Commodity Strategy Fund - Class I	1.99%	1,000.00	1,067.60	10.20	1,014.93	9.94
Catalyst/Warrington Strategic Program Fund - Class A	2.45%	1,000.00	1,046.80	12.43	1,012.65	12.23
Catalyst/Warrington Strategic Program Fund - Class C	3.20%	1,000.00	1,043.60	16.21	1,008.93	15.94
Catalyst/Warrington Strategic Program Fund - Class I	2.20%	1,000.00	1,048.20	11.17	1,013.88	10.99
Catalyst Systematic Alpha Fund - Class A	2.05%	1,000.00	901.70	9.67	1,014.63	10.24
Catalyst Systematic Alpha Fund - Class C	2.80%	1,000.00	898.50	13.18	1,010.91	13.96
Catalyst Systematic Alpha Fund - Class I	1.80%	1,000.00	903.20	8.49	1,015.87	9.00
Catalyst Income and Multi Strategy Fund - Class A	2.24%	1,000.00	965.60	10.92	1,013.69	11.18
Catalyst Income and Multi Strategy Fund - Class C	2.99%	1,000.00	962.10	14.55	1,009.97	14.90
Catalyst Income and Multi Strategy Fund - Class I	1.99%	1,000.00	967.30	9.71	1,014.93	9.94
Catalyst Nasdaq-100 Hedged Equity Fund - Class A	1.74%	1,000.00	1,087.80	9.01	1,016.17	8.70
Catalyst Nasdaq-100 Hedged Equity Fund - Class C	2.49%	1,000.00	1,084.10	12.87	1,012.45	12.42
Catalyst Nasdaq-100 Hedged Equity Fund - Class I	1.49%	1,000.00	1,089.70	7.72	1,017.41	7.45
Catalyst Millburn Hedge Strategy Fund - Class A	2.20%	1,000.00	1,027.80	11.06	1,013.88	10.99
Catalyst Millburn Hedge Strategy Fund - Class C	2.95%	1,000.00	1,024.20	14.81	1,010.17	14.70
Catalyst Millburn Hedge Strategy Fund - Class C-1	2.95%	1,000.00	1,029.30	15.09	1,010.33	14.95
Catalyst Millburn Hedge Strategy Fund - Class I	1.95%	1,000.00	1,029.30	9.81	1,015.12	9.74
Catalyst Buffered Shield Fund - Class A	1.48%	1,000.00	1,053.80	7.54	1,017.46	7.40
Catalyst Buffered Shield Fund - Class C	2.23%	1,000.00	1,050.40	11.34	1,013.74	11.13
Catalyst Buffered Shield Fund - Class I	1.23%	1,000.00	1,054.90	6.27	1,018.70	6.16

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL	Alpha Centric	844-223-8637
	Catalyst	866-447-4228
	Day Hagan	877-329-4246
	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

CatalystHedge-AR22

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2022	2021
Catalyst/Millburn Dynamic Commodity Strategy Fund	12,000	12,000
Catalyst/Warrington Strategic Program Fund	11,000	11,000
Catalyst Systematic Alpha Fund	13,000	13,000
Catalyst Income and Multi Strategy Fund	12,000	12,000
Catalyst NASDAQ-100 Hedge Equity Fund	12,000	11,250
Catalyst/Millburn Hedge Strategy Fund	25,000	25,000
Catalyst Buffered Shield Fund	12,000	12,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2021
Catalyst/Millburn Dynamic Commodity Strategy Fund	3,500	3,500
Catalyst/Warrington Strategic Program Fund	2,000	2,000
Catalyst Systematic Alpha Fund	3,500	3,500
Catalyst Income and Multi Strategy Fund	3,500	3,500
Catalyst NASDAQ-100 Hedged Equity Fund	2,000	2,000
Catalyst/Millburn Hedge Strategy Fund	3,500	3,500
Catalyst Buffered Shield Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2022, and 2021 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2021 and 2022, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.
(h)	Not Applicable
(I)	Not Applicable.
(J)

Not Applicable.

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,, the Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLSOED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover __________

President
Date: September 02, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: September 02, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 02, 2022